As filed with the Securities and Exchange Commission on January 4, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Teresa M. Nilsen
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
(Registrant’s telephone number, including area code)

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	2.54%	9.19%	8.21%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	2.85%	9.55%	8.54%
Russell 2000® Index	-8.56%	3.31%	5.63%
S&P 500® Index	10.14%	11.01%	11.18%

Expense ratios: 1.33% (Investor Class); 1.01% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index is a subset of the Russell 3000® Index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 7% of the total market capitalization of the Russell 3000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No

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6

PERFORMANCE OVERVIEW

further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Cornerstone Growth Fund returned 2.54%, outperforming the Russell 2000® Index (the Fund’s primary benchmark), which returned -8.56%, and underperforming the S&P 500® Index, which returned 10.14%, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted primarily from stock selection within the Information Technology, Industrials, and Consumer Discretionary sectors. The largest contributors to performance within each of these sectors during the period were Super Micro Computer, Inc., Sterling Infrastructure, Inc., and Modine Manufacturing Co. Offsetting these gains were losses in holdings in the Energy, Health Care, and Real Estate sectors. The largest detractors from performance within each of these sectors were Weatherford International PLC, Tenet Healthcare Corporation, and Service Properties Trust.

The Fund continues to own all the companies mentioned except for Tenet Healthcare.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of attractively valued, growing companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 50 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-month, six-month, and one-year periods.

Investment Commentary:

Notwithstanding a rebound in equity prices over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even in the face of an expected slowdown in economic activity. While the Federal Reserve has raised interest rates several times throughout the last year, we believe that the prospect of slower economic growth and lower inflation numbers could prompt the Federal Reserve to put any further rate hikes on hold. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2024, we remain bullish on equities long-term.

Sectors where the Fund currently maintains significant overweight positions include Energy, Industrials, and Materials. Representative holdings within the Energy sector include PBF Energy, Inc. (Class A), Marathon Petroleum Corporation, and Oceaneering International Inc. Industrials sector exposure includes Sterling Infrastructure Inc., Emcor

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Group, Inc., and Clean Harbors, Inc. Materials sector exposure includes Alpha Metallurgical Resources, Inc., Carpenter Technology Corporation, Reliance Steel & Aluminum Company. Given the continued strength in employment trends and average hourly earnings, we would expect consumer spending and the economy to hold steady. We believe that the Fund is well positioned given the potential for moderately slower economic growth.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than larger companies. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Funds concentrated in one or more industry sectors may be subject to a higher degree of market risk. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Super Micro Computer, Inc.	4.60%
Sterling Infrastructure, Inc.	3.42%
Modine Manufacturing Co.	3.01%
Jabil, Inc.	2.81%
Weatherford International PLC	2.72%
Carpenter Technology Corp.	2.54%
Alpha Metallurgical Resources, Inc.	2.42%
Comfort Systems USA, Inc.	2.40%
EMCOR Group, Inc.	2.39%
Green Brick Partners, Inc.	2.28%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 95.93%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 14.74%
Academy Sports & Outdoors, Inc.	51,300	$2,300,292	1.41%
BorgWarner, Inc.	64,000	2,361,600	1.44%
Dillard’s, Inc., Class A	9,200	2,856,140	1.75%
Green Brick Partners, Inc. (a)	96,300	3,726,810	2.28%
Modine Manufacturing Co. (a)	125,300	4,949,350	3.01%
Oxford Industries, Inc.	27,800	2,346,320	1.43%
Penske Automotive Group, Inc.	21,700	3,104,836	1.90%
Phinia, Inc.	12,800	331,264	0.20%
Visteon Corp. (a)	18,700	2,152,931	1.32%
		24,129,543	14.74%

Energy – 24.90%
CVR Energy, Inc.	99,300	3,252,075	1.99%
Exxon Mobil Corp.	28,600	3,027,310	1.85%
Marathon Petroleum Corp.	24,200	3,660,250	2.23%
Oceaneering International, Inc. (a)	153,200	3,368,868	2.06%
Oil States International, Inc. (a)	337,300	2,448,798	1.50%
Par Pacific Holdings, Inc. (a)	111,300	3,652,866	2.22%
PBF Energy, Inc., Class A	69,800	3,317,594	2.03%
Teekay Corp. (a)	513,700	3,611,311	2.21%
Tsakos Energy Navigation Ltd.	132,400	2,916,772	1.78%
Valero Energy Corp.	23,400	2,971,800	1.82%
Vertex Energy, Inc. (a)	322,100	1,388,251	0.85%
Weatherford International PLC (a)	47,900	4,459,011	2.72%
YPF SA – ADR (a)	270,500	2,686,065	1.64%
		40,760,971	24.90%

Financials – 3.98%
StoneX Group, Inc. (a)	30,500	2,907,260	1.78%
Unum Group	73,600	3,599,040	2.20%
		6,506,300	3.98%

Industrials – 29.98%
Applied Industrial Technologies, Inc.	22,400	3,438,624	2.10%
CECO Environmental Corp. (a)	204,800	3,313,664	2.02%
Clean Harbors, Inc. (a)	22,700	3,488,309	2.13%
Comfort Systems USA, Inc.	21,500	3,909,775	2.40%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
EMCOR Group, Inc.	18,900	$3,905,685	2.39%
Encore Wire Corp.	16,400	2,932,812	1.79%
Fluor Corp. (a)	89,500	2,979,455	1.82%
Granite Construction, Inc.	75,000	3,036,000	1.85%
Insperity, Inc.	26,000	2,751,840	1.68%
Sterling Infrastructure, Inc. (a)	76,800	5,594,880	3.42%
Terex Corp.	54,000	2,473,200	1.51%
The Timken Co.	36,100	2,495,232	1.52%
Titan Machinery, Inc. (a)	75,100	1,865,484	1.14%
United Airlines Holdings, Inc. (a)	58,900	2,062,089	1.26%
Wabash National Corp.	117,500	2,431,075	1.49%
WESCO International, Inc.	18,700	2,397,340	1.46%
		49,075,464	29.98%

Information Technology – 9.01%
Belden, Inc.	37,000	2,623,300	1.60%
Jabil, Inc.	37,500	4,605,000	2.81%
Super Micro Computer, Inc. (a)	31,400	7,519,358	4.60%
		14,747,658	9.01%

Materials – 13.32%
Alpha Metallurgical Resources, Inc.	18,000	3,959,280	2.42%
ATI, Inc. (a)	77,200	2,915,844	1.78%
Carpenter Technology Corp.	66,300	4,158,336	2.54%
Materion Corp.	28,400	2,754,232	1.68%
O-I Glass, Inc. (a)	141,900	2,192,355	1.34%
Reliance Steel & Aluminum Co.	12,600	3,205,188	1.96%
Steel Dynamics, Inc.	24,500	2,609,495	1.60%
		21,794,730	13.32%

Total Common Stocks
(Cost $138,088,146)		157,014,666	95.93%

REITS – 1.29%

Real Estate – 1.29%
Service Properties Trust	290,900	2,109,025	1.29%

Total REITS
(Cost $2,733,439)		2,109,025	1.29%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 3.04%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.04%
First American Treasury Obligations Fund – Class X, 5.275% (b)	4,978,236	$4,978,236	3.04%

Total Short-Term Investments
(Cost $4,978,236)		4,978,236	3.04%

Total Investments
(Cost $145,799,821) – 100.26%		164,101,927	100.26%
Liabilities in Excess of Other Assets – (0.26)%		(426,419)	(0.26)%

TOTAL NET ASSETS – 100.00%		$163,675,508	100.00%

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt
PLC — Public Limited Company
REIT — Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$24,129,543	$—	$—	$24,129,543
Energy	40,760,971	—	—	40,760,971
Financials	6,506,300	—	—	6,506,300
Industrials	49,075,464	—	—	49,075,464
Information Technology	14,747,658	—	—	14,747,658
Materials	21,794,730	—	—	21,794,730
Total Common Stocks	$157,014,666	$—	$—	$157,014,666
REITS
Real Estate	$2,109,025	$—	$—	$2,109,025
Total REITS	$2,109,025	$—	$—	$2,109,025
Short-Term Investments
Money Market Funds	$4,978,236	$—	$—	$4,978,236
Total Short-Term Investments	$4,978,236	$—	$—	$4,978,236
Total Investments	$164,101,927	$—	$—	$164,101,927

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $145,799,821)	$164,101,927
Dividends and interest receivable	122,312
Receivable for fund shares sold	30,497
Prepaid expenses and other assets	25,934
Total assets	164,280,670

LIABILITIES:
Payable for fund shares redeemed	392,133
Payable to advisor	104,921
Payable to administrator	27,909
Payable to auditor	22,746
Accrued distribution fees	20,884
Accrued service fees	12,297
Accrued trustees fees	6,841
Accrued expenses and other payables	17,431
Total liabilities	605,162
NET ASSETS	$163,675,508

NET ASSETS CONSISTS OF:
Capital stock	$150,311,735
Total distributable earnings	13,363,773
Total net assets	$163,675,508

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$141,356,398
Shares issued and outstanding	5,935,203
Net asset value, offering price, and redemption price per share	$23.82

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$22,319,110
Shares issued and outstanding	896,126
Net asset value, offering price, and redemption price per share	$24.91

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income(1)	$3,662,204
Interest income	123,946
Total investment income	3,786,150

EXPENSES:
Investment advisory fees (See Note 5)	1,232,434
Sub-transfer agent expenses – Investor Class (See Note 5)	218,709
Sub-transfer agent expenses – Institutional Class (See Note 5)	15,731
Distribution fees – Investor Class (See Note 5)	221,184
Administration, accounting, custody, and transfer agent fees (See Note 5)	163,019
Service fees – Investor Class (See Note 5)	147,456
Federal and state registration fees	37,492
Audit fees	22,747
Compliance expense (See Note 5)	22,676
Trustees’ fees and expenses	22,448
Reports to shareholders	17,862
Legal fees	4,214
Interest expense (See Note 7)	1,652
Other expenses	31,693
Total expenses	2,159,317
NET INVESTMENT INCOME	$1,626,833

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(4,138,289)
Net change in unrealized appreciation/depreciation on investments	5,434,239
Net gain on investments	1,295,950
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,922,783

(1)	Net of foreign taxes withheld and issuance fees of $102,901.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$1,626,833	$1,821,004
Net realized gain (loss) on investments	(4,138,289)	4,008,127
Net change in unrealized
appreciation/depreciation on investments	5,434,239	(4,443,482)
Net increase in net assets resulting from operations	2,922,783	1,385,649

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(5,391,788)	(33,524,164)
Distributable earnings – Institutional Class	(694,551)	(3,505,908)
Total distributions	(6,086,339)	(37,030,072)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	11,362,449	21,825,715
Proceeds from shares subscribed – Institutional Class	9,926,784	21,704,478
Dividends reinvested – Investor Class	5,220,465	32,429,645
Dividends reinvested – Institutional Class	627,346	3,066,398
Cost of shares redeemed – Investor Class	(26,505,700)	(21,756,715)
Cost of shares redeemed – Institutional Class	(6,562,918)	(16,595,253)
Net increase (decrease) in net assets
derived from capital share transactions	(5,931,574)	40,674,268
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,095,130)	5,029,845

NET ASSETS:
Beginning of year	172,770,638	167,740,793
End of year	$163,675,508	$172,770,638

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	465,038	919,385
Shares sold – Institutional Class	400,968	849,055
Shares issued to holders as reinvestment
of dividends – Investor Class	227,645	1,319,351
Shares issued to holders as reinvestment
of dividends – Institutional Class	26,210	119,641
Shares redeemed – Investor Class	(1,164,869)	(925,080)
Shares redeemed – Institutional Class	(266,969)	(740,429)
Net increase (decrease) in shares outstanding	(311,977)	1,541,923

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$24.07	$29.83	$19.91	$19.15	$22.17

0.22	0.26	(0.14)	(0.08)	(0.01)
0.35	0.62	10.06	0.84	(1.19)
0.57	0.88	9.92	0.76	(1.20)

(0.27)	—	—	—	—
(0.55)	(6.64)	—	—	(1.82)
(0.82)	(6.64)	—	—	(1.82)
$23.82	$24.07	$29.83	$19.91	$19.15

2.54%	2.51%	49.82%	3.97%	-5.19%

$141.36	$154.25	$151.96	$110.96	$125.10
1.33%	1.33%	1.34%	1.36%	1.34%
0.95%	1.10%	(0.51)%	(0.45)%	(0.07)%
90%	102%	98%	98%	95%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$25.17	$31.09	$20.68	$19.83	$22.88

0.29	0.34	(0.05)	(0.03)	0.05
0.38	0.67	10.46	0.88	(1.22)
0.67	1.01	10.41	0.85	(1.17)

(0.35)	—	—	—	—
(0.58)	(6.93)	—	—	(1.88)
(0.93)	(6.93)	—	—	(1.88)
$24.91	$25.17	$31.09	$20.68	$19.83

2.85%	2.84%	50.34%	4.29%	-4.86%

$22.32	$18.52	$15.78	$11.65	$14.62
1.02%	1.01%	1.01%	1.05%	1.01%
1.18%	1.38%	(0.17)%	(0.14)%	0.27%
90%	102%	98%	98%	95%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$2,630	$(2,630)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax

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purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $148,409,326 and $158,816,327, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $20,367 and 8.00%, respectively. The interest expensed by the Fund during fiscal year end 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $2,137,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$146,542,218
Gross tax unrealized appreciation	$28,373,689
Gross tax unrealized depreciation	(10,813,980)
Net tax unrealized appreciation/(depreciation)	$17,559,709
Undistributed ordinary income	$462,915
Undistributed long-term capital gains	—
Total distributable earnings	$462,915
Other accumulated gain/(loss)	$(4,658,851)
Total accumulated gain/(loss)	$13,363,773

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2023, the Fund had $1,907,296 in unlimited long-term and $2,751,555 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31,2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$2,073,376	$—
Long-term capital gains	4,012,963	37,030,072
Total distributions	$6,086,339	$37,030,072

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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32

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$1,110.50	$7.08
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77

Institutional Class
Actual	$1,000.00	$1,112.60	$5.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Investor Class shares or 1.02% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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37

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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38

PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.
_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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2

LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

(This Page Intentionally Left Blank.)

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	3.52%	6.40%	6.97%
Hennessy Focus Fund –
Institutional Class (HFCIX)	3.90%	6.78%	7.36%
Russell 3000® Index	8.38%	10.23%	10.52%
Russell Midcap® Growth Index	3.35%	8.09%	9.09%

Expense ratios: 1.52% (Investor Class); 1.13% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 3000® Index comprises the 3,000 largest U.S. companies based on market capitalization, representing approximately 96% of the investable U.S. equity market. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index that measures the performance of the mid-cap growth segment of the U.S. equity market. The Russell Midcap® Growth Index comprises those companies in the Russell Midcap® Index with relatively higher price-to-book ratios, higher forecasted growth values, and higher sales per share historical growth. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may

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PERFORMANCE OVERVIEW

rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Brian E. Macauley, CFA, David S. Rainey, CFA, and Ira M. Rothberg, CFA
Broad Run Investment Management, LLC (sub-advisor)

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Focus Fund returned 3.52%, underperforming the Russell 3000® Index (the Fund’s primary benchmark), which returned 8.38%, and outperforming the Russell Midcap® Growth Index, which returned 3.35%, for the same period.

Leading contributors to the Fund’s performance were Markel Group, Inc., American Woodmark Corporation, and Aon plc. Leading detractors from the Fund’s performance were Encore Capital Group, Inc., AST SpaceMobile, Inc., and American Tower Corporation. The Fund continues to hold of all the companies mentioned.

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of one-year results referenced above, we encourage fellow shareholders to also evaluate the Fund’s performance over five-year and ten-year periods, since shorter periods can be influenced by many transitory issues unrelated to the growth in the intrinsic value of the Fund’s holdings.

Investment Commentary:

Interest rates work like gravity on the value of financial assets. When the Federal Reserve cut the federal funds rate to near zero percent following the COVID-19 outbreak, it was as if capital markets went from Earth gravity to Moon gravity. The value of most financial assets proceeded to skyrocket until it became apparent that the Federal Reserve would be forced to begin a rate hiking cycle that kicked off in March 2022. Since that time, the federal funds rate target range has increased by 525 basis points and, in our opinion, financial gravity has normalized.

Within our portfolio, our cyclical and financially levered stocks underperformed over the last twelve months, reflecting higher interest rates and the macroeconomic climate. Near-term fundamentals at these businesses remain mixed, but we believe their valuations are compelling and their long-term prospects are unchanged. In response to this uncertainty, we remain focused, as always, on owning a portfolio of durable compounders with a good margin of safety.

While the increase in interest rates is having the desired impact of reducing inflation and slowing the labor market, headline inflation remains stubbornly high and above the Federal Reserve’s target. That said, the Federal Reserve’s progress fighting inflation is understated by headline CPI as the backward-looking calculation of shelter costs overstates the true rate of inflation. In our view, the spike in the 10-year Treasury yield from 3.82% at the end of June 2023 to 4.88% at the end of October 2023 has increased the odds that the July 2023 rate hike was the last or second to last one in this tightening cycle.

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When the Federal Reserve becomes confident that inflation is moving sustainably down toward its 2% goal, we believe the Federal Open Market Committee will begin to cut rates. We believe that long-duration equities, i.e., stocks that are expected to generate the bulk of their cash flow in the more distant future, will benefit the most from lower inflation and lower interest rates.

For example, two of our holdings with significant real estate exposure, Brookfield Corporation and American Tower, hold long-duration assets and are able to employ meaningful financial leverage because of the consistency of their cash flow. The market value of the assets they hold is highly sensitive to long-term interest rates and lower interest rates would allow their assets to be financed at a lower cost. We believe both companies are poised to see significant outperformance if incoming data suggests inflation is on a path toward the Fed’s target.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as more limited liquidity and greater price volatility than larger companies. Investments in foreign securities involve greater volatility and political, economic, and currency risk, and differences in accounting methods. Funds concentrated in one or more industry sectors may be subject to a higher degree of market risk. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company. Basis point refers to a common unit of measurement for interest rates and other percentages in finance and is equal to 1/100th of 1%.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Markel Group, Inc.	8.56%
Aon PLC	8.17%
American Tower Corp., Class A	7.96%
O'Reilly Automotive, Inc.	7.89%
Ashtead Group PLC	7.51%
Brookfield Corp.	7.42%
CarMax, Inc.	6.76%
Encore Capital Group, Inc.	6.72%
Cogent Communication Holdings, Inc.	5.24%
CDW Corp.	5.16%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor's Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 90.42%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 10.61%
AST SpaceMobile, Inc. (a)	1,997,902	$6,613,056	1.16%
Cogent Communications Holdings, Inc.	461,996	30,020,500	5.24%
Shenandoah Telecommunications Co.	796,737	18,850,797	3.30%
Warner Music Group Corp.	165,601	5,183,311	0.91%
		60,667,664	10.61%

Consumer Discretionary – 21.13%
CarMax, Inc. (a)	632,799	38,657,691	6.76%
Hilton Worldwide Holdings, Inc.	39,481	5,982,556	1.05%
NVR, Inc. (a)	2,261	12,237,934	2.14%
O'Reilly Automotive, Inc. (a)	48,439	45,069,582	7.89%
Restoration Hardware Holdings, Inc. (a)	86,384	18,828,257	3.29%
		120,776,020	21.13%

Financials – 32.84%
Aon PLC	151,027	46,727,754	8.17%
Brookfield Asset Management Ltd.	376,240	10,786,801	1.89%
Brookfield Corp.	1,454,542	42,399,899	7.42%
Brookfield Reinsurance Ltd.	15,721	459,210	0.08%
Encore Capital Group, Inc. (a)(c)	1,020,143	38,438,988	6.72%
Markel Group, Inc. (a)	33,245	48,887,438	8.56%
		187,700,090	32.84%

Health Care – 0.69%
Danaher Corp.	20,677	3,970,398	0.69%

Industrials – 15.16%
American Woodmark Corp. (a)	405,322	27,249,797	4.77%
Ashtead Group PLC	751,544	42,969,382	7.51%
SS&C Technologies Holdings, Inc.	171,214	8,603,504	1.51%
TransDigm Group, Inc. (a)	8,873	7,347,643	1.29%
Veralto Corp. (a)	6,892	475,548	0.08%
		86,645,874	15.16%

Information Technology – 9.01%
Applied Materials, Inc.	166,465	22,031,643	3.85%
CDW Corp.	147,147	29,488,259	5.16%
		51,519,902	9.01%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Real Estate – 0.98%
Altus Group Ltd.	164,995	$5,603,941	0.98%

Total Common Stocks
(Cost $251,035,657)		516,883,889	90.42%

REITS – 7.96%

Real Estate – 7.96%
American Tower Corp., Class A	255,468	45,521,843	7.96%

Total REITS
(Cost $196,710)		45,521,843	7.96%

SHORT-TERM INVESTMENTS – 1.73%

Money Market Funds – 1.73%
First American Treasury Obligations Fund – Class X, 5.275% (b)	9,893,805	9,893,805	1.73%

Total Short-Term Investments
(Cost $9,893,805)		9,893,805	1.73%

Total Investments
(Cost $261,126,172) – 100.11%		572,299,537	100.11%
Liabilities in Excess of Other Assets – (0.11)%		(640,832)	(0.11)%

TOTAL NET ASSETS – 100.00%		$571,658,705	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.
(c)
Investment in affiliated security. Investment represents five percent or more of the outstanding voting securities of the issuer, making the issuer and affiliate of the Fund, as defined in the Investment Company Act of 1940, as amended. Details of transactions with affiliated companies for the year ended October 31, 2023, are as follows:

	Value at		Sales	Realized
Common Stocks	November 1, 2022	Purchases	Proceeds	Gain/Loss
Encore Capital Group, Inc.(1)(2)	$74,084,017	$—	$(22,153,191)	$5,831,829
	$74,084,017	$—	$(22,153,191)	$5,831,829

	Net Change
	in Unrealized		Value at
	Appreciation /		October 31,
Common Stocks	Depreciation	Dividends	2023	Shares
Encore Capital Group, Inc.(1)(2)	$(19,323,667)	$—	$38,438,988	1,020,143
	$(19,323,667)	$—	$38,438,988	1,020,143

(1)	As of October 31, 2023, this security represented 6.72% of the Fund’s net assets.
(2)	At October 31, 2023, this security was no longer an affiliate of the Fund.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$60,667,664	$—	$—	$60,667,664
Consumer Discretionary	120,776,020	—	—	120,776,020
Financials	187,700,090	—	—	187,700,090
Health Care	3,970,398	—	—	3,970,398
Industrials	86,645,874	—	—	86,645,874
Information Technology	51,519,902	—	—	51,519,902
Real Estate	5,603,941	—	—	5,603,941
Total Common Stocks	$516,883,889	$—	$—	$516,883,889
REITS
Real Estate	$45,521,843	$—	$—	$45,521,843
Total REITS	$45,521,843	$—	$—	$45,521,843
Short-Term Investments
Money Market Funds	$9,893,805	$—	$—	$9,893,805
Total Short-Term Investments	$9,893,805	$—	$—	$9,893,805
Total Investments	$572,299,537	$—	$—	$572,299,537

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $261,126,172)	$572,299,537
Dividends and interest receivable	135,957
Receivable for fund shares sold	259,619
Receivable for securities sold	149,775
Prepaid expenses and other assets	59,604
Total assets	572,904,492

LIABILITIES:
Payable for fund shares redeemed	466,569
Payable to advisor	454,305
Payable to administrator	114,330
Payable to auditor	22,749
Accrued distribution fees	66,166
Accrued service fees	31,508
Accrued trustees fees	11,422
Accrued expenses and other payables	78,738
Total liabilities	1,245,787
NET ASSETS	$571,658,705

NET ASSETS CONSISTS OF:
Capital stock	$133,835,273
Total distributable earnings	437,823,432
Total net assets	$571,658,705

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$357,132,729
Shares issued and outstanding	7,740,035
Net asset value, offering price, and redemption price per share	$46.14

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$214,525,976
Shares issued and outstanding	4,439,381
Net asset value, offering price, and redemption price per share	$48.32

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income(1)	$5,740,782
Interest income	468,014
Total investment income	6,208,796

EXPENSES:
Investment advisory fees (See Note 5)	6,067,912
Sub-transfer agent expenses – Investor Class (See Note 5)	877,658
Sub-transfer agent expenses – Institutional Class (See Note 5)	237,606
Administration, accounting, custody, and transfer agent fees (See Note 5)	638,712
Distribution fees – Investor Class (See Note 5)	622,366
Service fees – Investor Class (See Note 5)	414,910
Federal and state registration fees	46,761
Reports to shareholders	46,532
Trustees' fees and expenses	26,941
Audit fees	22,755
Compliance expense (See Note 5)	22,668
Legal fees	16,068
Interest expense (See Note 7)	1,138
Other expenses	134,486
Total expenses	9,176,513
NET INVESTMENT LOSS	$(2,967,717)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:
Unaffiliated investments	$149,534,219
Affiliated investments	5,831,829
Net change in unrealized appreciation/depreciation on investments
Unaffiliated investments	(99,246,808)
Affiliated investments	(19,323,667)
Net gain on investments	36,795,573
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,827,856

(1)	Net of foreign taxes withheld of $135,044.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment loss	$(2,967,717)	$(7,213,114)
Net realized gain on investments	155,366,048	107,121,107
Net change in unrealized
appreciation/depreciation on investments	(118,570,475)	(377,001,093)
Net increase (decrease) in net
assets resulting from operations	33,827,856	(277,093,100)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(55,979,529)	(102,832,917)
Distributable earnings – Institutional Class	(38,238,761)	(74,423,824)
Total distributions	(94,218,290)	(177,256,741)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	5,238,833	13,194,104
Proceeds from shares subscribed – Institutional Class	33,286,516	64,242,530
Dividends reinvested – Investor Class	54,418,112	100,142,196
Dividends reinvested – Institutional Class	35,095,377	68,169,964
Cost of shares redeemed – Investor Class	(97,262,475)	(125,473,751)
Cost of shares redeemed – Institutional Class	(139,348,625)	(133,218,468)
Net decrease in net assets derived
from capital share transactions	(108,572,262)	(12,943,425)
TOTAL DECREASE IN NET ASSETS	(168,962,696)	(467,293,266)

NET ASSETS:
Beginning of year	740,621,401	1,207,914,667
End of year	$571,658,705	$740,621,401

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	107,578	208,254
Shares sold – Institutional Class	655,626	993,681
Shares issued to holders as reinvestment
of dividends – Investor Class	1,168,021	1,451,336
Shares issued to holders as reinvestment
of dividends – Institutional Class	721,682	950,104
Shares redeemed – Investor Class	(1,980,392)	(2,029,388)
Shares redeemed – Institutional Class	(2,730,525)	(2,110,055)
Net decrease in shares outstanding	(2,058,010)	(536,068)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$51.12	$80.48	$71.68	$85.11	$83.20

(0.29)	(0.56)	(0.63)	(0.66)	(0.52)
2.15	(16.93)	31.46	(4.21)	16.90
1.86	(17.49)	30.83	(4.87)	16.38

(6.84)	(11.87)	(22.03)	(8.56)	(14.47)
(6.84)	(11.87)	(22.03)	(8.56)	(14.47)
$46.14	$51.12	$80.48	$71.68	$85.11

3.52%	-25.55%	52.87%	-6.79%	24.16%

$357.13	$431.67	$709.40	$678.72	$1,213.20
1.50%	1.52%	1.49%	1.51%	1.47%
(0.58)%	(0.92)%	(0.88)%	(0.88)%	(0.67)%
12%	5%	4%	5%	2%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$53.34	$83.66	$74.24	$87.83	$85.66

(0.11)	(0.34)	(0.37)	(0.39)	(0.25)
2.23	(17.63)	32.62	(4.36)	17.41
2.12	(17.97)	32.25	(4.75)	17.16

(7.14)	(12.35)	(22.83)	(8.84)	(14.99)
(7.14)	(12.35)	(22.83)	(8.84)	(14.99)
$48.32	$53.34	$83.66	$74.24	$87.83

3.90%	-25.27%	53.43%	-6.45%	24.59%

$214.53	$308.95	$498.51	$387.55	$586.25
1.13%	1.13%	1.12%	1.14%	1.12%
(0.22)%	(0.53)%	(0.50)%	(0.51)%	(0.32)%
12%	5%	4%	5%	2%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$(11,633,790)	$11,633,790

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on

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investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

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NOTES TO THE FINANCIAL STATEMENTS

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales

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of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

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NOTES TO THE FINANCIAL STATEMENTS

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $81,297,029 and $280,517,998, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2023, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various

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federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $14,964 and 7.50%, respectively. The interest expensed by the Fund during fiscal year 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $2,768,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

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26

NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$261,126,172
Gross tax unrealized appreciation	$324,894,701
Gross tax unrealized depreciation	(13,721,336)
Net tax unrealized appreciation/(depreciation)	$311,173,365
Undistributed ordinary income	$—
Undistributed long-term capital gains	129,052,636
Total distributable earnings	$129,052,636
Other accumulated gain/(loss)	$(2,402,569)
Total accumulated gain/(loss)	$437,823,432

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund deferred, on a tax basis, a late-year ordinary loss of $2,402,569. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$—	$—
Long-term capital gains	94,218,290	177,256,741
Total distributions	$94,218,290	$177,256,741

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial

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to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2023, capital gains were declared and paid to shareholders of record on December 6, 2023, as follows:

Long-term
Investor Class	10.60940
Institutional Class	11.11527

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Focus Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Focus Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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31

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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32

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$ 961.50	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53

Institutional Class
Actual	$1,000.00	$ 963.30	$5.49
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for Investor Class shares or 1.11% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

Follow us on social media

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36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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37

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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38

PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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39

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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2

LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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3

balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class (HFMDX)	10.03%	13.91%	9.95%
Hennessy Cornerstone Mid Cap 30 Fund –
Institutional Class (HIMDX)	10.43%	14.32%	10.33%
Russell Midcap® Index	-1.01%	7.14%	8.05%
S&P 500® Index	10.14%	11.01%	11.18%

Expense ratios: 1.35% (Investor Class); 1.00% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index is a subset of the Russell 1000® Index that measures the performance of the mid-cap segment of the U.S. equity market. The Russell Midcap® Index comprises approximately 800 of the smallest securities in the Russell 1000® Index, representing approximately 27% of the total market capitalization of the Russell 1000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this

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6

PERFORMANCE OVERVIEW

communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned 10.03%, outperforming the Russell Midcap® Index (the Fund’s primary benchmark), which returned -1.01%, and slightly underperforming the S&P 500® Index, which returned 10.14%, for the same period.

The Fund’s outperformance relative to its primary benchmark resulted primarily from stock selection within the Information Technology, Consumer Discretionary, and Financials sectors. The largest contributors to performance within each of these sectors during the period were Super Micro Computer, Inc., Penske Automotive Group, Inc., and Unum Group. Offsetting these gains were losses in holdings in the Health Care, Energy, and Consumer Staples sectors. The largest detractors from performance during the period within each of these sectors were AdaptHealth Corp., W&T Offshore, Inc., and BJ’s Wholesale Club Holdings, Inc.

After the Fund’s recent annual rebalance and through October 31, 2023, the Fund does not own any of the companies mentioned.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to construct a concentrated portfolio of attractively valued, growing mid-cap companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 30 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three-month, six-month, and one-year periods.

Investment Commentary:

Notwithstanding a rebound in equity prices over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even in the face of an expected slowdown in economic activity. While the Federal Reserve has raised rates several times throughout the last year, we believe that the prospect of slower economic growth and lower inflation numbers could prompt the Federal Reserve to put any further rate hikes on hold. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2024, we remain bullish on equities long-term.

At the end of the fiscal year and after the Fund’s recent annual rebalance, sectors in which the Fund currently maintains significant overweight positions include Energy, Industrials, and Consumer Discretionary. Representative holdings within the Energy

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sector include Liberty Energy, Inc., Enlink Midstream, LLC, and Plains GP Holdings, LP. Industrials holdings include Parsons Corporation, Comfort Systems USA, Inc., and XPO, Inc. Consumer Discretionary exposure includes The Gap, Inc., Abercrombie & Fitch Company, and Guess?, Inc. Given the continued strength in employment trends and average hourly earnings, we would expect consumer spending and the economy to hold steady. We believe that the Fund is well positioned given the potential for moderately slower economic growth.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than larger companies. Funds concentrated in one or more industry sectors may be subject to a higher degree of market risk. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Gap, Inc.	4.02%
Liberty Energy, Inc.	3.60%
Comfort Systems USA, Inc.	3.54%
Abercrombie & Fitch Co., Class A	3.53%
Parsons Corp.	3.39%
EnLink Midstream LLC	3.37%
Guess, Inc.	3.35%
XPO, Inc.	3.32%
Plains GP Holdings LP, Class A	3.30%
Sterling Infrastructure, Inc.	3.28%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.00%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.92%
Cinemark Holdings, Inc. (a)	1,045,400	$17,238,646	2.92%

Consumer Discretionary – 16.95%
Abercrombie & Fitch Co., Class A (a)	343,300	20,879,506	3.53%
Gap, Inc.	1,860,200	23,810,560	4.02%
Group 1 Automotive, Inc.	74,200	18,722,886	3.17%
Guess, Inc.	920,600	19,792,900	3.35%
Modine Manufacturing Co. (a)	430,800	17,016,600	2.88%
		100,222,452	16.95%

Consumer Staples – 6.50%
Coca-Cola Consolidated, Inc.	30,056	19,127,939	3.24%
Sprouts Farmers Market, Inc. (a)	459,100	19,291,382	3.26%
		38,419,321	6.50%

Energy – 25.37%
California Resources Corp.	348,700	18,338,133	3.10%
CONSOL Energy, Inc.	190,600	17,514,234	2.96%
EnLink Midstream LLC	1,619,700	19,906,113	3.37%
Liberty Energy, Inc.	1,079,800	21,272,060	3.60%
Oceaneering International, Inc. (a)	763,100	16,780,569	2.84%
Par Pacific Holdings, Inc. (a)	558,900	18,343,098	3.10%
PBF Energy, Inc., Class A	385,934	18,343,443	3.10%
Plains GP Holdings LP, Class A	1,245,000	19,521,600	3.30%
		150,019,250	25.37%

Financials – 1.39%
NCR Atleos Corp. (a)	371,450	8,194,187	1.39%

Industrials – 35.57%
Applied Industrial Technologies, Inc.	123,500	18,958,485	3.20%
Comfort Systems USA, Inc.	115,200	20,949,120	3.54%
EMCOR Group, Inc.	93,500	19,321,775	3.27%
Flowserve Corp.	498,500	18,304,920	3.10%
Fluor Corp. (a)	550,200	18,316,158	3.10%
MillerKnoll, Inc.	805,400	18,926,900	3.20%
MSC Industrial Direct Co., Inc.	196,900	18,656,275	3.16%
Oshkosh Corp.	203,100	17,817,963	3.01%
Parsons Corp. (a)	353,300	19,979,115	3.39%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Sterling Infrastructure, Inc. (a)	266,000	$19,378,100	3.28%
XPO, Inc. (a)	259,200	19,649,952	3.32%
		210,258,763	35.57%

Information Technology – 5.17%
Kyndryl Holdings, Inc. (a)	1,284,400	18,790,772	3.18%
NCR Voyix Corp. (a)	771,400	11,794,706	1.99%
		30,585,478	5.17%

Materials – 3.13%
Carpenter Technology Corp.	295,400	18,527,488	3.13%

Total Common Stocks
(Cost $571,285,807)		573,465,585	97.00%

SHORT-TERM INVESTMENTS – 2.95%

Money Market Funds – 2.95%
First American Treasury Obligations Fund – Class X, 5.275% (b)	17,459,708	17,459,708	2.95%

Total Short-Term Investments
(Cost $17,459,708)		17,459,708	2.95%

Total Investments
(Cost $588,745,515) – 99.95%		590,925,293	99.95%
Other Assets in Excess of Liabilities – 0.05%		316,929	0.05%

TOTAL NET ASSETS – 100.00%		$591,242,222	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$17,238,646	$—	$—	$17,238,646
Consumer Discretionary	100,222,452	—	—	100,222,452
Consumer Staples	38,419,321	—	—	38,419,321
Energy	150,019,250	—	—	150,019,250
Financials	8,194,187	—	—	8,194,187
Industrials	210,258,763	—	—	210,258,763
Information Technology	30,585,478	—	—	30,585,478
Materials	18,527,488	—	—	18,527,488
Total Common Stocks	$573,465,585	$—	$—	$573,465,585
Short-Term Investments
Money Market Funds	$17,459,708	$—	$—	$17,459,708
Total Short-Term Investments	$17,459,708	$—	$—	$17,459,708
Total Investments	$590,925,293	$—	$—	$590,925,293

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $588,745,515)	$590,925,293
Dividends and interest receivable	147,215
Receivable for fund shares sold	1,015,462
Return of capital receivable	535,500
Prepaid expenses and other assets	63,536
Total assets	592,687,006

LIABILITIES:
Payable for fund shares redeemed	855,170
Payable to advisor	375,407
Payable to administrator	98,864
Payable to auditor	22,746
Accrued distribution fees	42,563
Accrued service fees	25,655
Accrued trustees fees	9,078
Accrued expenses and other payables	15,301
Total liabilities	1,444,784
NET ASSETS	$591,242,222

NET ASSETS CONSISTS OF:
Capital stock	$527,846,078
Total distributable earnings	63,396,144
Total net assets	$591,242,222

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$297,365,047
Shares issued and outstanding	15,717,108
Net asset value, offering price, and redemption price per share	$18.92

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$293,877,175
Shares issued and outstanding	14,762,286
Net asset value, offering price, and redemption price per share	$19.91

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Distributions received from master limited partnerships	$855,171
Return of capital on distributions received	(855,171)
Dividend income from common stock	5,909,259
Interest income	629,683
Total investment income	6,538,942

EXPENSES:
Investment advisory fees (See Note 5)	3,415,249
Sub-transfer agent expenses – Investor Class (See Note 5)	505,543
Sub-transfer agent expenses – Institutional Class (See Note 5)	175,557
Administration, accounting, custody, and transfer agent fees (See Note 5)	433,690
Distribution fees – Investor Class (See Note 5)	371,567
Service fees – Investor Class (See Note 5)	247,711
Federal and state registration fees	41,004
Reports to shareholders	34,534
Trustees’ fees and expenses	26,241
Audit fees	22,747
Compliance expense (See Note 5)	22,676
Legal fees	9,220
Other expenses	70,335
Total expenses	5,376,074
NET INVESTMENT INCOME	$1,162,868

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$63,162,651
Net change in unrealized appreciation/depreciation on investments	(36,349,926)
Net gain on investments	26,812,725
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,975,593

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$1,162,868	$3,718,695
Net realized gain on investments	63,162,651	112,575,778
Net change in unrealized
appreciation/depreciation on investments	(36,349,926)	(90,874,972)
Net increase in net assets resulting from operations	27,975,593	25,419,501

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(37,371,548)	(3,694,691)
Distributable earnings – Institutional Class	(30,112,291)	(2,816,027)
Total distributions	(67,483,839)	(6,510,718)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	118,407,401	15,003,867
Proceeds from shares subscribed – Institutional Class	149,518,551	31,051,642
Dividends reinvested – Investor Class	36,888,250	3,639,869
Dividends reinvested – Institutional Class	29,290,877	2,742,901
Cost of shares redeemed – Investor Class	(52,168,702)	(33,887,466)
Cost of shares redeemed – Institutional Class	(40,806,405)	(36,606,351)
Net increase (decrease) in net assets derived
from capital share transactions	241,129,972	(18,055,538)
TOTAL INCREASE IN NET ASSETS	201,621,726	853,245

NET ASSETS:
Beginning of year	389,620,496	388,767,251
End of year	$591,242,222	$389,620,496

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	6,016,089	762,770
Shares sold – Institutional Class	7,194,865	1,496,059
Shares issued to holders as reinvestment
of dividends – Investor Class	2,163,534	184,671
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,638,192	133,150
Shares redeemed – Investor Class	(2,782,892)	(1,726,740)
Shares redeemed – Institutional Class	(2,066,940)	(1,822,025)
Net increase (decrease) in shares outstanding	12,162,848	(972,115)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$20.83	$19.78	$13.27	$12.01	$16.87

0.01	0.17	(0.14)	(0.03)	(0.02)
1.68	1.22	6.65	1.29	(0.34)
1.69	1.39	6.51	1.26	(0.36)

—	(0.34)	—	—	—
(3.60)	—	—	—	(4.50)
(3.60)	(0.34)	—	—	(4.50)
$18.92	$20.83	$19.78	$13.27	$12.01

10.03%	7.12%	49.06%	10.49%	-1.22%

$297.37	$215.00	$219.58	$188.71	$206.11
1.34%	1.35%	1.36%	1.37%	1.36%
0.09%	0.84%	(0.74)%	(0.27)%	(0.15)%
120%	176%	0%	94%	70%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$21.84	$20.66	$13.81	$12.46	$17.38

0.09	0.24	(0.07)	0.01	0.03
1.76	1.29	6.92	1.34	(0.36)
1.85	1.53	6.85	1.35	(0.33)

—	(0.35)	—	—	—
(3.78)	—	—	—	(4.59)
(3.78)	(0.35)	—	—	(4.59)
$19.91	$21.84	$20.66	$13.81	$12.46

10.43%	7.52%	49.60%	10.83%	-0.84%

$293.88	$174.62	$169.19	$136.09	$168.79
0.97%	1.00%	0.99%	1.01%	1.00%
0.44%	1.18%	(0.38)%	0.09%	0.20%
120%	176%	0%	94%	70%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$1,988,545	$(1,988,545)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

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i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1  (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

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NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a

HENNESSY FUNDS	1-800-966-4354
23

security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $710,544,481 and $541,992,674, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and

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24

NOTES TO THE FINANCIAL STATEMENTS

financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$588,796,241
Gross tax unrealized appreciation	$26,472,783
Gross tax unrealized depreciation	(24,343,731)
Net tax unrealized appreciation/(depreciation)	$2,129,052
Undistributed ordinary income	$—
Undistributed long-term capital gains	61,267,092
Total distributable earnings	$61,267,092
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$63,396,144

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$—	$6,510,718
Long-term capital gains	67,483,839	—
Total distributions	$67,483,839	$6,510,718

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to

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26

NOTES TO THE FINANCIAL STATEMENTS

adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2023, capital gains were declared and paid to shareholders of record on December 6, 2023, as follows:

Long-term
Investor Class	1.89834
Institutional Class	1.99820

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Mid Cap 30 Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$1,081.80	$6.93
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72

Institutional Class
Actual	$1,000.00	$1,083.80	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.32% for Investor Class shares or 0.95% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
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36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers of the Fund	28
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Large Growth Fund –
Investor Class (HFLGX)	9.48%	8.63%	8.88%
Hennessy Cornerstone Large Growth Fund –
Institutional Class (HILGX)	9.85%	8.95%	9.15%
Russell 1000® Index	9.48%	10.71%	10.88%
S&P 500® Index	10.14%	11.01%	11.18%

Expense ratios: 1.30% (Investor Class); 0.99% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index is a subset of the Russell 3000® Index that measures the performance of the large-cap segment of the U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 93% of the total market capitalization of the Russell 3000® Index. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any

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PERFORMANCE OVERVIEW

Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 9.48%, in line with the Russell 1000® Index (the Fund’s primary benchmark), which returned 9.48%, and underperforming the S&P 500® Index, which returned 10.14%, for the same period.

The Fund’s performance was in line with its primary benchmark. The biggest contributors to performance resulted from stock selection in the Information Technology, Consumer Discretionary, and Materials sectors. The largest contributors to performance within each of these sectors during the period were Dell Technologies, Inc., PulteGroup, Inc., and Reliance Steel & Aluminum Company. During the period there were no sectors that detracted from performance.

The Fund continues to own all the companies mentioned.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of attractively valued, highly profitable, larger-cap companies. In essence, the strategy seeks high-quality, high-return companies that may be overlooked by other investors by selecting 50 larger-cap stocks that have relatively low price-to-cash flow ratios and have generated high returns on capital over the past year.

Investment Commentary:

Notwithstanding a rebound in equity prices over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even in the face of an expected slowdown in economic activity. While the Federal Reserve has raised interest rates several times throughout the last year, we believe that the prospect of slower economic growth and lower inflation numbers could prompt the Federal Reserve to put any further rate hikes on hold. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2024, we remain bullish on equities long-term.

Sectors where the Fund currently maintains significant overweight positions include Energy, Materials, and Industrials. Representative holdings within the Energy sector include Coterra Energy, Inc., Diamondback Energy, Inc, and Pioneer Natural Resources, Inc. Materials holdings include Reliance Steel & Aluminum Company, CF Industries Holdings, Inc., and Steel Dynamics, Inc. Industrials exposure includes Builders FirstSource, Inc., Expeditors International of Washington, Inc., and Masco Corporation. Given the continued strength in employment trends and average hourly earnings, we

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would expect consumer spending and the economy to hold steady. We believe that the Fund is well positioned given the potential for moderately slower economic growth.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than larger companies. Funds concentrated in one or more industry sectors may be subject to a higher degree of market risk. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Dell Technologies, Inc.	3.33%
Jabil, Inc.	3.17%
Builders FirstSource, Inc.	2.78%
PulteGroup, Inc.	2.64%
KLA Corp.	2.41%
Applied Materials, Inc.	2.35%
Lam Research Corp.	2.33%
Cencora, Inc.	2.31%
Coterra Energy, Inc	2.31%
Diamondback Energy, Inc.	2.29%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.43%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.50%
Sirius XM Holdings, Inc.	450,200	$1,926,856	1.50%

Consumer Discretionary – 14.92%
Bath & Body Works, Inc.	56,200	1,666,330	1.30%
Best Buy Co., Inc.	29,900	1,997,918	1.55%
Darden Restaurants, Inc.	18,100	2,634,093	2.05%
DR Horton, Inc.	26,800	2,797,920	2.17%
Lowe’s Companies., Inc.	12,700	2,420,239	1.88%
NVR, Inc. (a)	500	2,706,310	2.10%
PulteGroup, Inc.	46,100	3,392,499	2.64%
Tapestry, Inc.	57,300	1,579,188	1.23%
		19,194,497	14.92%

Energy – 20.48%
APA Corp.	62,300	2,474,556	1.92%
Chesapeake Energy Corp.	31,300	2,694,304	2.09%
ConocoPhillips	22,500	2,673,000	2.08%
Coterra Energy, Inc.	107,800	2,964,500	2.31%
Devon Energy Corp.	42,800	1,993,196	1.55%
Diamondback Energy, Inc.	18,400	2,949,888	2.29%
EOG Resources, Inc.	20,800	2,626,000	2.04%
Ovintiv, Inc.	56,400	2,707,200	2.10%
Pioneer Natural Resources Co.	11,800	2,820,200	2.19%
Valero Energy Corp.	19,300	2,451,100	1.91%
		26,353,944	20.48%

Financials – 6.63%
Ameriprise Financial, Inc.	7,500	2,359,275	1.83%
Equitable Holdings, Inc.	82,400	2,189,368	1.70%
Principal Financial Group, Inc.	28,900	1,955,952	1.52%
T. Rowe Price Group, Inc.	22,400	2,027,200	1.58%
		8,531,795	6.63%

Health Care – 4.64%
Cencora, Inc.	16,100	2,980,915	2.31%
Moderna, Inc. (a)	15,400	1,169,784	0.91%
Pfizer, Inc.	59,600	1,821,376	1.42%
		5,972,075	4.64%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 15.40%
Builders FirstSource, Inc. (a)	32,900	$3,570,308	2.78%
C.H. Robinson Worldwide, Inc.	26,000	2,127,580	1.65%
Caterpillar, Inc.	10,600	2,396,130	1.86%
Deere & Co.	6,200	2,265,232	1.76%
Expeditors International of Washington, Inc.	23,500	2,567,375	2.00%
J.B. Hunt Transport Services, Inc.	13,500	2,320,245	1.80%
Masco Corp.	48,600	2,531,574	1.97%
United Parcel Service, Inc., Class B	14,400	2,034,000	1.58%
		19,812,444	15.40%

Information Technology – 23.23%
Applied Materials, Inc.	22,800	3,017,580	2.35%
Cisco Systems, Inc.	54,800	2,856,724	2.22%
Dell Technologies, Inc.	64,000	4,282,240	3.33%
HP, Inc.	89,500	2,356,535	1.83%
Jabil, Inc.	33,200	4,076,960	3.17%
KLA Corp.	6,600	3,100,020	2.41%
Lam Research Corp.	5,100	2,999,922	2.33%
NetApp, Inc.	39,700	2,889,366	2.25%
ON Semiconductor Corp. (a)	35,000	2,192,400	1.70%
QUALCOMM, Inc.	19,400	2,114,406	1.64%
		29,886,153	23.23%

Materials – 10.63%
CF Industries Holdings, Inc.	30,600	2,441,268	1.90%
Cleveland-Cliffs, Inc. (a)	122,800	2,060,584	1.60%
Mosaic Co.	53,000	1,721,440	1.34%
Nucor Corp.	15,300	2,261,187	1.76%
Reliance Steel & Aluminum Co.	11,500	2,925,370	2.27%
Steel Dynamics, Inc.	21,300	2,268,663	1.76%
		13,678,512	10.63%

Total Common Stocks
(Cost $127,256,847)		125,356,276	97.43%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 2.59%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.59%
First American Treasury Obligations Fund – Class X, 5.275% (b)	3,327,934	$3,327,934	2.59%

Total Short-Term Investments
(Cost $3,327,934)		3,327,934	2.59%

Total Investments
(Cost $130,584,781) – 100.02%		128,684,210	100.02%
Liabilities in Excess of Other Assets – (0.02)%		(22,932)	(0.02)%

TOTAL NET ASSETS – 100.00%		$128,661,278	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$1,926,856	$—	$—	$1,926,856
Consumer Discretionary	19,194,497	—	—	19,194,497
Energy	26,353,944	—	—	26,353,944
Financials	8,531,795	—	—	8,531,795
Health Care	5,972,075	—	—	5,972,075
Industrials	19,812,444	—	—	19,812,444
Information Technology	29,886,153	—	—	29,886,153
Materials	13,678,512	—	—	13,678,512
Total Common Stocks	$125,356,276	$—	$—	$125,356,276
Short-Term Investments
Money Market Funds	$3,327,934	$—	$—	$3,327,934
Total Short-Term Investments	$3,327,934	$—	$—	$3,327,934
Total Investments	$128,684,210	$—	$—	$128,684,210

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $130,584,781)	$128,684,210
Dividends and interest receivable	123,640
Receivable for fund shares sold	2,144
Prepaid expenses and other assets	22,748
Total assets	128,832,742

LIABILITIES:
Payable for fund shares redeemed	999
Payable to advisor	83,534
Payable to administrator	22,734
Payable to auditor	22,746
Accrued distribution fees	17,285
Accrued service fees	9,902
Accrued trustees fees	6,531
Accrued expenses and other payables	7,733
Total liabilities	171,464
NET ASSETS	$128,661,278

NET ASSETS CONSISTS OF:
Capital stock	$125,206,274
Total distributable earnings	3,455,004
Total net assets	$128,661,278

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$112,889,870
Shares issued and outstanding	11,221,550
Net asset value, offering price, and redemption price per share	$10.06

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$15,771,408
Shares issued and outstanding	1,549,484
Net asset value, offering price, and redemption price per share	$10.18

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income	$3,105,507
Interest income	99,598
Total investment income	3,205,105

EXPENSES:
Investment advisory fees (See Note 5)	997,824
Distribution fees – Investor Class (See Note 5)	178,273
Administration, accounting, custody, and transfer agent fees (See Note 5)	134,324
Service fees – Investor Class (See Note 5)	118,849
Sub-transfer agent expenses – Investor Class (See Note 5)	96,251
Sub-transfer agent expenses – Institutional Class (See Note 5)	8,165
Federal and state registration fees	35,242
Audit fees	22,747
Compliance expense (See Note 5)	22,672
Trustees’ fees and expenses	21,562
Reports to shareholders	11,267
Legal fees	3,466
Interest expense (See Note 7)	2,215
Other expenses	26,649
Net expenses	1,679,506
NET INVESTMENT INCOME	$1,525,599

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,429,506
Net change in unrealized appreciation/depreciation on investments	6,248,824
Net gain on investments	10,678,330
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,203,929

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$1,525,599	$1,161,757
Net realized gain on investments	4,429,506	22,369,171
Net change in unrealized
appreciation/depreciation on investments	6,248,824	(43,346,819)
Net increase (decrease) in net
assets resulting from operations	12,203,929	(19,815,891)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(19,315,909)	(18,524,443)
Distributable earnings – Institutional Class	(2,556,836)	(2,507,385)
Total distributions	(21,872,745)	(21,031,828)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,360,431	3,741,686
Proceeds from shares subscribed – Institutional Class	1,393,373	1,400,184
Dividends reinvested – Investor Class	18,623,426	17,953,867
Dividends reinvested – Institutional Class	2,501,083	2,397,570
Cost of shares redeemed – Investor Class	(13,722,728)	(13,588,755)
Cost of shares redeemed – Institutional Class	(1,777,358)	(2,613,279)
Net increase in net assets derived
from capital share transactions	8,378,227	9,291,273
TOTAL DECREASE IN NET ASSETS	(1,290,589)	(31,556,446)

NET ASSETS:
Beginning of year	129,951,867	161,508,313
End of year	$128,661,278	$129,951,867

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	131,258	304,353
Shares sold – Institutional Class	131,707	105,369
Shares issued to holders as reinvestment
of dividends – Investor Class	1,887,812	1,400,177
Shares issued to holders as reinvestment
of dividends – Institutional Class	250,554	184,777
Shares redeemed – Investor Class	(1,344,112)	(1,132,049)
Shares redeemed – Institutional Class	(171,833)	(218,737)
Net increase in shares outstanding	885,386	643,890

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through November 30, 2019.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020		2019

$10.92	$14.35	$10.21	$10.54		$12.24

0.11	0.09	0.09	0.09		0.13
0.87	(1.66)	4.64	(0.15)		0.56
0.98	(1.57)	4.73	(0.06)		0.69

(0.08)	(0.08)	(0.10)	(0.14)		(0.09)
(1.76)	(1.78)	(0.49)	(0.13)		(2.30)
(1.84)	(1.86)	(0.59)	(0.27)		(2.39)
$10.06	$10.92	$14.35	$10.21		$10.54

9.48%	-12.76%	48.00%	-0.75%		7.84%

$112.89	$115.15	$143.11	$103.11		$117.62

1.28%	1.30%	1.29%	1.31%		1.31%
1.28%	1.30%	1.29%	1.31	%(2)	1.29%

1.10%	0.76%	0.69%	0.93%		1.24%
1.10%	0.76%	0.69%	0.93%		1.26%
53%	76%	68%	62%		57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through November 30, 2019.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020		2019

$11.05	$14.51	$10.33	$10.65		$12.38

0.14	0.13	0.12	0.13		0.16
0.89	(1.68)	4.68	(0.15)		0.56
1.03	(1.55)	4.80	(0.02)		0.72

(0.12)	(0.11)	(0.13)	(0.17)		(0.12)
(1.78)	(1.80)	(0.49)	(0.13)		(2.33)
(1.90)	(1.91)	(0.62)	(0.30)		(2.45)
$10.18	$11.05	$14.51	$10.33		$10.65

9.85%	-12.52%	48.30%	-0.40%		8.12%

$15.77	$14.80	$18.39	$12.60		$18.42

1.00%	0.99%	1.04%	1.01%		1.00%
1.00%	0.99%	1.04%	1.01	%(2)	0.98%

1.37%	1.08%	0.91%	1.23%		1.56%
1.37%	1.08%	0.91%	1.23%		1.58%
53%	76%	68%	62%		57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$(589,871)	$589,871

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).	Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to

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Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1  (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these

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NOTES TO THE FINANCIAL STATEMENTS

securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $70,582,605 and $83,859,558, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The

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NOTES TO THE FINANCIAL STATEMENTS

administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $30,027 and 7.28%, respectively. The interest expensed by the Fund during fiscal year 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $1,817,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$130,596,135
Gross tax unrealized appreciation	$13,428,574
Gross tax unrealized depreciation	(15,340,499)
Net tax unrealized appreciation/(depreciation)	$(1,911,925)
Undistributed ordinary income	$1,525,599
Undistributed long-term capital gains	3,841,330
Total distributable earnings	$5,366,929
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$3,455,004

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The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$1,161,564	$1,496,384
Long-term capital gains	20,711,181	19,535,444
Total distributions	$21,872,745	$21,031,828

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2023, capital gains were declared and paid to shareholders of record on December 6, 2023, as follows:

Long-term
Investor Class	0.30276
Institutional Class	0.30642

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26

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Large Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Large Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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28

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$1,025.50	$6.48
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

Institutional Class
Actual	$1,000.00	$1,027.20	$5.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.27% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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36

PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354
37

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	-1.45%	6.75%	7.21%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	-1.26%	6.96%	7.42%
Russell 1000® Value Index	0.13%	6.60%	7.60%
S&P 500® Index	10.14%	11.01%	11.18%

Expense ratios: 1.23% (Investor Class); 1.00% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index is a subset of the Russell 1000® Index that measures the performance of the large-cap value segment of the U.S. equity market. The Russell 1000® Value Index comprises those companies in the Russell 1000® Index with relatively lower price-to-book ratios, lower forecasted growth value, and lower sales per share historical growth. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may

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PERFORMANCE OVERVIEW

rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Cornerstone Value Fund returned -1.45%, underperforming both the Russell 1000® Value Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 0.13% and 10.14%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted primarily from stock selection in the Health Care, Consumer Staples, and Industrials sectors. The largest detractors of performance within each of these sectors during the period were Bristol-Myers Squibb Co., British American Tobacco PLC, and 3M Company. The largest contributors to performance during the period were investments in the Energy, Information Technology, and Materials sectors. The largest contributors to performance within each of these sectors included Petroleo Brasileiro S.A., Cisco Systems, Inc., and Dow, Inc.

The Fund continues to own all the companies mentioned except 3M Company.

Portfolio Strategy:

The Fund utilizes a formula-based approach designed to result in a portfolio of potentially undervalued, profitable, large-cap companies with high dividend yields. In essence, the strategy seeks 50 established companies that are generating sufficient cash flows to pay generous dividends but that may be overlooked by other investors.

Investment Commentary:

Notwithstanding a rebound in equity prices over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even in the face of an expected slowdown in economic activity. While the Federal Reserve has raised interest rates several times throughout the last year, we believe that the prospect of slower economic growth and lower inflation numbers could prompt the Federal Reserve to put any further rate hikes on hold. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2024, we remain bullish on equities long-term.

Sectors where the Fund currently maintains significant overweight positions include Energy, Financials, and Consumer Staples. Representative holdings within the Energy sector include Petroleo Brasileiro, Canadian Natural Resources Ltd., and Equinor A.S.A. Financials exposure includes JP Morgan Chase & Co., Wells Fargo & Co., and HSBC Holdings PLC. Consumer Staples sector exposure includes Philip Morris International,

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Inc., Unilever, plc, and Colgate-Palmolive Co. Given the continued strength in employment trends and average hourly earnings, we would expect consumer spending and the economy to hold steady. We believe that the Fund is well positioned given the potential for moderately slower economic growth.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than larger companies. Investments in foreign securities may involve political, economic, and currency risk, greater volatility, and differences in accounting methods. Funds concentrated in one or more industry sectors may be subject to a higher degree of market risk The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Petroleo Brasileiro SA – ADR	3.09%
Canadian Natural Resources Ltd.	2.46%
Equinor ASA – ADR	2.42%
International Business Machines Corp.	2.33%
Shell PLC – ADR	2.32%
TotalEnergies SE – ADR	2.32%
Comcast Corp.	2.29%
Union Pacific Corp.	2.21%
MetLife, Inc.	2.20%
JPMorgan Chase & Co.	2.19%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.75%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.50%
AT&T, Inc.	273,860	$4,217,444	1.66%
BCE, Inc.	115,100	4,273,663	1.68%
Comcast Corp.	140,500	5,801,245	2.29%
Verizon Communications, Inc.	135,300	4,753,089	1.87%
		19,045,441	7.50%

Consumer Discretionary – 3.70%
Ford Motor Co.	442,600	4,315,350	1.70%
The Home Depot, Inc.	17,800	5,067,482	2.00%
		9,382,832	3.70%

Consumer Staples – 13.01%
Altria Group, Inc.	116,300	4,671,771	1.84%
British American Tobacco PLC – ADR	146,100	4,362,546	1.72%
Colgate-Palmolive Co.	70,400	5,288,448	2.08%
Philip Morris International, Inc.	56,000	4,992,960	1.97%
The Coca-Cola Co.	84,400	4,767,756	1.88%
The Kraft Heinz Co.	135,100	4,250,246	1.67%
Unilever PLC – ADR	99,200	4,697,120	1.85%
		33,030,847	13.01%

Energy – 22.69%
BP PLC – ADR	138,600	5,069,988	2.00%
Canadian Natural Resources Ltd.	98,200	6,238,646	2.46%
Chevron Corp.	32,675	4,761,728	1.88%
Devon Energy Corp.	108,200	5,038,874	1.98%
Equinor ASA – ADR	184,100	6,143,417	2.42%
Exxon Mobil Corp.	48,910	5,177,123	2.04%
Petroleo Brasileiro SA – ADR	524,900	7,873,500	3.09%
Shell PLC – ADR	90,300	5,882,142	2.32%
Suncor Energy, Inc.	170,700	5,530,680	2.18%
TotalEnergies SE – ADR	88,600	5,900,760	2.32%
		57,616,858	22.69%

Financials – 19.75%
Bank of America Corp.	187,400	4,936,116	1.94%
Citigroup, Inc.	116,300	4,592,687	1.81%
HSBC Holdings PLC – ADR	151,000	5,485,830	2.17%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
JPMorgan Chase & Co.	39,900	$5,548,494	2.19%
Manulife Financial Corp.	284,800	4,961,216	1.95%
MetLife, Inc.	93,100	5,586,931	2.20%
Morgan Stanley	58,900	4,171,298	1.64%
Royal Bank of Canada	54,600	4,361,448	1.72%
Toronto-Dominion Bank	89,700	5,008,848	1.97%
Wells Fargo & Co.	138,100	5,492,237	2.16%
		50,145,105	19.75%

Health Care – 16.48%
AbbVie, Inc.	32,500	4,588,350	1.81%
Bristol-Myers Squibb Co.	75,500	3,890,515	1.53%
CVS Health Corp.	69,800	4,816,898	1.90%
Gilead Sciences, Inc.	64,200	5,042,268	1.99%
GSK PLC – ADR	143,560	5,125,092	2.02%
Johnson & Johnson	33,400	4,954,556	1.95%
Medtronic PLC	65,200	4,600,512	1.81%
Merck & Co., Inc.	48,500	4,980,950	1.96%
Pfizer, Inc.	125,800	3,844,448	1.51%
		41,843,589	16.48%

Industrials – 3.73%
Union Pacific Corp.	27,100	5,626,231	2.21%
United Parcel Service, Inc., Class B	27,300	3,856,125	1.52%
		9,482,356	3.73%

Information Technology – 10.03%
Cisco Systems, Inc.	101,600	5,296,408	2.09%
Hewlett Packard Enterprise Co.	354,200	5,447,596	2.15%
HP, Inc.	182,300	4,799,959	1.89%
International Business Machines Corp.	41,000	5,930,240	2.33%
Texas Instruments, Inc.	28,000	3,976,280	1.57%
		25,450,483	10.03%

Materials – 1.86%
Dow, Inc.	97,900	4,732,486	1.86%

Total Common Stocks
(Cost $233,921,521)		250,729,997	98.75%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 0.94%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.94%
First American Treasury Obligations Fund – Class X, 5.275% (a)	2,379,919	$2,379,919	0.94%

Total Short-Term Investments
(Cost $2,379,919)		2,379,919	0.94%

Total Investments
(Cost $236,301,440) – 99.69%		253,109,916	99.69%
Other Assets in Excess of Liabilities - 0.31%		789,007	0.31%

TOTAL NET ASSETS — 100.00%		$253,898,923	100.00%

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$19,045,441	$—	$—	$19,045,441
Consumer Discretionary	9,382,832	—	—	9,382,832
Consumer Staples	33,030,847	—	—	33,030,847
Energy	57,616,858	—	—	57,616,858
Financials	50,145,105	—	—	50,145,105
Health Care	41,843,589	—	—	41,843,589
Industrials	9,482,356	—	—	9,482,356
Information Technology	25,450,483	—	—	25,450,483
Materials	4,732,486	—	—	4,732,486
Total Common Stocks	$250,729,997	$—	$—	$250,729,997
Short-Term Investments
Money Market Funds	$2,379,919	$—	$—	$2,379,919
Total Short-Term Investments	$2,379,919	$—	$—	$2,379,919
Total Investments	$253,109,916	$—	$—	$253,109,916

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $236,301,440)	$253,109,916
Dividends and interest receivable	1,006,869
Dividend tax reclaim receivable	94,933
Receivable for fund shares sold	6,220
Prepaid expenses and other assets	34,786
Total assets	254,252,724

LIABILITIES:
Payable for fund shares redeemed	42,148
Payable to advisor	163,522
Payable to administrator	42,961
Payable to auditor	22,746
Accrued distribution fees	38,601
Accrued service fees	21,439
Accrued trustees fees	7,973
Accrued expenses and other payables	14,411
Total liabilities	353,801
NET ASSETS	$253,898,923

NET ASSETS CONSIST OF:
Capital stock	$234,402,207
Total distributable earnings	19,496,716
Total net assets	$253,898,923

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$246,397,258
Shares issued and outstanding	13,579,698
Net asset value, offering price, and redemption price per share	$18.14

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$7,501,665
Shares issued and outstanding	412,807
Net asset value, offering price, and redemption price per share	$18.17

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income(1)	$12,744,731
Interest income	169,355
Total investment income	12,914,086

EXPENSES:
Investment advisory fees (See Note 5)	2,108,250
Distribution fees – Investor Class (See Note 5)	403,515
Administration, accounting, custody, and transfer agent fees (See Note 5)	270,200
Service fees – Investor Class (See Note 5)	269,010
Sub-transfer agent expenses – Investor Class (See Note 5)	198,023
Sub-transfer agent expenses – Institutional Class (See Note 5)	25,065
Federal and state registration fees	36,312
Trustees’ fees and expenses	24,818
Audit fees	22,747
Compliance expense (See Note 5)	22,678
Reports to shareholders	19,207
Legal fees	6,747
Interest expense (See Note 7)	5,266
Other expenses	54,078
Total expenses	3,465,916
NET INVESTMENT INCOME	$9,448,170

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(3,834,975)
Net change in unrealized appreciation/depreciation on investments	(8,473,514)
Net loss on investments	(12,308,489)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,860,319)

(1)	Net of foreign taxes withheld and issuance fees of $458,525.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$9,448,170	$7,863,624
Net realized gain (loss) on investments	(3,834,975)	22,098,599
Net change in unrealized
appreciation/depreciation on investments	(8,473,514)	(8,218,181)
Net increase (decrease) in net assets
resulting from operations	(2,860,319)	21,744,042

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(26,252,846)	(12,280,194)
Distributable earnings – Institutional Class	(2,313,856)	(284,427)
Total distributions	(28,566,702)	(12,564,621)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	11,286,745	14,142,871
Proceeds from shares subscribed – Institutional Class	6,698,572	29,565,728
Dividends reinvested – Investor Class	24,939,854	11,605,966
Dividends reinvested – Institutional Class	2,247,245	250,047
Cost of shares redeemed – Investor Class	(29,291,239)	(20,443,989)
Cost of shares redeemed – Institutional Class	(23,714,925)	(10,861,538)
Net increase (decrease) in net assets derived
from capital share transactions	(7,833,748)	24,259,085
TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,260,769)	33,438,506

NET ASSETS:
Beginning of year	293,159,692	259,721,186
End of year	$253,898,923	$293,159,692

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	577,984	699,608
Shares sold – Institutional Class	332,692	1,444,370
Shares issued to holders as reinvestment
of dividends – Investor Class	1,290,673	593,352
Shares issued to holders as reinvestment
of dividends – Institutional Class	116,262	12,768
Shares redeemed – Investor Class	(1,532,736)	(1,029,071)
Shares redeemed – Institutional Class	(1,233,563)	(539,739)
Net increase (decrease) in shares outstanding	(448,688)	1,181,288

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$20.30	$19.59	$13.69	$17.43	$19.29

0.63	0.55	0.44	0.41	0.47
(0.84)	1.10	5.87	(3.01)	0.30
(0.21)	1.65	6.31	(2.60)	0.77

(0.50)	(0.51)	(0.41)	(0.47)	(0.41)
(1.45)	(0.43)	—	(0.67)	(2.22)
(1.95)	(0.94)	(0.41)	(1.14)	(2.63)
$18.14	$20.30	$19.59	$13.69	$17.43

-1.45%	8.68%	46.82%	-16.22%	5.22%

$246.40	$268.81	$254.23	$189.60	$253.95
1.23%	1.23%	1.23%	1.30%	1.23%
3.31%	2.74%	2.43%	2.71%	2.75%
31%	36%	41%	32%	27%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Ratio of net investment income to average net assets:
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$20.34	$19.63	$13.71	$17.45	$19.33

0.67	0.58	0.48	0.44	0.50
(0.84)	1.12	5.88	(3.01)	0.29
(0.17)	1.70	6.36	(2.57)	0.79

(0.55)	(0.56)	(0.44)	(0.49)	(0.45)
(1.45)	(0.43)	—	(0.68)	(2.22)
(2.00)	(0.99)	(0.44)	(1.17)	(2.67)
$18.17	$20.34	$19.63	$13.71	$17.45

-1.26%	8.92%	47.19%	-16.06%	5.37%

$7.50	$24.35	$5.50	$4.29	$6.44
1.06%	1.00%	0.99%	1.08%	1.08%
3.48%	2.92%	2.67%	2.94%	2.92%
31%	36%	41%	32%	27%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified

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NOTES TO THE FINANCIAL STATEMENTS

in the Statement of Assets and Liabilities, as needed. As of October 31, 2023, no such reclassifications were required for fiscal year 2023.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued

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NOTES TO THE FINANCIAL STATEMENTS

at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisor, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a

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security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $86,408,354 and $112,150,260, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $62,871 and 8.26%, respectively. The interest expensed by the Fund during fiscal year end 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $6,550,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$237,059,447
Gross tax unrealized appreciation	$35,165,236
Gross tax unrealized depreciation	(19,114,767)
Net tax unrealized appreciation/(depreciation)	$16,050,469
Undistributed ordinary income	$7,752,370
Undistributed long-term capital gains	—
Total distributable earnings	$7,752,370
Other accumulated gain/(loss)	$(4,306,123)
Total accumulated gain/(loss)	$19,496,716

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had $4,062,377 in unlimited long-term and $243,746 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$7,801,294	$6,908,914
Long-term capital gains	20,765,408	5,655,707
Total distributions	$28,566,702	$12,654,621

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Cornerstone Value Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Cornerstone Value Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$ 946.30	$6.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Institutional Class
Actual	$1,000.00	$ 947.30	$5.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 1.07% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 93.15%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Statement of Cash Flows	16
Financial Highlights	18
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	35
Availability of Quarterly Portfolio Schedule	35
Federal Tax Distribution Information	35
Important Notice Regarding Delivery of Shareholder Documents	35
Electronic Delivery	35
Liquidity Risk Management Program	36
Privacy Policy	36

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Total Return Fund (HDOGX)	0.53%	3.20%	5.05%
75/25 Blended DJIA/Treasury Index	3.72%	6.72%	8.20%
Dow Jones Industrial Average	3.17%	7.96%	10.34%

Expense ratio: 1.77%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Hennessy Total Return Fund returned 0.53%, underperforming both the 75/25 Blended DJIA/Treasury Index (the Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned 3.72% and 3.17%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of stock selection in the Consumer Staples, Industrials, and Energy sectors. The largest detractors from performance within each of these sectors during the period were Walgreens Boots Alliance, Inc., 3M Company, and Chevron Corporation. The largest contributors to performance during the period were investments in the Information Technology, Health Care, and Financials sectors. The largest contributors to performance within these sectors were Intel Corporation, Merck & Co., Inc., and JPMorgan Chase & Co.

The Fund continues to own all the companies mentioned except for Merck & Co.

Portfolio Strategy:

The Fund invests approximately 75% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 25% of its assets in U.S. Treasuries. As a result of this “blended” strategy, we expect the Fund to outperform equities in periods when equity markets fall and underperform in periods when equity markets rise. The Fund is designed to allow its investors to gain exposure to the equity market while maintaining a significant percentage of its investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor because the equity portion of the portfolio is invested in what we deem to be high-quality companies, each of which pay a quarterly dividend, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

Notwithstanding a rebound in equity prices over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even in the face of an expected slowdown in economic activity. While the Federal Reserve has raised rates several times throughout the last year, we believe that the prospect of slower economic growth and lower inflation numbers could prompt the Federal Reserve to put any further rate hikes on hold. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2024, we remain bullish on equities long-term.

If the market experiences further weakness, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than three months) may allow us the ability to roll into higher-yielding Treasuries in the event interest rates continue to rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

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The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 5.340%, 01/11/2024	31.22%
U.S. Treasury Bill, 5.290%, 11/09/2023	18.91%
U.S. Treasury Bill, 5.295%, 12/14/2023	18.81%
Intel Corp.	7.72%
International Business Machines Corp.	7.64%
Cisco Systems, Inc.	7.07%
Verizon Communications, Inc.	7.04%
JPMorgan Chase & Co.	6.96%
Dow, Inc.	6.56%
Chevron Corp.	6.44%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 68.66%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.04%
Verizon Communications, Inc.	95,300	$3,347,889	7.04%

Consumer Staples – 8.52%
The Coca-Cola Co.	32,800	1,852,872	3.90%
Walgreens Boots Alliance, Inc.	104,300	2,198,644	4.62%
		4,051,516	8.52%

Energy – 6.44%
Chevron Corp.	21,000	3,060,330	6.44%

Financials – 7.35%
JPMorgan Chase & Co.	23,800	3,309,628	6.96%
The Goldman Sachs Group, Inc.	600	182,166	0.39%
		3,491,794	7.35%

Health Care – 4.22%
Amgen, Inc.	7,100	1,815,470	3.81%
Johnson & Johnson	1,300	192,842	0.41%
		2,008,312	4.22%

Industrials – 6.10%
3M Co.	31,900	2,901,305	6.10%

Information Technology – 22.43%
Cisco Systems, Inc.	64,500	3,362,385	7.07%
Intel Corp.	100,600	3,671,900	7.72%
International Business Machines Corp.	25,100	3,630,464	7.64%
		10,664,749	22.43%

Materials – 6.56%
Dow, Inc.	64,500	3,117,930	6.56%

Total Common Stocks
(Cost $33,990,420)		32,643,825	68.66%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 73.24%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 4.30%
First American Treasury Obligations Fund – Class X, 5.275% (a)	2,045,029	$2,045,029	4.30%

U.S. Treasury Bills – 68.94%
5.290%, 11/09/2023 (b)(c)	9,000,000	8,989,480	18.91%
5.295%, 12/14/2023 (b)(c)	9,000,000	8,943,133	18.81%
5.340%, 01/11/2024 (b)(c)	15,000,000	14,843,503	31.22%
		32,776,116	68.94%

Total Short-Term Investments
(Cost $34,820,258)		34,821,145	73.24%

Total Investments
(Cost $68,810,678) – 141.90%		67,464,970	141.90%
Liabilities in Excess of Other Assets – (41.90)%		(19,921,669)	(41.90)%

TOTAL NET ASSETS – 100.00%		$47,543,301	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2023.
(b)	The rate listed is the discount rate at issue.
(c)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $21,850,742.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,347,889	$—	$—	$3,347,889
Consumer Staples	4,051,516	—	—	4,051,516
Energy	3,060,330	—	—	3,060,330
Financials	3,491,794	—	—	3,491,794
Health Care	2,008,312	—	—	2,008,312
Industrials	2,901,305	—	—	2,901,305
Information Technology	10,664,749	—	—	10,664,749
Materials	3,117,930	—	—	3,117,930
Total Common Stocks	$32,643,825	$—	$—	$32,643,825
Short-Term Investments
Money Market Funds	$2,045,029	$—	$—	$2,045,029
U.S. Treasury Bills	—	32,776,116	—	32,776,116
Total Short-Term Investments	$2,045,029	$32,776,116	$—	$34,821,145
Total Investments	$34,688,854	$32,776,116	$—	$67,464,970

The accompanying notes are an integral part of these financial statements.

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Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$5,397,000	Jefferies LLC	5.60%	8/10/23	11/9/23	$5,472,558
5,397,000	Jefferies LLC	5.65%	9/14/23	12/14/23	5,473,232
8,995,000	Jefferies LLC	5.70%	10/12/23	1/11/24	9,123,179
$19,789,000					$20,068,969

As of October 31, 2023, the fair value of securities held as collateral for reverse repurchase agreements was $21,850,742 as noted on the Schedule of Investments.

Reverse repurchase agreements are carried at face value; hence, they are not included in the fair valuation hierarchy. The face value of the reverse repurchase agreements at October 31, 2023, was $19,789,000. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value plus interest due at maturity is equal to $20,068,969.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $68,810,678)	$67,464,970
Dividends and interest receivable	71,647
Receivable for fund shares sold	31
Prepaid expenses and other assets	12,338
Total assets	67,548,986

LIABILITIES:
Payable to advisor	24,373
Payable to administrator	9,477
Payable to auditor	22,746
Accrued distribution fees	7,806
Accrued service fees	4,062
Reverse repurchase agreements	19,789,000
Accrued interest payable	135,712
Accrued trustees fees	5,813
Accrued expenses and other payables	6,696
Total liabilities	20,005,685
NET ASSETS	$47,543,301

NET ASSETS CONSISTS OF:
Capital stock	$46,821,718
Total distributable earnings	721,583
Total net assets	$47,543,301

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$47,543,301
Shares issued and outstanding	3,793,030
Net asset value, offering price, and redemption price per share	$12.53

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income	$1,598,510
Interest income	1,760,408
Total investment income	3,358,918

EXPENSES:
Interest expense (See Notes 7 and 9)	1,111,239
Investment advisory fees (See Note 5)	313,920
Distribution fees – Investor Class (See Note 5)	78,480
Administration, accounting, custody, and transfer agent fees (See Note 5)	59,808
Service fees – Investor Class (See Note 5)	52,320
Sub-transfer agent expenses – Investor Class (See Note 5)	39,739
Compliance expense (See Note 5)	22,668
Audit fees	22,747
Federal and state registration fees	21,560
Trustees’ fees and expenses	20,493
Reports to shareholders	10,154
Legal fees	1,687
Other expenses	9,517
Total expenses	1,764,332
NET INVESTMENT INCOME	$1,594,586

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,437,331
Net change in unrealized appreciation/depreciation on investments	(3,681,426)
Net loss on investments	(1,244,095)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$350,491

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$1,594,586	$870,240
Net realized gain on investments	2,437,331	3,139,523
Net change in unrealized
appreciation/depreciation on investments	(3,681,426)	(3,362,849)
Net increase in net assets resulting from operations	350,491	646,914

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(4,133,781)	(852,484)
Total distributions	(4,133,781)	(852,484)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,112,285	3,818,336
Dividends reinvested – Investor Class	3,946,628	810,781
Cost of shares redeemed – Investor Class	(10,088,636)	(5,519,799)
Net decrease in net assets derived
from capital share transactions	(2,029,723)	(890,682)
TOTAL DECREASE IN NET ASSETS	(5,813,013)	(1,096,252)

NET ASSETS:
Beginning of year	53,356,314	54,452,566
End of year	$47,543,301	$53,356,314

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	308,055	278,708
Shares issued to holders as reinvestment
of dividends – Investor Class	299,644	60,970
Shares redeemed – Investor Class	(774,401)	(402,382)
Net decrease in shares outstanding	(166,702)	(62,704)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Cash Flows for the year ended October 31, 2023

Cash flows from operating activities:
Net increase in net assets from operations	$350,491
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Payments to purchase securities	(13,336,644)
Proceeds from sale of securities	17,037,438
Proceeds from securities litigation	122
Net sale of short term investments	4,349,095
Realized gain on investments in securities	(2,437,331)
Net accretion of discount on securities	(1,696,612)
Change in unrealized appreciation/depreciation on investments in securities	3,681,426
(Increases) decreases in operating assets:
Increase in dividends and interest receivable	(18,050)
Increase in prepaid expenses and other assets	(1,037)
Increases (decreases) in operating liabilities:
Decrease in payable to advisor	(1,408)
Decrease in payable to administrator	(1,976)
Decrease in payable for distribution fees	(12,846)
Decrease in payable for service fees	(235)
Increase in accrued interest payable	49,190
Decrease in accrued audit fees	(3)
Increase in accrued trustee fees	687
Decrease in other accrued expenses and payables	(2,764)
Net cash provided by operating securities	7,959,543

Cash flows from financing activities:
Decrease in reverse repurchase agreements	(1,799,000)
Proceeds on shares sold	4,118,452
Payment on shares redeemed	(10,091,842)
Distributions paid in cash, net of reinvestments	(187,153)
Net cash used for financing activities	(7,959,543)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$3,946,628

Cash paid for interest	$1,062,049

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CASH FLOWS

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$13.47	$13.54	$11.97	$13.98	$13.57

0.40	0.22	0.20	0.27	0.24
(0.30)	(0.07)	2.33	(1.99)	0.81
0.10	0.15	2.53	(1.72)	1.05

(0.38)	(0.22)	(0.20)	(0.29)	(0.24)
(0.66)	—	(0.76)	—	(0.40)
(1.04)	(0.22)	(0.96)	(0.29)	(0.64)
$12.53	$13.47	$13.54	$11.97	$13.98

0.53%	1.12%	21.72%	-12.36%	7.93%

$47.54	$53.36	$54.45	$50.67	$72.94
3.37%	1.77%	1.35%	1.73%	2.31%
3.05%	1.62%	1.52%	2.05%	1.74%
36%	24%	19%	39%	30%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$(475,365)	$475,365

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Reverse Repurchase Agreements – Transactions involving reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Upon entering into a reverse repurchase agreement transaction, the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and the Fund subsequently monitors the account to ensure that it maintains such equivalent value. Interest on reverse repurchase agreements is included in interest payable.

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As of October 31, 2023, securities with a fair value of $21,850,742, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

j).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of October 31, 2023, please refer to the table in Note 9.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an

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NOTES TO THE FINANCIAL STATEMENTS

authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt

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investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $13,336,644 and $17,037,438, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the

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24

NOTES TO THE FINANCIAL STATEMENTS

Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $7,019 and 7.84%, respectively. The interest expensed by the Fund under the line of credit during fiscal year 2023 is included as a component of interest expense in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $398,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$68,876,602
Gross tax unrealized appreciation	$4,317,858
Gross tax unrealized depreciation	(5,729,490)
Net tax unrealized appreciation/(depreciation)	$(1,411,632)
Undistributed ordinary income	$124,312
Undistributed long-term capital gains	2,008,903
Total distributable earnings	$2,133,215
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$721,583

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$1,508,864	$852,484
Long-term capital gains	2,624,917	—
Total distributions	$4,133,781	$852,484

(1) Ordinary income includes short-term capital gains.

9).  REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during fiscal year 2023 totaled $1,110,681 and are recorded as a component of interest expense in the Statement of Operations.

During fiscal year 2023, the average daily balance and average interest rate in effect for reverse repurchase agreements were $21,947,800 and 5.00%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of October 31, 2023:

Maturity Date	Amount	Interest Rate
November 9, 2023	$5,397,000	5.60%
December 14, 2023	$5,397,000	5.65%
January 11, 2024	$8,995,000	5.70%

Outstanding reverse repurchase agreements as of October 31, 2023, comprised 41.62% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$19,789,000	$—	$19,789,000	$19,789,000	$—	$—
$19,789,000	$—	$19,789,000	$19,789,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among

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Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

11).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2023, capital gains were declared and paid to shareholders of record on December 6, 2023, as follows:

Long-term
Investor Class	0.53706

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Total Return Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Total Return Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers
Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$ 979.60	$18.11
Hypothetical (5% return before expenses)	$1,000.00	$1,006.91	$18.36

(1)	Expenses are equal to the Fund’s annualized expense ratio of 3.63%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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34

EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

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HENNESSY FUNDS	1-800-966-4354
35

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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36

LIQUIDITY RISK MANAGEMENT PROGRAM/PRIVACY POLICY

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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37

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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PRIVACY POLICY

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY EQUITY AND INCOME FUND
Investor Class  HEIFX
Institutional Class  HEIIX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	10
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	35
Trustees and Officers of the Fund	36
Expense Example	40
Proxy Voting Policy and Proxy Voting Records	42
Availability of Quarterly Portfolio Schedule	42
Federal Tax Distribution Information	42
Important Notice Regarding Delivery of Shareholder Documents	42
Electronic Delivery	42
Liquidity Risk Management Program	43
Privacy Policy	43

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

HENNESSY FUNDS	1-800-966-4354

balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	3.67%	4.32%	5.00%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	3.99%	4.70%	5.39%
S&P 500® Index	10.14%	11.01%	11.18%

Expense ratios: 1.58% (Investor Class); 1.20% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. This index is used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers for Equity Allocation: Stephen M. Goddard, CFA, Jonathan T. Moody, CFA, J. Brian Campbell, CFA, Mark E. DeVaul, CFA, CPA, and Samuel D. Hutchings, CFA
The London Company of Virginia, LLC (sub-advisor)

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PERFORMANCE OVERVIEW

Portfolio Managers for Fixed Income Allocation: Gary B. Cloud, CFA, and Peter G. Greig, CFA
FCI Advisors (sub-advisor)

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Equity and Income Fund returned 3.67%, underperforming the S&P 500® Index (the Fund’s benchmark), which returned 10.14% for the same period.

Equities: U.S. stocks posted gains over the one-year period ended October 31, 2023. Positive equity returns were concentrated in the large-cap space and driven by a handful of companies with strong growth expectations. Equities closed lower versus the prior year in the small- and mid-cap space. Moderating inflation, a strong labor market, and better than expected economic growth aided equity prices, while rising interest rates were a headwind.

Looking to factors that affected stock prices over the one-year period ended October 31, 2023, growth, higher beta, and quality factors had a positive influence on relative returns. The positive influence of quality factors was concentrated in the smaller market cap space. Value and yield factors had a negative impact. These factors were headwinds to the relative performance of the equity portion of the Fund, reflecting the Fund’s exposure to slower growth, lower beta, and higher yielding equities.

Both sector allocation and stock selection presented headwinds to relative performance in the equity portion of the Fund. The best performing stocks over the one-year period ended October 31, 2023, included NewMarket Corporation, FedEx Corporation, Alphabet, Inc. (Class C), Old Dominion Freight Line, Inc., and Progressive Corporation. The weakest names over the one-year period ended October 31, 2023, included Charles Schwab Corp., Albemarle Corporation, Norfolk Southern Corporation, Pfizer, Inc., and Texas Instruments Incorporated. The Fund continues to own all of the companies mentioned.

Sector allocation had a negative impact on the Fund’s relative performance. The Fund’s underweight position in the Information Technology sector and overweight position in the Financials sector had a negative impact on relative performance, partially offset by the positive impact of the Fund’s underweight position in both the Health Care and Real Estate sectors.

Fixed Income: Through the one-year period ended October 31, 2023, the Federal Reserve (Fed) continued its unprecedented rate-hiking cycle, increasing the overnight rate by an additional 225 basis points (bps). These rate hikes, as well as the market’s eventual realization that additional rate cuts were not on the horizon, led to continued upward pressure across the yield curve. For the period, returns for broad investment-grade indexes typically delivered slightly positive returns, but less than their starting yield as price declines detracted from income.

The fixed income allocation managed by FCI Advisors outperformed most widely known Intermediate benchmarks for the period. Sector allocation, specifically an overweight to investment grade corporate credit, provided the largest contribution to relative performance as credit spreads tightened materially. Treasury holdings at the index level, an intentionally underweighted sector, declined in value over the same period. We have maintained a neutral duration policy relative to the benchmark, so the continued climb in interest rates did not materially affect relative performance. Additionally, we reduced the already small allocation to “core-plus” securities by half. Our allocation to preferred stock securities, which detracted from overall performance, was trimmed, while allocations to Business Development Companies, which had contributed to performance during the period, were exited entirely.

HENNESSY FUNDS	1-800-966-4354

Portfolio Strategy:

The Fund seeks a balanced portfolio with the goal of maintaining broad market exposure with lower volatility. Our bottom-up equity selection strategy seeks companies with strong returns on capital and the flexibility to enhance shareholder value by using their balance sheets. The Fund’s fixed income allocation focuses on high-quality domestic corporate, agency, and government bonds.

Investment Commentary:

Equities: Looking ahead, while we have been pleased with the better than expected economic data and improving inflation readings in recent months, we note that core inflation remains higher than the Fed’s long-term target of 2% and the labor market remains tight with unemployment below 4%. With that backdrop, it has become more apparent to investors that interest rates may stay higher for longer than previously expected.

Predicting the future direction of the economy is always challenging. Potential positives include a strong labor market, rising wages, and lower inflation. Potential negatives include higher interest rates, elevated energy prices, tighter bank lending standards, and the drawdown of savings accumulated by consumers during the pandemic. While we believe the odds of a recession over the next 12-18 months remain somewhat elevated, a soft landing may be possible. Longer term, we remain positive on the U.S. economy and expect real GDP growth in the 2-3% range driven by growth in the labor force and improving productivity.

In terms of the equity market, we recognize the difficulty in determining what investors have priced into stocks at a specific point in the economic cycle. Valuations based on near-term earnings appear somewhat elevated in the context of higher interest rates and a possible recession. Going forward, we believe that equity returns in the near term may be modest, with shareholder yield (dividends, share repurchase, and debt reduction) comprising a significant percentage of the total return from equities. We continue to expect greater volatility in share prices in the months ahead and believe that quality attributes and solid company fundamentals will lead to strong risk adjusted returns over time. Compared to the broader market, we believe that the companies held in the Fund generate much higher returns on capital, have stronger balance sheets, and trade at reasonable valuations.

Fixed Income: Following a challenging year and a half for bond investors, it looked like there might be some relief in late 2022 and early 2023 as yields trended lower. After raising the overnight rate by 75 bps in November 2022 and 50 bps in December 2022, much of the decline in the yield curve stemmed from a belief the Fed might be near the end of its rate hiking cycle. However, a blowout employment report in February 2023, as well as stubborn inflation metrics, showed the economy wasn’t ready to cooperate. In response, yields once again moved sharply higher as investors priced in additional rate hikes.

Those higher yields attracted investors who were eager to earn 5% on Treasury debt in lieu of the much smaller amounts they were earning in their checking and savings accounts. This proved problematic for banks and led to a run on deposits. At the same time, news quickly spread that the security portfolios at certain banks had substantial losses. In some instances, like Silicon Valley Bank, that led to depositors pulling out billions in just a few hours. In the end, this caused only a handful of banks to be shuttered, but the strain on the sector sent yields to their lowest levels of the year as investors assessed the impact on lending, economic activity, and the need for further tightening of monetary policy.

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PERFORMANCE OVERVIEW

Fortunately, a major bank crisis was avoided, and investors again focused on economic growth that remained stronger than expected. In fact, after four quarters of GDP growth that averaged 2.4%, the economy accelerated into a shockingly high 5.2% annualized rate during the third quarter of 2023. That overall solid economic growth, combined with Congress’s inability to pass a budget, heavy issuances from the Treasury, and a Fitch Ratings downgrade of the U.S. government debt from AAA to AA+, sent yields across the curve to their year-to-date highs.

After continuing to increase the overnight rate by 25 bps in March, May, and July 2023, the Federal Reserve’s Open Market Committee (FOMC) passed on raising the overnight rate in September 2023, thereby leaving the rate at a range of 5.25% to 5.50%. Nearly 19 months and 525 bps after the Fed first began increasing the overnight rate from the pandemic zero bound, we are likely at, or very near, the end of the rate-hiking cycle. Fortunately, bond yields now provide a substantial cushion to absorb price declines if rates were to increase further.

Without further Fed tightening, there is little reason to expect short rates to increase materially. The long end of the curve could move somewhat higher as investors seek a term premium for owning longer maturities, but even that should be short lived with the consensus expecting Fed rate cuts to commence sometime in 2024. While it is possible some pressure remains, going forward, bond math favors investors. While not calling for an exact top, we believe today’s yields represent a buying opportunity for long-term investors.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Funds that invest in other investment companies, including exchange-traded funds, may experience higher fees. Funds concentrated in one or more industry sectors may be subject to a higher degree of market risk. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Basis point refers to a common unit of measurement for interest rates and other percentages in finance and is equal to 1/100th of 1%. Duration is a measure of the sensitivity of the price (the value of the principal) of a fixed-income investment to a change in interest rates and is expressed as a number of years. Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Apple, Inc.	4.80%
Berkshire Hathaway, Inc., Class B	4.54%
Alphabet, Inc., Class C	4.07%
The Progressive Corp.	2.88%
Martin Marietta Materials, Inc.	2.86%
Visa, Inc., Class A	2.80%
BlackRock, Inc.	2.72%
NewMarket Corp.	2.33%
FedEx Corp.	2.28%
Starbucks Corp.	2.28%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 66.29%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.07%
Alphabet, Inc., Class C (a)	22,437	$2,811,356	4.07%

Consumer Discretionary – 9.09%
CarMax, Inc. (a)	11,619	709,805	1.03%
Lowe’s Companies., Inc.	4,739	903,111	1.31%
O’Reilly Automotive, Inc. (a)	1,621	1,508,243	2.19%
Starbucks Corp.	17,072	1,574,722	2.28%
The Home Depot, Inc.	5,531	1,574,620	2.28%
		6,270,501	9.09%

Consumer Staples – 5.90%
Altria Group, Inc.	33,266	1,336,295	1.94%
Church & Dwight Co., Inc.	15,430	1,403,204	2.03%
Nestlé S.A. – ADR	12,399	1,336,116	1.93%
		4,075,615	5.90%

Energy – 2.04%
Chevron Corp.	9,659	1,407,606	2.04%

Financials – 17.21%
Berkshire Hathaway, Inc., Class B (a)	9,192	3,137,504	4.54%
BlackRock, Inc.	3,066	1,877,250	2.72%
Fiserv, Inc. (a)	13,437	1,528,459	2.22%
The Charles Schwab Corp.	27,202	1,415,592	2.05%
The Progressive Corp.	12,563	1,986,085	2.88%
Visa, Inc., Class A	8,207	1,929,466	2.80%
		11,874,356	17.21%

Health Care – 2.69%
Johnson & Johnson	7,657	1,135,840	1.65%
Pfizer, Inc.	23,527	718,985	1.04%
		1,854,825	2.69%

Industrials – 8.32%
FedEx Corp.	6,570	1,577,457	2.28%
Norfolk Southern Corp.	6,567	1,252,918	1.82%
Old Dominion Freight Line, Inc.	3,882	1,462,194	2.12%
Republic Services, Inc.	9,746	1,447,184	2.10%
		5,739,753	8.32%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 8.49%
Apple, Inc.	19,398	$3,312,596	4.80%
Cisco Systems, Inc.	21,713	1,131,899	1.64%
Texas Instruments, Inc.	9,967	1,415,414	2.05%
		5,859,909	8.49%

Materials – 8.48%
Air Products and Chemicals, Inc.	4,789	1,352,605	1.96%
Albemarle Corp.	7,253	919,535	1.33%
Martin Marietta Materials, Inc.	4,810	1,967,002	2.86%
NewMarket Corp.	3,339	1,609,899	2.33%
		5,849,041	8.48%

Total Common Stocks
(Cost $28,795,840)		45,742,962	66.29%

PREFERRED STOCKS – 1.15%

Consumer Staples – 0.03%
CHS, Inc., Series 4, 7.500%, Perpetual	940	23,688	0.03%

Financials – 1.08%
AEGON Funding Co. LLC, 5.100%, 12/15/2049	985	18,351	0.03%
Allstate Corp., Series H, 5.100%, Perpetual	1,120	21,280	0.03%
American International Group, Inc., Series A, 5.850%, Perpetual	1,015	22,736	0.03%
Arch Capital Group Ltd., Series F, 5.450%, Perpetual	726	14,818	0.02%
Axis Capital Holdings Ltd., Series E, 5.500%, Perpetual	1,005	19,587	0.03%
Bank of America Corp., Series KK, 5.375%, Perpetual	1,675	34,605	0.06%
Bank of Hawaii Corp., Series A, 4.375%, Perpetual	770	10,095	0.01%
Capital One Financial Corp., Series I, 5.000%, Perpetual	1,900	30,951	0.04%
Carlyle Finance LLC, 4.625%, 05/15/2061	630	10,294	0.01%
Citigroup, Inc., Series K, 6.875% to 11/15/2023 then
3 Month CME Term SOFR + 4.392%, Perpetual (b)	780	19,789	0.03%
Citizens Financial Group, Inc., Series D, 6.350% to 04/06/2024
then 3 Month CME Term SOFR + 3.904%, Perpetual (b)	1,180	27,128	0.04%
Cullen/Frost Bankers, Inc., Series B, 4.450%, Perpetual	860	13,803	0.02%
Equitable Holdings, Inc., Series A, 5.250%, Perpetual	1,190	21,456	0.03%
Federal Agricultural Mortgage Corp., Series F, 5.250%, Perpetual	585	11,168	0.02%
Fifth Third Bancorp, Series I, 6.625% to 12/31/2023 then
3 Month CME Term SOFR + 3.972%, Perpetual (b)	765	18,643	0.03%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
First Citizens BancShares, Inc., Series C, 5.625%, Perpetual	675	$13,001	0.02%
First Horizon Corp., Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (b)	575	12,420	0.02%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual	1,125	25,706	0.04%
Huntington Bancshares, Inc., Series J, 6.875% to 04/15/2028 then
5 Year CMT Rate + 2.704%, Perpetual (b)	1,325	29,349	0.04%
JPMorgan Chase & Co.
Series JJ, 4.550%, Perpetual	1,310	24,065	0.03%
Series LL, 4.625%, Perpetual	1,285	24,119	0.03%
KeyCorp
Series G, 5.625%, Perpetual	955	14,421	0.02%
Series E, 6.125% to 12/15/2026 then
3 Month CME Term SOFR + 4.154%, Perpetual (b)	512	9,139	0.01%
MetLife, Inc., Series F, 4.750%, Perpetual	1,720	32,215	0.05%
Morgan Stanley, Series O, 4.250%, Perpetual	2,365	38,809	0.07%
Regions Financial Corp., Series C, 5.700% to 05/15/2029 then
3 Month LIBOR USD + 3.148%, Perpetual (b)	1,035	18,475	0.03%
Reinsurance Group of America, Inc., 7.125% to 10/15/2027 then
5 Year CMT Rate + 3.456%,10/15/2052 (b)	610	15,555	0.02%
Synchrony Financial, Series A, 5.625%, Perpetual	1,255	18,536	0.03%
Synovus Financial Corp., Series E, 5.875% to 07/01/2024 then
5 Year CMT Rate + 4.127%, Perpetual (b)	920	20,902	0.03%
The Charles Schwab Corp., Series J, 4.450%, Perpetual	1,495	26,387	0.04%
The Goldman Sachs Group, Inc., Series K, 6.375% to 05/10/2024 then
3 Month CME Term SOFR + 3.812%, Perpetual (b)	895	22,518	0.03%
Truist Financial Corp., Series O, 5.250%, Perpetual	1,625	32,662	0.05%
US Bancorp, Series O, 4.500%, Perpetual	1,295	21,834	0.03%
Wells Fargo & Co.
Series Y, 5.625%, Perpetual	780	16,708	0.02%
Series Z, 4.750%, Perpetual	1,555	27,679	0.04%
		739,204	1.08%

Industrials – 0.02%
WESCO International, Inc., Series A, 10.625% to 06/22/2025 then
5 Year CMT Rate + 10.325%, Perpetual (b)	595	15,863	0.02%

Utilities – 0.02%
Entergy Arkansas LLC, 4.875%, 09/01/2066	770	15,577	0.02%

Total Preferred Stocks
(Cost $1,008,789)		794,332	1.15%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

REITS – 0.03%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Real Estate – 0.03%
Public Storage, Series P, 4.000%, Perpetual	1,185	$18,711	0.03%

Total REITS
(Cost $24,228)		18,711	0.03%

CORPORATE BONDS – 15.71%

Communication Services – 1.87%
AT&T, Inc., 4.250%, 03/01/2027	$980,000	930,211	1.35%
Comcast Corp., 4.650%, 02/15/2033	250,000	226,897	0.33%
T-Mobile USA, Inc., 3.875%, 04/15/2030	150,000	130,857	0.19%
		1,287,965	1.87%

Consumer Discretionary – 0.91%
Lowe’s Companies, Inc., 2.625%, 04/01/2031	325,000	257,305	0.37%
Starbucks Corp., 3.500%, 03/01/2028	400,000	367,733	0.54%
		625,038	0.91%

Energy – 0.96%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025	300,000	291,740	0.42%
The Williams Companies, Inc., 2.600%, 03/15/2031	475,000	371,281	0.54%
		663,021	0.96%

Financials – 7.25%
Aflac, Inc., 3.600%, 4/1/2030	300,000	261,959	0.38%
Bank of America Corp., 2.299% to 07/21/2031 then
SOFR + 1.220%, 07/21/2032 (b)	575,000	425,246	0.62%
Fifth Third Bancorp, 3.650%, 01/25/2024	225,000	223,403	0.32%
Huntington Bancshares, Inc.
2.550%, 02/04/2030	525,000	404,773	0.59%
4.000%, 05/15/2025	365,000	349,804	0.51%
JPMorgan Chase & Co., 2.069% to 06/01/2028 then
SOFR + 1.015%, 06/01/2029 (b)	325,000	270,364	0.39%
Marsh & McLennan Companies, Inc., 4.375%, 03/15/2029	275,000	257,368	0.37%
Morgan Stanley
1.593% to 05/04/2026 then SOFR + 0.879%, 05/04/2027 (b)	295,000	262,122	0.38%
2.239% to 07/21/2031 then SOFR + 1.178%, 07/21/2032 (b)	330,000	244,008	0.35%
PayPal Holdings, Inc., 2.850%, 10/1/2029	750,000	638,665	0.93%
Prudential Financial, Inc., 3.878%, 03/27/2028	260,000	241,715	0.35%
Regions Financial Corp., 1.800%, 08/12/2028	325,000	254,362	0.37%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Financials (Continued)
State Street Corp., 4.821% to 01/26/2033 then
SOFR + 1.567%,01/26/2034 (b)	$175,000	$155,591	0.23%
The Goldman Sachs Group, Inc., 4.223% to 05/01/2028 then
3 Month CME Term SOFR + 1.563%,05/01/2029 (b)	300,000	274,081	0.40%
Willis North America, Inc., 3.600%, 05/15/2024	750,000	739,464	1.06%
		5,002,925	7.25%

Health Care – 2.41%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	700,000	656,599	0.95%
Evernorth Health, Inc., 3.500%, 06/15/2024	700,000	686,839	0.99%
Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	425,000	321,051	0.47%
		1,664,489	2.41%

Industrials – 0.93%
General Electric Co., 3.625%, 05/01/2030	380,000	324,633	0.47%
The Boeing Co., 2.196%, 02/04/2026	225,000	206,775	0.30%
The Timken Co., 6.875%, 05/08/2028	110,000	110,111	0.16%
		641,519	0.93%

Information Technology – 1.38%
Autodesk, Inc., 2.850%, 01/15/2030	675,000	564,562	0.81%
Broadcom, Inc., 4.110%, 09/15/2028	425,000	390,133	0.57%
		954,695	1.38%

Total Corporate Bonds
(Cost $12,414,668)		10,839,652	15.71%

MORTGAGE-BACKED SECURITIES – 2.75%

Federal Agency Mortgage-Backed Obligations – 2.75%
Fannie Mae Pool
3.000%, 10/01/2043	790,014	664,550	0.96%
3.500%, 01/01/2042	144,001	126,742	0.18%
6.000%, 10/01/2037	73,359	72,807	0.11%
Fannie Mae REMICS
Series 2013-52, 1.250%, 06/25/2043	36,754	28,516	0.04%
Series 2012-16, 2.000%, 11/25/2041	33,663	28,291	0.04%
Freddie Mac Gold Pool
3.000%, 05/01/2042	420,723	356,255	0.52%
3.000%, 09/01/2042	526,591	446,243	0.65%
5.500%, 04/01/2037	28,394	27,970	0.04%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

MORTGAGE-BACKED SECURITIES			% of
	Par Amount	Value	Net Assets
Federal Agency Mortgage-Backed Obligations (Continued)
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	$8,454	$8,071	0.01%
Series 4309, 2.000%, 10/15/2043	29,720	26,024	0.04%
Series 3870, 2.750%, 01/15/2041	9,074	8,569	0.01%
Series 4322, 3.000%, 05/15/2043	41,730	39,298	0.06%
Government National Mortgage Association,
Series 2013-24, 1.750%, 2/16/2043	78,183	64,524	0.09%

Total Mortgage-Backed Securities
(Cost $2,224,280)		1,897,860	2.75%

U.S. TREASURY OBLIGATIONS – 12.20%

U.S. Treasury Notes – 12.20%
0.250%, 08/31/2025	1,250,000	1,144,580	1.66%
0.625%, 03/31/2027	450,000	390,551	0.57%
0.750%, 04/30/2026	1,500,000	1,353,633	1.96%
1.250%, 12/31/2026	625,000	559,595	0.81%
1.500%, 02/15/2025	200,000	190,559	0.28%
1.875%, 07/31/2026	1,550,000	1,429,875	2.07%
2.500%, 03/31/2027	300,000	277,980	0.40%
2.625%, 04/15/2025	300,000	289,072	0.42%
2.750%, 08/15/2032	550,000	466,426	0.68%
3.000%, 10/31/2025	450,000	432,308	0.63%
3.375%, 05/15/2033	400,000	354,625	0.51%
3.500%, 02/15/2033	225,000	201,938	0.29%
3.625%, 05/15/2026	350,000	339,021	0.49%
4.125%, 09/30/2027	275,000	267,792	0.39%
4.125%, 11/15/2032	500,000	472,168	0.68%
4.250%, 05/31/2025	250,000	246,396	0.36%

Total U.S. Treasury Obligations
(Cost $9,106,280)		8,416,519	12.20%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.91%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.91%
First American Treasury Obligations Fund – Class X, 5.275% (c)	1,314,593	$1,314,593	1.91%

Total Short-Term Investments
(Cost $1,314,593)		1,314,593	1.91%

Total Investments
(Cost $54,888,678) – 100.04%		69,024,629	100.04%
Liabilities in Excess of Other Assets – (0.04)%		(24,151)	(0.04)%

TOTAL NET ASSETS – 100.00%		$69,000,478	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
CMT – Constant Maturity Treasury
LIBOR – London Interbank Offered Rate
REIT – Real Estate Investment Trust
SOFR – Secured Overnight Financing Rate
(a)	Non-income producing security.
(b)	Variable rate security; rate disclosed is the rate as of October 31, 2023
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$2,811,356	$—	$—	$2,811,356
Consumer Discretionary	6,270,501	—	—	6,270,501
Consumer Staples	4,075,615	—	—	4,075,615
Energy	1,407,606	—	—	1,407,606
Financials	11,874,356	—	—	11,874,356
Health Care	1,854,825	—	—	1,854,825
Industrials	5,739,753	—	—	5,739,753
Information Technology	5,859,909	—	—	5,859,909
Materials	5,849,041	—	—	5,849,041
Total Common Stocks	$45,742,962	$—	$—	$45,742,962
Preferred Stocks
Consumer Staples	$23,688	$—	$—	$23,688
Financials	739,204	—	—	739,204
Industrials	15,863	—	—	15,863
Utilities	15,577	—	—	15,577
Total Preferred Stocks	$794,332	$—	$—	$794,332
REITS
Real Estate	$18,711	$—	$—	$18,711
Total REITS	$18,711	$—	$—	$18,711
Corporate Bonds
Communication Services	$—	$1,287,965	$—	$1,287,965
Consumer Discretionary	—	625,038	—	625,038
Energy	—	663,021	—	663,021
Financials	—	5,002,925	—	5,002,925
Health Care	—	1,664,489	—	1,664,489
Industrials	—	641,519	—	641,519
Information Technology	—	954,695	—	954,695
Total Corporate Bonds	$—	$10,839,652	$—	$10,839,652
Mortgage-Backed Securities
Federal Agency Mortgage-Backed Obligations	$—	$1,897,860	$—	$1,897,860
Total Mortgage-Backed Securities	$—	$1,897,860	$—	$1,897,860
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$8,416,519	$—	$8,416,519
Total U.S. Treasury Obligations	$—	$8,416,519	$—	$8,416,519
Short-Term Investments
Money Market Funds	$1,314,593	$—	$—	$1,314,593
Total Short-Term Investments	$1,314,593	$—	$—	$1,314,593
Total Investments	$47,870,598	$21,154,031	$—	$69,024,629

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $54,888,678)	$69,024,629
Dividends and interest receivable	211,629
Receivable for fund shares sold	39,053
Prepaid expenses and other assets	21,055
Total assets	69,296,366

LIABILITIES:
Payable for fund shares redeemed	182,494
Payable to advisor	48,233
Payable to administrator	13,329
Payable to auditor	22,752
Accrued distribution fees	6,665
Accrued service fees	2,970
Accrued trustees fees	6,073
Accrued expenses and other payables	13,372
Total liabilities	295,888
NET ASSETS	$69,000,478

NET ASSETS CONSISTS OF:
Capital stock	$49,392,170
Total distributable earnings	19,608,308
Total net assets	$69,000,478

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$34,290,347
Shares issued and outstanding	2,432,734
Net asset value, offering price, and redemption price per share	$14.10

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$34,710,131
Shares issued and outstanding	2,624,343
Net asset value, offering price, and redemption price per share	$13.23

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income(1)	$1,071,574
Interest income	749,892
Total investment income	1,821,466

EXPENSES:
Investment advisory fees (See Note 5)	652,474
Sub-transfer agent expenses – Investor Class (See Note 5)	78,752
Sub-transfer agent expenses – Institutional Class (See Note 5)	39,594
Administration, accounting, custody, and transfer agent fees (See Note 5)	87,437
Distribution fees – Investor Class (See Note 5)	56,928
Service fees – Investor Class (See Note 5)	37,952
Federal and state registration fees	31,313
Audit fees	22,753
Compliance expense (See Note 5)	22,672
Trustees’ fees and expenses	20,712
Reports to shareholders	13,000
Legal fees	2,164
Interest expense (See Note 7)	97
Other expenses	14,845
Total expenses	1,080,693
NET INVESTMENT INCOME	$740,773

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:	$6,577,550
Net change in unrealized appreciation/depreciation on investments:	(3,501,366)
Net gain on investments	3,076,184
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,816,957

(1)	Net of foreign taxes withheld and issuance fees of $7,955.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$740,773	$757,118
Net realized gain on investments	6,577,550	2,841,084
Net change in unrealized
appreciation/depreciation on investments	(3,501,366)	(17,205,736)
Net increase (decrease) in net
assets resulting from operations	3,816,957	(13,607,534)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,298,637)	(3,654,611)
Distributable earnings – Institutional Class	(1,743,953)	(4,723,563)
Total distributions	(3,042,590)	(8,378,174)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	316,740	1,881,768
Proceeds from shares subscribed – Institutional Class	1,100,458	2,382,337
Dividends reinvested – Investor Class	1,260,827	3,556,955
Dividends reinvested – Institutional Class	1,285,409	3,602,091
Cost of shares redeemed – Investor Class	(6,701,151)	(10,361,778)
Cost of shares redeemed – Institutional Class	(15,950,410)	(12,193,431)
Net decrease in net assets derived
from capital share transactions	(18,688,127)	(11,132,058)
TOTAL DECREASE IN NET ASSETS	(17,913,760)	(33,117,766)

NET ASSETS:
Beginning of year	86,914,238	120,032,004
End of year	$69,000,478	$86,914,238

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	22,144	115,566
Shares sold – Institutional Class	81,665	160,649
Shares issued to holders as reinvestment
of dividends – Investor Class	88,230	217,125
Shares issued to holders as reinvestment
of dividends – Institutional Class	95,776	234,876
Shares redeemed – Investor Class	(462,960)	(673,769)
Shares redeemed – Institutional Class	(1,168,441)	(853,794)
Net decrease in shares outstanding	(1,343,586)	(799,347)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$14.06	$17.26	$15.12	$15.72	$15.82

0.10	0.08	0.09	0.16	0.18
0.42	(2.09)	3.01	0.40	1.02
0.52	(2.01)	3.10	0.56	1.20

(0.10)	(0.08)	(0.10)	(0.16)	(0.17)
(0.38)	(1.11)	(0.86)	(1.00)	(1.13)
(0.48)	(1.19)	(0.96)	(1.16)	(1.30)
$14.10	$14.06	$17.26	$15.12	$15.72

3.67%	-12.60%	21.24%	3.74%	8.39%

$34.29	$39.17	$53.97	$51.29	$93.51
1.52%	1.51%	1.49%	1.49%	1.46%
0.71%	0.53%	0.54%	1.08%	1.16%
11%	15%	26%	22%	16%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$13.21	$16.22	$14.22	$14.80	$14.93

0.15	0.13	0.14	0.20	0.22
0.38	(1.97)	2.83	0.38	0.96
0.53	(1.84)	2.97	0.58	1.18

(0.15)	(0.13)	(0.16)	(0.22)	(0.24)
(0.36)	(1.04)	(0.81)	(0.94)	(1.07)
(0.51)	(1.17)	(0.97)	(1.16)	(1.31)
$13.23	$13.21	$16.22	$14.22	$14.80

3.99%	-12.25%	21.68%	4.16%	8.76%

$34.71	$47.74	$66.06	$61.75	$80.40
1.15%	1.13%	1.12%	1.12%	1.09%
1.08%	0.90%	0.91%	1.44%	1.53%
11%	15%	26%	22%	16%
The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$(858,254)	$858,254

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax

HENNESSY FUNDS	1-800-966-4354

purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

HENNESSY FUNDS	1-800-966-4354

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $6,911,642 and $27,217,352, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023 were $1,887,025 and $2,025,713 respectively.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC, and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2023, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation of the Fund and 0.27% of the daily net assets of the fixed income allocation of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

HENNESSY FUNDS	1-800-966-4354

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $1,222 and 7.80%, respectively. The interest expensed by the Fund during fiscal year 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $110,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$55,103,252
Gross tax unrealized appreciation	$18,175,094
Gross tax unrealized depreciation	(4,253,750)
Net tax unrealized appreciation/(depreciation)	$13,921,344
Undistributed ordinary income	$14,821
Undistributed long-term capital gains	5,672,143
Total distributable earnings	$5,686,964
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$19,608,308

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$743,879	$779,687
Long-term capital gains	2,298,711	7,598,487
Total distributions	$3,042,590	$8,378,174

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2023, capital gains were declared and paid to shareholders of record on December 6, 2023, as follows:

Long-term
Investor Class	1.21186
Institutional Class	1.13754

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

WWW.HENNESSYFUNDS.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Equity and Income Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Equity and Income Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

HENNESSY FUNDS	1-800-966-4354

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers
J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

WWW.HENNESSYFUNDS.COM

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

HENNESSY FUNDS	1-800-966-4354

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

WWW.HENNESSYFUNDS.COM

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

WWW.HENNESSYFUNDS.COM

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$ 971.30	$7.55
Hypothetical (5% return before expenses)	$1,000.00	$1,017.54	$7.73

Institutional Class
Actual	$1,000.00	$ 973.60	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.52% for Investor Class shares or 1.13% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

HENNESSY FUNDS	1-800-966-4354

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

WWW.HENNESSYFUNDS.COM

PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

HENNESSY FUNDS	1-800-966-4354

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY BALANCED FUND

Investor Class  HBFBX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers of the Fund	24
Expense Example	28
Proxy Voting Policy and Proxy Voting Records	29
Availability of Quarterly Portfolio Schedule	29
Federal Tax Distribution Information	29
Important Notice Regarding Delivery of Shareholder Documents	29
Electronic Delivery	29
Liquidity Risk Management Program	30
Privacy Policy	30

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

WWW.HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	-0.22%	2.11%	3.28%
50/50 Blended DJIA/Treasury Index	3.86%	5.15%	5.90%
Dow Jones Industrial Average	3.17%	7.96%	10.34%

Expense ratio: 1.80%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index, which comprises U.S. Treasury securities maturing in approximately one year. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy, Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Hennessy Balanced Fund returned -0.22%, underperforming both the 50/50 Blended DJIA/Treasury Index (the Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned 3.86% and 3.17%, respectively, for the same period.

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PERFORMANCE OVERVIEW

The Fund underperformed its primary benchmark predominantly as a result of stock selection in the Consumer Staples, Industrials, and Energy sectors. The largest detractors from performance within each of these sectors during the period were Walgreens Boots Alliance, Inc., 3M Company, and Chevron Corporation. The largest contributors to performance during the period were investments in the Information Technology, Financials, and Materials sectors. The largest contributors to performance within these sectors were Intel Corporation, JPMorgan Chase & Co., and Dow, Inc.

The Fund continues to own all the companies mentioned.

Portfolio Strategy:

The Fund invests approximately 50% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 50% of its assets in U.S. Treasuries. As a result of this “blended” strategy, we expect the Fund to outperform equities in periods when equity markets fall and underperform equities in periods when equity markets rise. The Fund is designed to allow its investors to gain exposure to the equity market while maintaining a significant percentage of its investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor because the equity portion of the portfolio is invested in what we deem to be high-quality companies, each of which pay a quarterly dividend, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

Notwithstanding a rebound in equity prices over the last twelve months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even in the face of an expected slowdown in economic activity. While the Federal Reserve has raised interest rates several times throughout the last year, we believe that the prospect of slower economic growth and lower inflation numbers could prompt the Federal Reserve to put any further rate hikes on hold. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2024, we remain bullish on equities long-term.

If the market experiences further weakness, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 50% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher-yielding Treasuries in the event interest rates continue to rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 5.310%, 01/25/2024	20.08%
U.S. Treasury Bill, 5.325%, 11/30/2023	10.54%
U.S. Treasury Bill, 4.930%, 06/13/2024	9.45%
U.S. Treasury Bill, 4.645%, 05/16/2024	7.90%
International Business Machines Corp.	5.12%
Cisco Systems, Inc.	5.05%
Verizon Communications, Inc.	5.00%
Amgen, Inc.	4.78%
3M Co.	4.48%
Dow, Inc.	4.46%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 46.66%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.00%
Verizon Communications, Inc.	17,500	$614,775	5.00%

Consumer Staples – 6.59%
The Coca-Cola Co.	6,100	344,589	2.81%
Walgreens Boots Alliance, Inc.	22,050	464,814	3.78%
		809,403	6.59%

Energy – 4.03%
Chevron Corp.	3,400	495,482	4.03%

Financials – 4.24%
JPMorgan Chase & Co.	1,350	187,731	1.53%
The Goldman Sachs Group, Inc.	1,100	333,971	2.71%
		521,702	4.24%

Health Care – 4.78%
Amgen, Inc.	2,300	588,110	4.78%

Industrials – 4.48%
3M Co.	6,050	550,248	4.48%

Information Technology – 13.08%
Cisco Systems, Inc.	11,900	620,347	5.05%
Intel Corp.	9,800	357,700	2.91%
International Business Machines Corp.	4,350	629,184	5.12%
		1,607,231	13.08%

Materials – 4.46%
Dow, Inc.	11,350	548,659	4.46%

Total Common Stocks
(Cost $6,026,118)		5,735,610	46.66%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 53.52%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 5.55%
First American Government Obligations Fund – Class X, 5.276% (a)	68,320	$68,320	0.56%
First American Treasury Obligations Fund – Class X, 5.275% (a)	614,000	614,000	4.99%
		682,320	5.55%

U.S. Treasury Bills – 47.97%
5.325%, 11/30/2023 (b)	1,300,000	1,295,329	10.54%
5.310%, 01/25/2024 (b)	2,500,000	2,468,670	20.08%
4.645%, 05/16/2024 (b)	1,000,000	971,297	7.90%
4.930%, 06/13/2024 (b)	1,200,000	1,161,169	9.45%
		5,896,465	47.97%

Total Short-Term Investments
(Cost $6,588,920)		6,578,785	53.52%

Total Investments
(Cost $12,615,038) – 100.18%		12,314,395	100.18%
Liabilities in Excess of Other Assets – (0.18)%		(22,646)	(0.18)%

TOTAL NET ASSETS – 100.00%		$12,291,749	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2023.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$614,775	$—	$—	$614,775
Consumer Staples	809,403	—	—	809,403
Energy	495,482	—	—	495,482
Financials	521,702	—	—	521,702
Health Care	588,110	—	—	588,110
Industrials	550,248	—	—	550,248
Information Technology	1,607,231	—	—	1,607,231
Materials	548,659	—	—	548,659
Total Common Stocks	$5,735,610	$—	$—	$5,735,610
Short-Term Investments
Money Market Funds	$682,320	$—	$—	$682,320
U.S. Treasury Bills	—	5,896,465	—	5,896,465
Total Short-Term Investments	$682,320	$5,896,465	$—	$6,578,785
Total Investments	$6,417,930	$5,896,465	$—	$12,314,395

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $12,615,038)	$12,314,395
Dividends and interest receivable	14,011
Receivable for fund shares sold	33
Prepaid expenses and other assets	8,045
Total assets	12,336,484

LIABILITIES:
Payable to advisor	6,205
Payable to administrator	4,061
Payable to auditor	22,746
Accrued distribution fees	1,654
Accrued service fees	1,034
Accrued trustees fees	5,422
Accrued expenses and other payables	3,613
Total liabilities	44,735
NET ASSETS	$12,291,749

NET ASSETS CONSIST OF:
Capital stock	$12,578,067
Accumulated deficit	(286,318)
Total net assets	$12,291,749

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,291,749
Shares issued and outstanding	1,105,839
Net asset value, offering price, and redemption price per share	$11.12

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income	$266,928
Interest income	243,792
Total investment income	510,720

EXPENSES:
Investment advisory fees (See Note 5)	74,697
Administration, accounting, custody, and transfer agent fees (See Note 5)	23,939
Audit fees	22,747
Compliance expense (See Note 5)	22,676
Trustees’ fees and expenses	19,763
Distribution fees – Investor Class (See Note 5)	18,674
Federal and state registration fees	18,171
Service fees – Investor Class (See Note 5)	12,450
Reports to shareholders	6,641
Sub-transfer agent expenses – Investor Class (See Note 5)	3,331
Legal fees	1,034
Other expenses	4,637
Total expenses	228,760
NET INVESTMENT INCOME	$281,960

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$24,850
Net change in unrealized appreciation/depreciation on investments	(338,727)
Net loss on investments	(313,877)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,917)

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$281,960	$66,939
Net realized gain on investments	24,850	492,822
Net change in unrealized
appreciation/depreciation on investments	(338,727)	(683,111)
Net decrease in net assets resulting from operations	(31,917)	(123,350)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(743,448)	(524,145)
Total distributions	(743,448)	(524,145)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,168,635	2,103,328
Dividends reinvested – Investor Class	729,717	519,982
Cost of shares redeemed – Investor Class	(1,723,755)	(2,614,494)
Net increase in net assets
derived from capital share transactions	174,597	8,816
TOTAL DECREASE IN NET ASSETS	(600,768)	(638,679)

NET ASSETS:
Beginning of year	12,892,517	13,531,196
End of year	$12,291,749	$12,892,517

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	102,839	173,711
Shares issued to holders as reinvestment
of dividends – Investor Class	63,200	43,919
Shares redeemed – Investor Class	(150,502)	(219,333)
Net increase (decrease) in shares outstanding	15,537	(1,703)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(1)	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$11.82	$12.39	$10.84	$12.38	$12.34

0.26	0.06	0.02	0.12	0.13
(0.27)	(0.15)	1.56	(1.04)	0.59
(0.01)	(0.09)	1.58	(0.92)	0.72

(0.25)	(0.05)	(0.03)	(0.12)	(0.13)
(0.44)	(0.43)	—	(0.50)	(0.55)
(0.69)	(0.48)	(0.03)	(0.62)	(0.68)
$11.12	$11.82	$12.39	$10.84	$12.38

-0.22%	-0.70%	14.62%	-7.84%	6.05%

$12.29	$12.89	$13.53	$11.99	$12.30
1.84%	1.80%	1.85%	1.89%	1.88%
2.26%	0.49%	0.17%	1.05%	1.04%
22%	29%	31%	42%	52%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$(11,865)	$11,865

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the

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rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

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18

NOTES TO THE FINANCIAL STATEMENTS

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $1,482,670 and $1,306,437, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

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5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in

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NOTES TO THE FINANCIAL STATEMENTS

their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$12,638,263
Gross tax unrealized appreciation	$698,724
Gross tax unrealized depreciation	(1,022,592)
Net tax unrealized appreciation/(depreciation)	$(323,868)
Undistributed ordinary income	$24,233
Undistributed long-term capital gains	13,317
Total distributable earnings	$37,550
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$(286,318)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$265,250	$70,052
Long-term capital gains	478,198	454,093
Total distributions	$743,448	$524,145

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2023, capital gains were declared and paid to shareholders of record on December 6, 2023, as follows:

Long-term
Investor Class	0.01216

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Balanced Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Balanced Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$ 988.30	$9.37
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 94.82%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 94.82%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

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HENNESSY FUNDS	1-800-966-4354
29

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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LIQUIDITY RISK MANAGEMENT PROGRAM/PRIVACY POLICY

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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PRIVACY POLICY

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY ENERGY TRANSITION FUND

Investor Class  HNRGX
Institutional Class  HNRIX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to the Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers of the Fund	31
Expense Example	36
Proxy Voting Policy and Proxy Voting Records	38
Availability of Quarterly Portfolio Schedule	38
Federal Tax Distribution Information	38
Important Notice Regarding Delivery of Shareholder Documents	38
Electronic Delivery	38
Liquidity Risk Management Program	39
Privacy Policy	39

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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3

balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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4

LETTER TO SHAREHOLDERS

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5

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy Energy Transition Fund –
Investor Class (HNRGX)	0.81%	8.50%	3.59%
Hennessy Energy Transition Fund –
Institutional Class (HNRIX)	1.14%	8.82%	3.87%
S&P 500® Energy Index	-2.03%	10.23%	3.65%
S&P 500® Index	10.14%	11.01%	10.75%

Expense ratios:	Gross 2.42%, Net 2.25%(1) (Investor Class);
Gross 2.09%, Net 1.92%(1) (Institutional Class)

(1)
Certain service provider expenses will be voluntarily waived through July 31, 2025, at which time the arrangement will automatically terminate. In addition, the arrangement will not apply at any time the Fund’s net assets exceed $125 million.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index comprises those companies included in the S&P 500® that are classified in the Energy sector. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

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PERFORMANCE OVERVIEW

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Ben Cook, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Energy Transition Fund returned 0.81%, outperforming the S&P 500® Energy Index (the Fund’s primary benchmark), which returned -2.03%, and underperforming the S&P 500® Index, which returned 10.14%, for the same period.

Relative energy equity performance during the period generally tracked the influence of energy commodity prices, favoring hydrocarbon energy equities that outperformed the renewable energy equity category which, by contrast, was challenged by rising capital costs, evolving regulatory frameworks, and lengthening permitting periods.

As in the prior period, hydrocarbon company investment merit remained relatively attractive, benefiting from a combination of favorable commodity fundamentals, desirable valuation, and shareholder friendly corporate governance. Risks to global energy supplies remained a key driver of energy commodity performance as continued pressure to Russian exports and the Israel-Hamas conflict late in the period provided a reminder that any disruption to global supplies could trigger significant upside to both crude oil and natural gas pricing. Throughout the period, Fund exposure to hydrocarbon-oriented equities remained elevated relative to historical averages.

Portfolio Strategy:

The Fund seeks to invest in companies across the energy value chain, including both hydrocarbons and renewable energy sources. This investible universe includes crude oil and natural gas exploration and production companies, oilfield service providers, midstream companies, refiners, and energy end users. The renewable energy value chain comprises materials producers, machinery and equipment manufacturers, service providers, and utilities. We believe the inclusion of energy end users, such as industrials and transportation companies, differentiates the Fund from traditional energy funds that do not include such companies. We believe including such companies in the investment universe enables the Fund to hold a broader range of energy-related themes and provides greater flexibility to adjust sub-sector weightings based on our investment outlook. The Fund typically owns 25 to 40 securities and historically has had little overlap with the top holdings of commonly used energy and commodity equity benchmarks.

Investment Commentary:

Energy commodity prices softened during the first half of the one-year period ended October 31, 2023, as energy commodity demand tracked an uneven pace of global economic activity hindered by China’s sluggish post-pandemic expansion. Tightening monetary policy in the U.S. and abroad added to fears of weakening demand, while at the same time, energy commodity supplies proved to be ample despite Russian embargo related supply loss and persistent underinvestment in industry productive capacity. During the period, the Biden administration continued to supplement domestic crude oil supplies with the gradual release of approximately 50 million barrels of crude oil from the U.S. Strategic Petroleum Reserve.

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Recognizing risks to demand, the OPEC+ quota alliance moved to balance the global crude oil market by implementing several output cuts during the period. A sizeable, surprise OPEC+ volume cut of over 1 million barrels per day (mmbbls/d) was announced in April 2023, which was then followed by a surprise unilateral Saudi cut of an additional 1 mmbbls/d, announced in June 2023. By period end, OPEC+’s quota alliance had diminished output by over 2 mmbbls/d, sending global supply levels below that of demand, which in turn triggered meaningful draws in global inventories. The Saudi led defense of crude oil market fundamentals brought support to global crude oil pricing, with NYMEX WTI crude oil rising from the $70 per barrel level mid period to the mid-$80 per barrel level by period end. For the 12-month period ended October 31, 2023, NYMEX WTI crude oil prices were little changed from period beginning to end, falling $5.51 per barrel from $86.53 per barrel on October 31, 2022, to $81.02 per barrel on October 31, 2023, which was slightly above the period average price of $78.57 per barrel.

Global natural gas market fundamentals softened meaningfully during the period as Russian export volume loss was offset by a combination of factors that ultimately spared European markets from a potentially disastrous wintertime supply shortfall. These factors included above average winter temperatures, price related demand destruction, and the rerouting of significant liquified natural gas (LNG) cargo volume into European markets. With the onset of reduced northern hemisphere heating demand during the spring and summer, European natural gas storage operators were able to increase natural gas storage levels to near full capacity by period end, materially reducing the risk of shortages in the coming winter. By period end, adequate U.S and European inventories as well as loosening global LNG markets allowed global natural gas prices to remain well below peak pricing early in the period. In the U.S, NYMEX Henry Hub natural gas prices declined meaningfully, dropping $2.78 per thousand cubic feet (mcf), from the period starting price of $6.355 per mcf to $3.575 per mcf at period end.

While the global macro outlook remains clouded given the headwinds associated with tightening monetary conditions and an uneven pace of economic growth, we believe the investment merit inherent in U.S. energy equities remains favorable for a variety of reasons. Relatively tight commodity fundamentals, rising demand for U.S. energy exports, a defensive posture with respect to inflation, and current attractive valuations all contribute to the sector’s appeal.

On a global basis, crude oil inventories remain well below historical norms, as years of underinvestment in industry capacity and only modest gains in production volume have proven insufficient to fully satisfy rising consumption and inventory replenishment needs. As a consequence, commodity prices are likely to remain elevated and provide U.S. upstream companies with incentive to develop the resources required to meet rising demand in the U.S and abroad. Existing and projected export capacity expansion in the U.S. should allow for export volume growth through the end of the decade. The continued pressure to Russian export volumes underscores the importance of energy security, reliability, and affordability, which are all qualities that likely will increase the appeal of U.S. energy resources. As one of the few sectors offering the potential for strong returns and cash flows that are generally positively correlated with rising price levels, hydrocarbon-oriented equities provide a logical hedge in an inflationary environment. Inflation protection coupled with attractive valuation relative to historical norms combine to offer unique appeal in the current environment.

As the world pursues greenhouse gas emission reduction targets, we believe policy and technology, as well as consumer and investor preference, will continue to drive change in the world’s primary fuel mix. However, we expect that critical impediments in the form of

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8

PERFORMANCE OVERVIEW

policy gaps, reliability issues, and simple cost disadvantages, as well as geo-political disruption, will continue to hamper the pace of the transition toward renewables, and we see these drivers prolonging the dependence upon hydrocarbons. Beyond these longer-term challenges, the rise in funding costs, restrictive policy requirements, and permitting delays have emerged as more recent impediments to the pace of renewable capacity expansion, particularly in the wind-power segment. Given the challenges to renewable power expansion, we envision a landscape that reflects the coexistence and need for diversity in energy supply, inclusive of both hydrocarbons and renewables, which should provide investment opportunity for investors for decades to come.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater volatility than larger companies. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

Master limited partnerships (MLPs) and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. If the Fund’s MLP investments exceed 25% of its assets, the Fund may not qualify for treatment as a regulated investment company under the Internal Revenue Code. The Fund would be taxed as an ordinary corporation, which could substantially reduce the Fund’s net assets and its distributions to shareholders. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

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Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY ENERGY TRANSITION FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Canadian Natural Resources Ltd.	5.53%
Cheniere Energy, Inc.	5.45%
Pioneer Natural Resources Co.	5.20%
EOG Resources, Inc.	4.95%
Antero Resources Corp.	4.88%
Diamondback Energy, Inc.	4.80%
ConocoPhillips	4.79%
Suncor Energy, Inc.	4.71%
EQT Corp.	4.68%
Exxon Mobile Corp.	4.66%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 95.13%	Number		% of
	of Shares	Value	Net Assets
Downstream – 4.88%
Phillips 66	4,000	$456,280	2.24%
Valero Energy Corp.	4,250	539,750	2.64%
		996,030	4.88%

Exploration & Production – 46.68%
Antero Resources Corp. (a)	33,900	998,016	4.89%
Canadian Natural Resources Ltd.	17,800	1,130,834	5.54%
Comstock Resources, Inc.	47,000	592,200	2.90%
ConocoPhillips	8,245	979,506	4.80%
Diamondback Energy, Inc.	6,120	981,158	4.81%
EOG Resources, Inc.	8,030	1,013,788	4.97%
EQT Corp.	22,600	957,788	4.70%
Marathon Oil Corp.	30,800	841,148	4.12%
Pioneer Natural Resources Co.	4,450	1,063,550	5.22%
Suncor Energy, Inc.	29,760	964,224	4.73%
		9,522,212	46.68%

Integrated – 9.07%
Chevron Corp.	6,157	897,260	4.40%
Exxon Mobil Corp.	9,000	952,650	4.67%
		1,849,910	9.07%

Midstream – 5.47%
Cheniere Energy, Inc.	6,700	1,115,014	5.47%

Oil Services – 22.39%
Halliburton Co.	21,650	851,711	4.18%
NOV, Inc.	19,500	389,220	1.91%
Schlumberger Ltd.	16,810	935,644	4.59%
Solaris Oilfield Infrastructure, Inc.	87,920	812,381	3.98%
TechnipFMC PLC	36,840	792,797	3.89%
Tenaris SA – ADR	25,000	783,000	3.84%
		4,564,753	22.39%

Utility – 6.64%
Freeport-McMoRan, Inc.	18,420	622,227	3.05%
NextEra Energy, Inc.	12,570	732,831	3.59%
		1,355,058	6.64%

Total Common Stocks
(Cost $13,254,787)		19,402,977	95.13%

The accompanying notes are an integral part of these financial statements.

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PARTNERSHIPS & TRUSTS – 2.01%	Number		% of
	of Shares	Value	Net Assets
Midstream – 2.01%
Plains All American Pipeline LP	27,010	$409,201	2.01%

Total Partnerships & Trusts
(Cost $203,624)		409,201	2.01%

SHORT-TERM INVESTMENTS– 3.08%

Money Market Funds – 3.08%
First American Treasury Obligations Fund – Class X, 5.275% (b)	629,221	629,221	3.08%

Total Short-Term Investments
(Cost $629,221)		629,221	3.08%

Total Investments
(Cost $14,087,632) – 100.22%		20,441,399	100.22%
Liabilities in Excess of Other Assets – (0.22)%		(44,093)	(0.22)%

TOTAL NET ASSETS – 100.00%		$20,397,306	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Downstream	$996,030	$—	$—	$996,030
Exploration & Production	9,522,212	—	—	9,522,212
Integrated	1,849,910	—	—	1,849,910
Midstream	1,115,014	—	—	1,115,014
Oil Services	4,564,753	—	—	4,564,753
Utility	1,355,058	—	—	1,355,058
Total Common Stocks	$19,402,977	$—	$—	$19,402,977
Partnerships & Trusts
Midstream	$409,201	$—	$—	$409,201
Total Partnerships & Trusts	$409,201	$—	$—	$409,201
Short-Term Investments
Money Market Funds	$629,221	$—	$—	$629,221
Total Short-Term Investments	$629,221	$—	$—	$629,221
Total Investments	$20,441,399	$—	$—	$20,441,399

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $14,087,632)	$20,441,399
Dividends and interest receivable	4,240
Receivable for fund shares sold	597
Return of capital receivable	7,225
Prepaid expenses and other assets	8,481
Total assets	20,461,942

LIABILITIES:
Payable for fund shares redeemed	4,649
Payable to advisor	21,965
Payable to auditor	23,401
Accrued distribution fees	2,041
Accrued service fees	759
Accrued trustees fees	5,496
Accrued expenses and other payables	6,325
Total liabilities	64,636
NET ASSETS	$20,397,306

NET ASSETS CONSISTS OF:
Capital stock	$53,216,583
Accumulated deficit	(32,819,277)
Total net assets	$20,397,306

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$8,964,410
Shares issued and outstanding	370,173
Net asset value, offering price, and redemption price per share	$24.22

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$11,432,896
Shares issued and outstanding	463,200
Net asset value, offering price, and redemption price per share	$24.68

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Distributions received from master limited partnerships	$51,371
Return of capital on distributions received	(51,371)
Dividend income from common stock(1)	608,225
Interest income	10,649
Total investment income	618,874

EXPENSES:
Investment advisory fees (See Note 5)	257,907
Federal and state registration fees	31,654
Sub-transfer agent expenses – Investor Class (See Note 5)	18,518
Sub-transfer agent expenses – Institutional Class (See Note 5)	13,062
Administration, accounting, custody, and transfer agent fees (See Note 5)	30,885
Audit fees	23,396
Compliance expense (See Note 5)	22,664
Trustees’ fees and expenses	19,978
Distribution fees – Investor Class (See Note 5)	13,607
Reports to shareholders	9,670
Service fees – Investor Class (See Note 5)	9,071
Interest expense (See Note 7)	1,468
Legal fees	920
Other expenses	6,662
Total expenses before waiver	459,462
Service provider expense waiver (See Note 5)	(30,885)
Net expenses	428,577
NET INVESTMENT INCOME	$190,297

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,977,506
Net change in unrealized appreciation/depreciation on investments	(2,314,370)
Net loss on investments	(336,864)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(146,567)

(1)	Net of foreign taxes withheld of $12,817.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$190,297	$203,796
Net realized gain on investments	1,977,506	1,336,639
Net change in unrealized
appreciation/depreciation on investments	(2,314,370)	6,207,910
Net increase (decrease) in
net assets resulting from operations	(146,567)	7,748,345

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(51,574)	(751,147)
Distributable earnings – Institutional Class	(87,195)	(1,188,176)
Total distributions	(138,769)	(1,939,323)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,946,163	8,234,369
Proceeds from shares subscribed – Institutional Class	2,359,407	6,681,659
Dividends reinvested – Investor Class	47,756	698,292
Dividends reinvested – Institutional Class	86,765	1,181,355
Cost of shares redeemed – Investor Class	(5,037,219)	(7,622,351)
Cost of shares redeemed – Institutional Class	(4,259,986)	(7,693,364)
Net increase (decrease) in net assets derived
from capital share transactions	(2,857,114)	1,479,960
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,142,450)	7,288,982

NET ASSETS:
Beginning of year	23,539,756	16,250,774
End of year	$20,397,306	$23,539,756

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	166,878	394,224
Shares sold – Institutional Class	100,869	331,064
Shares issued to holders as reinvestment
of dividends – Investor Class	2,122	44,449
Shares issued to holders as reinvestment
of dividends – Institutional Class	3,794	74,066
Shares redeemed – Investor Class	(221,723)	(387,313)
Shares redeemed – Institutional Class	(183,343)	(371,343)
Net increase (decrease) in shares outstanding	(131,403)	85,147

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(4)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through October 25, 2020.
(3)	Certain service provider expenses were voluntarily waived during the fiscal year.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$24.15		$18.31		$8.74		$14.08		$18.32

0.17		0.16		0.06		0.04		(0.07)
0.02		7.74		9.51		(5.38)		(4.17)
0.19		7.90		9.57		(5.34)		(4.24)

(0.12)		(2.06)		—		—		—
(0.12)		(2.06)		—		—		—
$24.22		$24.15		$18.31		$8.74		$14.08

0.81%		49.24%		109.50%		-37.93%		-23.14%

$8.96		$10.21		$6.80		$2.50		$6.83

2.42%		2.42%		2.96%		2.59%		1.97%
2.27	%(3)	2.25	%(3)	2.74	%(3)	2.03	%(2)(3)	1.97%

0.59%		0.64%		0.16%		(0.18)%		(0.46)%
0.74%		0.81%		0.38%		0.38%		(0.46)%
28%		31%		74%		73%		87%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(4)

(1)	Calculated using the average shares outstanding method.
(2)	The Fund had an expense limitation agreement in place through October 25, 2020.
(3)	Certain service provider expenses were voluntarily waived during the fiscal year.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$24.59		$18.60		$8.85		$14.26		$18.50

0.25		0.23		0.07		0.12		(0.02)
0.02		7.87		9.68		(5.50)		(4.22)
0.27		8.10		9.75		(5.38)		(4.24)

(0.18)		(2.11)		—		(0.03)		—
(0.18)		(2.11)		—		(0.03)		—
$24.68		$24.59		$18.60		$8.85		$14.26

1.14%		49.71%		110.17%		-37.80%		-22.92%

$11.43		$13.33		$9.45		$3.82		$44.37

2.08%		2.09%		2.61%		2.01%		1.66%
1.93	%(3)	1.92	%(3)	2.39	%(3)	1.77	%(2)(3)	1.66%

0.92%		0.96%		0.22%		0.79%		(0.12)%
1.07%		1.13%		0.44%		1.03%		(0.12)%
28%		31%		74%		73%		87%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Energy Transition Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$2,975	$(2,975)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

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i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

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NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would

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be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $5,773,269 and $8,523,727, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and

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NOTES TO THE FINANCIAL STATEMENTS

facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in

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their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $18,827 and 7.69%, respectively. The interest expensed by the Fund during fiscal year 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $485,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$14,577,040
Gross tax unrealized appreciation	$6,659,122
Gross tax unrealized depreciation	(794,763)
Net tax unrealized appreciation/(depreciation)	$5,864,359
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(38,683,636)
Total accumulated gain/(loss)	$(32,819,277)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2023, the Fund had $19,987,078 in unlimited long-term and $18,433,308 in unlimited short-term capital loss carryforwards. During fiscal year 2023, the capital losses utilized by the Fund were $1,874,691.

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NOTES TO THE FINANCIAL STATEMENTS

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund deferred, on a tax basis, a late-year ordinary loss of $263,251. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$138,769	$1,939,323
Long-term capital gains	—	—
Total distributions	$138,769	$1,939,323

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Energy Transition Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Energy Transition Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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32

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$1,103.90	$12.14
Hypothetical (5% return before expenses)	$1,000.00	$1,013.66	$11.62

Institutional Class
Actual	$1,000.00	$1,105.70	$10.35
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$ 9.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.29% for Investor Class shares or 1.95% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

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38

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	5
Financial Statements
Schedule of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers of the Fund	31
Expense Example	36
Proxy Voting Policy and Proxy Voting Records	38
Availability of Quarterly Portfolio Schedule	38
Important Notice Regarding Delivery of Shareholder Documents	38
Electronic Delivery	38
Liquidity Risk Management Program	39
Privacy Policy	39

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS/PERFORMANCE OVERVIEW

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Since Inception
	Year	Years	(12/31/13)
Hennessy Midstream Fund –
Investor Class (HMSFX)	16.39%	6.91%	1.54%
Hennessy Midstream Fund –
Institutional Class (HMSIX)	16.67%	7.16%	1.79%
Alerian US Midstream Energy Index	11.22%	10.70%	4.25%
S&P 500® Index	10.14%	11.01%	10.75%

Expense ratios:	Gross 2.05%, Net 1.76%(1)(2) (Investor Class);
Gross 1.69%, Net 1.51%(1)(2) (Institutional Class)

(1)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2024.
(2)
Certain service provider expenses will be voluntarily waived through July 31, 2025, at which time the arrangement will automatically terminate. In addition, the arrangement will not apply at any time the Fund’s net assets exceed $125 million.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian US Midstream Energy Index comprises companies that earn a majority of their cash flows from midstream activities involving energy commodities. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

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The Alerian US Midstream Energy Index is a servicemark of GKD Index Partners, LLC d/b/a Alerian (“Alerian”), and its use is granted under a license from Alerian. Alerian makes no express or implied warranties, representations, or promises regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Alerian indices. No party may rely on, and Alerian does not accept any liability for any errors, omissions, interruptions, or defects in, the Alerian indices or underlying data. In no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers: Ben Cook, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Midstream Fund returned 16.39%, outperforming both the Alerian US Midstream Energy Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned 11.22% and 10.14%, respectively, for the same period.

The principal reason for the Fund’s outperformance relative to its primary benchmark was the lower relative exposure to several large cap C-Corp structured midstream companies possessing assets oriented toward natural gas which were top members of the Fund’s primary benchmark index, the Alerian US Midstream Energy Index. By contrast, the Fund maintained an overweight position in both crude oil-oriented companies structured as master limited partnerships (MLPs) and diversified midstream companies structured as MLPs, which generally outperformed their C-Corp structured peers possessing assets oriented toward natural gas.

During the period, midstream assets with a crude oil orientation enjoyed a relative operating environment tailwind driven by relatively steady crude oil pricing and rising crude oil production volume. Although NYMEX WTI crude oil prices declined $5.51 per barrel, or approximately 6.3%, to end the period at $81.02, the period average price of $78.57 per barrel reflected generally healthy fundamentals for crude oil. Lower 48 U.S. crude oil production volume grew by approximately 9.4%, reaching a post-pandemic high of 12.8 million barrels per day by period end. The Fund maintained an overweight position in crude oil-oriented companies operating assets located in key oil prone shale basins relative to its benchmark, which afforded the Fund with positive excess return during the period.

The Fund’s exposure to natural gas-oriented companies was below comparable benchmark exposures and contributed modestly to overall Fund performance given the slight underperformance of the subsector relative to the primary benchmark during the period. In the U.S, NYMEX Henry Hub natural gas prices declined meaningfully, dropping $2.78 per thousand cubic feet (mcf), from the period starting price of $6.355 per mcf to $3.575 per mcf at period end. Though the price decline was material during the period, the average price for the period of $3.224 per mcf did remain above most operator’s cash operating cost levels in most of the U.S. lower 48 natural gas prone shale basins. As with U.S. lower 48 crude oil volumes, U.S. lower 48 dry gas production increased roughly 3%, reaching a post pandemic high of approximately 103 billion cubic feet per day.

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6

PERFORMANCE OVERVIEW

The Fund’s exposure to gathering and processing-oriented companies contributed slightly to Fund outperformance relative to its primary benchmark, as the sub-sector’s performance generally underperformed the broader benchmark and the Fund’s relative weighting was slightly lower than the benchmark’s weighting. Operating and financial results of gathering and processing-oriented companies generally held steady despite declines in natural gas liquid purity product prices which were offset by rising volumetric throughput during the period.

Portfolio exposure adjustments during the period were modest but reflected continued confidence in favorable energy commodity pricing and moderating activity levels in the U.S. upstream oil and gas sector. Portfolio exposure to gathering and processing-oriented companies decreased by 2.4%, while exposures to both natural gas and natural gas liquid-oriented companies representing a more diversified grouping of assets increased 2.6%, and crude oil and refined product-oriented companies diminished by 2.4%. At period end, 51% of the portfolio represented exposure to companies operating natural gas and natural gas liquid-oriented assets while gathering and processing-oriented companies represented 24% of exposure, and crude oil and refined products-oriented companies represented 21% of exposure.

Portfolio Strategy:

The Fund generally seeks to build a concentrated portfolio of midstream energy companies with the following characteristics: (i) large and strategically protected integrated businesses, linking economic basins to strong demand centers; (ii) contracted and visible cash flows with strong counterparties such as utilities or power consumers; and (iii) strong balance sheets. However, given the current strong macroeconomic conditions, as well as favorable commodity prices and midstream energy company fundamentals, we expect that the Fund’s portfolio will continue to include companies with direct commodity sensitivity. We believe our industry experience and intensive, fundamental, “boots-on-the-ground” research process allows us to uncover potential equity mispricing that can meaningfully drive performance.

Investment Commentary:

Energy commodity prices softened during the first half of the one-year period ended October 31, 2023, as energy commodity demand tracked an uneven pace of global economic activity hindered by China’s sluggish post-pandemic expansion. Tightening monetary policy in the U.S. and abroad added to fears of weakening demand, while at the same time, energy commodity supplies proved to be ample despite Russian embargo related supply loss and persistent underinvestment in industry productive capacity. During the period, the Biden administration continued to supplement domestic crude oil supplies with the gradual release of approximately 50 million barrels of crude oil from the U.S. Strategic Petroleum Reserve.

Recognizing risks to crude oil demand, the OPEC+ quota alliance moved to balance the global crude oil market by implementing several output cuts during the period. A sizeable, surprise OPEC+ volume cut of over 1 million barrels per day (mmbbls/d) was announced in April 2023, which was then followed by a surprise unilateral Saudi cut of an additional 1 mmbbls/d, announced in June 2023. By period end, OPEC+’s quota alliance had diminished output by over 2 mmbbls/d, sending global supply levels below that of demand, which in turn triggered meaningful draws in global inventories. The Saudi led defense of crude oil market fundamentals brought support to global crude oil pricing, with NYMEX WTI crude oil rising from the $70 per barrel level mid period to the mid-$80 per barrel level by period end.

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Global natural gas market fundamentals softened meaningfully during the period as Russian export volume loss was offset by a combination of factors that ultimately spared European markets from a potentially disastrous wintertime supply shortfall. These factors included above average winter temperatures, price-related demand destruction, and the rerouting of significant liquified natural gas (LNG) cargo volume into European markets. With the onset of reduced northern hemisphere heating demand during the spring and summer, European natural gas storage operators were able to increase natural gas storage levels to near full capacity by period end, materially reducing the risk of shortages in the coming winter.

While the global macro outlook remains clouded given the headwinds associated with tightening monetary conditions and an uneven pace of economic growth, we believe investment merit inherent in U.S. energy equities remains favorable for a variety of reasons. Relatively tight commodity fundamentals, rising demand for U.S. energy exports, a defensive posture with respect to inflation, and current attractive valuations all contribute to the sector’s appeal.

On a global basis, crude oil inventories remain well below historical norms, as years of underinvestment in industry capacity and only modest gains in production volume have proven insufficient to fully satisfy rising consumption and inventory replenishment needs. As a consequence, commodity prices are likely to remain elevated and provide U.S. upstream companies with incentive to develop the resources required to meet rising demand in the U.S and abroad. Existing and projected export capacity expansion in the U.S. should allow for export volume growth through the end of the decade. Continued pressure on Russian export volumes underscores the importance of energy security, reliability, and affordability, which are all qualities that likely will increase the appeal of U.S. energy resources. As one of few sectors offering the potential for strong returns and cash flows that are generally positively correlated with rising price levels, midstream equities provide a logical hedge in an inflationary environment. Inflation protection coupled with attractive valuation relative to historical norms combine to offer unique appeal in the current environment. In total, we believe these and other drivers should continue to benefit energy fundamentals and midstream energy equities going forward.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater volatility than larger companies. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and therefore, is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum

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PERFORMANCE OVERVIEW

rate of 21%), as well as state and local income taxes. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains, and Fund income and losses will not be passed on to shareholders. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily net asset value of the Fund and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company. Mcf is a unit of measurement of natural gas and is equal to one thousand cubic feet.

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Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Energy Transfer LP	14.16%
Enterprise Products Partners LP	12.76%
Plains All American Pipeline LP	11.05%
MPLX LP	10.14%
Antero Midstream Corp.	7.87%
ONEOK, Inc.	7.24%
Western Midstream Partners LP	5.96%
The Williams Companies, Inc.	5.82%
Equitrans Midstream Corp.	5.52%
TC Energy Corp.	3.80%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 40.99%	Number of		% of
	Shares	Value	Net Assets
Gathering & Processing – 18.34%
Antero Midstream Corp.	346,600	$4,277,044	7.88%
EnLink Midstream LLC	109,000	1,339,610	2.47%
Equitrans Midstream Corp.	338,500	3,002,495	5.54%
Targa Resources Corp.	15,900	1,329,399	2.45%
		9,948,548	18.34%

Natural Gas/NGL Transportation – 22.65%
DT Midstream, Inc.	19,800	1,068,606	1.97%
Kinder Morgan, Inc.	126,690	2,052,378	3.79%
ONEOK, Inc.	60,345	3,934,494	7.25%
TC Energy Corp.	60,000	2,067,000	3.81%
The Williams Companies, Inc.	91,952	3,163,149	5.83%
		12,285,627	22.65%

Total Common Stocks
(Cost $15,663,676)		22,234,175	40.99%

PARTNERSHIPS & TRUSTS – 55.14%

Crude Oil and Refined Products – 21.23%
MPLX LP	152,949	5,512,282	10.16%
Plains All American Pipeline LP	396,426	6,005,854	11.07%
		11,518,136	21.23%

Gathering & Processing – 5.97%
Western Midstream Partners LP	120,700	3,238,381	5.97%

Natural Gas/NGL Transportation – 27.94%
Cheniere Energy Partners LP	9,300	518,568	0.96%
Energy Transfer LP	585,500	7,699,325	14.19%
Enterprise Products Partners LP	266,400	6,937,056	12.79%
		15,154,949	27.94%

Total Partnerships & Trusts
(Cost $17,261,815)		29,911,466	55.14%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 2.56%	Number of		% of
	Shares	Value	Net Assets
Money Market Funds – 2.56%
First American Treasury Obligations Fund – Class X, 5.275% (a)	1,390,442	$1,390,442	2.56%

Total Short-Term Investments
(Cost $1,390,442)		1,390,442	2.56%

Total Investments
(Cost $34,315,933) – 98.69%		53,536,083	98.69%
Other Assets in Excess of Liabilities – 1.31%		711,720	1.31%

TOTAL NET ASSETS – 100.00%		$54,247,803	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Gathering & Processing	$9,948,548	$—	$—	$9,948,548
Natural Gas/NGL Transportation	12,285,627	—	—	12,285,627
Total Common Stocks	$22,234,175	$—	$—	$22,234,175
Partnerships & Trusts
Crude Oil and Refined Products	$11,518,136	$—	$—	$11,518,136
Gathering & Processing	3,238,381	—	—	3,238,381
Natural Gas/NGL Transportation	15,154,949	—	—	15,154,949
Total Partnerships & Trusts	$29,911,466	$—	$—	$29,911,466
Short-Term Investments
Money Market Funds	$1,390,442	$—	$—	$1,390,442
Total Short-Term Investments	$1,390,442	$—	$—	$1,390,442
Total Investments	$53,536,083	$—	$—	$53,536,083

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $34,315,933)	$53,536,083
Dividends and interest receivable	87,851
Receivable for fund shares sold	127,203
Return of capital receivable	603,427
Deferred income tax	—
Prepaid expenses and other assets	11,171
Total assets	54,365,735

LIABILITIES:
Payable for fund shares redeemed	7,725
Payable to advisor	48,287
Payable to auditor	41,298
Accrued distribution fees	2,429
Accrued service fees	1,419
Accrued trustees fees	5,720
Accrued expenses and other payables	11,054
Total liabilities	117,932
NET ASSETS	$54,247,803

NET ASSETS CONSISTS OF:
Capital stock	$58,128,279
Accumulated deficit	(3,880,476)
Total net assets	$54,247,803

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$16,789,064
Shares issued and outstanding	1,675,645
Net asset value, offering price, and redemption price per share	$10.02

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$37,458,739
Shares issued and outstanding	3,593,059
Net asset value, offering price, and redemption price per share	$10.43

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Distributions received from master limited partnerships	$2,693,875
Return of capital on distributions received	(2,693,875)
Dividend income(1)	707,540
Interest income	29,223
Total investment income	736,763

EXPENSES:
Investment advisory fees (See Note 5)	530,344
Sub-transfer agent expenses – Investor Class (See Note 5)	32,152
Sub-transfer agent expenses – Institutional Class (See Note 5)	31,865
Administration, accounting, custody, and transfer agent fees (See Note 5)	55,789
Audit fees	41,297
Federal and state registration fees	34,838
Compliance expense (See Note 5)	22,664
Distribution fees – Investor Class (See Note 5)	20,828
Trustees’ fees and expenses	20,364
Reports to shareholders	13,944
Service fees – Investor Class (See Note 5)	13,885
Franchise tax expense	12,000
Interest expense (See Note 7)	2,072
Legal fees	1,554
Income tax expense	900
Other expenses	13,485
Total expenses before waivers and reimbursements	847,981
Service provider expense waiver (See Note 5)	(55,789)
Expense reimbursement by advisor – Investor Class (See Note 5)	(19,218)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(93)
Net expenses	772,881
NET INVESTMENT LOSS	$(36,118)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,940,132
Net change in unrealized appreciation/depreciation on investments	2,693,911
Income tax expense	—
Net gain on investments	7,634,043
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,597,925

(1)	Net of foreign taxes withheld of $5,024.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment loss	$(36,118)	$(246,112)
Net realized gain on investments	4,940,132	2,241,454
Net change in unrealized
appreciation/deprecation on investments	2,693,911	6,041,810
Net increase in net assets resulting from operations	7,597,925	8,037,152

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(1,196,626)	(56,001)
Return of capital – Investor Class	(266,609)	(932,728)
Distributable earnings – Institutional Class	(2,875,616)	(205,718)
Return of capital – Institutional Class	(640,689)	(3,426,419)
Total distributions	(4,979,540)	(4,620,866)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,315,025	5,720,090
Proceeds from shares subscribed – Institutional Class	6,346,640	11,963,118
Dividends reinvested – Investor Class	1,090,514	840,503
Dividends reinvested – Institutional Class	3,298,865	3,393,598
Cost of shares redeemed – Investor Class	(2,904,969)	(2,598,309)
Cost of shares redeemed – Institutional Class	(7,050,850)	(15,368,206)
Net increase in net assets derived
from capital share transactions	7,095,225	3,950,794
TOTAL INCREASE IN NET ASSETS	9,713,610	7,367,080

NET ASSETS:
Beginning of year	44,534,193	37,167,113
End of year	$54,247,803	$44,534,193

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	662,994	634,991
Shares sold – Institutional Class	637,501	1,295,385
Shares issued to holders as reinvestment
of dividends – Investor Class	114,390	93,668
Shares issued to holders as reinvestment
of dividends – Institutional Class	334,274	369,848
Shares redeemed – Investor Class	(299,262)	(307,053)
Shares redeemed – Institutional Class	(716,204)	(1,747,350)
Net increase in shares outstanding	733,693	339,489

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss(1)(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(2)
After expense reimbursement(2)
Portfolio turnover rate(4)

(1)	Calculated using the average shares outstanding method.
(2)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(3)	Certain service provider expenses were voluntarily waived during the fiscal year.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$9.58		$8.66		$5.55		$10.90		$12.66

(0.02)		(0.07)		(0.07)		(0.10)		(0.10)
1.49		2.02		4.21		(4.22)		(0.63)
1.47		1.95		4.14		(4.32)		(0.73)

(0.84)		(0.06)		—		—		—
(0.19)		(0.97)		(1.03)		(1.03)		(1.03)
(1.03)		(1.03)		(1.03)		(1.03)		(1.03)
$10.02		$9.58		$8.66		$5.55		$10.90

16.39%		24.03%		78.41%		-42.13%		-6.28%

$16.79		$11.47		$6.72		$3.81		$9.20

2.03%		2.05%		2.11%		2.12%		1.89%
1.78	%(3)	1.76	%(3)	1.76	%(3)	1.76	%(3)	1.76%

(0.50)%		(1.08)%		(1.26)%		(1.63)%		(0.92)%
(0.25)%		(0.79)%		(0.91)%		(1.27)%		(0.79)%
16%		33%		40%		53%		41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss(1)(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement(2)
After expense reimbursement(2)
Portfolio turnover rate(5)

(1)	Calculated using the average shares outstanding method.
(2)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(3)	Amount is between $(0.005) and $0.005.
(4)	Certain service provider expenses were voluntarily waived during the fiscal year.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$9.91		$8.90		$5.68		$11.09		$12.83

(0.00	)(3)	(0.05)		(0.05)		(0.10)		(0.09)
1.55		2.09		4.30		(4.28)		(0.62)
1.55		2.04		4.25		(4.38)		(0.71)

(0.84)		(0.06)		—		—		—
(0.19)		(0.97)		(1.03)		(1.03)		(1.03)
(1.03)		(1.03)		(1.03)		(1.03)		(1.03)
$10.43		$9.91		$8.90		$5.68		$11.09

16.67%		24.41%		78.57%		-41.93%		-6.10%

$37.46		$33.06		$30.45		$18.33		$31.78

1.65%		1.69%		1.74%		1.79%		1.56%
1.53	%(4)	1.51	%(4)	1.51	%(4)	1.51	%(4)	1.51%

(0.12)%		(0.71)%		(0.89)%		(1.55)%		(0.76)%
(0.00	)%(3)	(0.53)%		(0.66)%		(1.27)%		(0.71)%
16%		33%		40%		53%		41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it is not taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund includes any tax expense or benefit in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the carrying amount of assets and liabilities for income tax purposes. The Fund recognizes a valuation allowance if, based on the weight of available evidence, it is more likely than not that the Fund will not realize some portion or all of the deferred income tax assets. As of October 31, 2023, the Fund has placed a full valuation allowance on its deferred tax assets.

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and various state income tax returns.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes cash distributions to its shareholders quarterly at the beginning of the months of March, June, September, and December. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including to meet Fund shareholder redemption requests as necessary.

In general, a distribution constitutes a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital constitutes a tax-free return of capital to the extent of a shareholder’s cost basis in Fund shares and thereafter generally is taxable to the shareholder as a capital gain. A return-of-capital distribution also reduces the shareholder’s cost basis in Fund

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shares (but not below zero). A lower cost basis means that a shareholder recognizes more gain or less loss when the shareholder eventually sells Fund shares, which increases the shareholder’s tax liability.

The Fund attempts to maintain a stable distribution rate and therefore may distribute more or less than the actual amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would increase the Fund’s net asset value (“NAV”). Correspondingly, such amounts, once distributed, decrease the Fund’s NAV. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The NAV per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

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NOTES TO THE FINANCIAL STATEMENTS

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected

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by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

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NOTES TO THE FINANCIAL STATEMENTS

relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $12,735,328 and $7,514,902, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2024.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of October 31, 2023, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2024	2025	2026	Total
Investor Class	$12,376	$13,391	$19,218	$44,985
Institutional Class	$26,693	$11,840	$ 2,585	$41,118

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25

The amount of the expense reimbursement by the Advisor for Institutional Class shares set forth in the Statement of Operations is net of $2,492 that the Advisor recouped from the Fund during fiscal year 2023.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family

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26

NOTES TO THE FINANCIAL STATEMENTS

(collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $24,882 and 8.21%, respectively. The interest expensed by the Fund during fiscal year 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $771,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$30,493,623
Gross tax unrealized appreciation	$23,069,245
Gross tax unrealized depreciation	(26,785)
Net tax unrealized appreciation/(depreciation)	$23,042,460

As of October 31, 2023, deferred tax assets consisted of the following:

Deferred tax assets (liabilities):
Net operating losses	$635,317
Capital loss	3,540,860
Unrealized (gain) loss on investments	(3,807,967)
Total deferred tax assets, net	368,210
Valuation allowance	(368,210)
Net	$—

For fiscal year 2023, the Fund had an effective tax rate of 0% and a federal statutory rate of 21%, with the difference resulting from a change in the balances of the deferred tax assets and liability and the related valuation allowance applied against the deferred tax assets and liability.

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Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Fund has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that, based on net losses to date, it may not utilize all of its deferred tax assets in the future. As of October 31, 2023, the Fund established a valuation allowance in the amount of $368,210 against its net deferred tax assets.

The Fund may carry forward any net capital loss five years to offset any future realized capital gains. The Fund may carry forward indefinitely any net operating loss arising in a tax year ending after December 31, 2018. As of October 31, 2023, the Fund had $15,769,180 in capital loss carryforwards that expire as follows:

Amount	Expiration
$8,590,317	10/31/2024
7,178,863	10/31/2025

As of October 31, 2023, the Fund had $2,856,952 in net operating loss carryforwards that expire as follows:

Amount	Expiration
$2,856,952	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Tax expense (benefit) at statutory rates	$1,598,084
State income tax expense, net of federal benefit	56,626
Tax expense (benefit) on permanent items(1)	(58,741)
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in valuation allowance	(1,595,969)
Total tax expense	$—

(1) Permanent items consist of dividends-received deductions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed. No income tax returns are currently under examination. Generally, the tax returns of the Fund for the prior three fiscal years are open for examination. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal years 2023 (estimated) and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$4,072,242	$261,719
Long-term capital gains	—	—
Return of capital	907,298	4,359,147
Total distributions	$4,979,540	$4,620,866

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 1, 2023, distributions were declared and paid to shareholders of record on November 30, 2023, as follows:

Return of Capital
Investor Class	$0.2575
Institutional Class	$0.2575

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Midstream Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Midstream Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended,, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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32

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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34

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$1,132.30	$9.46
Hypothetical (5% return before expenses)	$1,000.00	$1,016.33	$8.94

Institutional Class
Actual	$1,000.00	$1,133.70	$8.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.76% for Investor Class shares or 1.51% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

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38

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	-5.01%	4.82%	5.36%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(1)	-4.74%	5.15%	5.58%
AGA Stock Index	-4.31%	5.89%	6.48%
S&P 500® Index	10.14%	11.01%	11.18%

Expense ratios: 1.00% (Investor Class); 0.68% (Institutional Class)

(1)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The AGA Stock Index is a capitalization-weighted index that consists of members of the American Gas Association whose securities are traded on a U.S. stock exchange. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Gas Utility Fund returned -5.01%, underperforming both the AGA Stock Index (the Fund’s primary benchmark) and the S&P 500® Index, which returned -4.31% and 10.14%, respectively, for the same period.

The Fund slightly underperformed its primary benchmark due to Fund expenses, the timing of cash flows, trading costs, and the impact of holding cash. The Fund underperformed the broader domestic equity market, as represented by the S&P 500® Index, in part due to a rebound in equities, particularly in large-cap technology names. Among the holdings that detracted the most from performance over the period were multi-utility Dominion Energy, Inc., TC Energy Corporation, a Canadian energy company, and Enbridge, Inc., an energy infrastructure company. Among the holdings that contributed the most to Fund performance were Berkshire Hathaway, Inc. which operates gas and utility-related assets, energy infrastructure company ONEOK, Inc., and National Grid PLC, a multi utility.

The Fund continues to own all the companies mentioned.

Portfolio Strategy:

The Fund’s objective is to maintain a high correlation with its primary benchmark, the AGA Stock Index. The Fund seeks to achieve this goal by owning all the companies in the AGA Stock Index in substantially the same proportion as their weightings in the AGA Stock Index. The Fund seeks positive returns by investing in companies with natural gas distribution operations that have the potential for both income and long-term stock appreciation.

Relative affordability, abundant domestic supply, increased accessibility, and new sources and uses of natural gas should lead to long-term, steady growth in demand that should drive growth of natural gas distribution. In turn, this should drive long-term growth in earnings of many of the Fund’s holdings. We believe that natural gas’s position as the cleanest of the fossil fuels should lead to continued strong demand, particularly for utility-scale electricity generation. Furthermore, the continued growth in demand for natural gas and electricity should benefit the significant portion of the Fund that is invested in multi- and electric- utilities, as well as pipeline and liquified natural gas (LNG) export companies.

Investment Commentary:

We believe the strategy of the Fund remains compelling. The production of natural gas in the United States, in particular from shale producers, continues to grow steadily. Demand for natural gas from domestic sources, especially the power industry, also continues to trend upwards. In addition, exports of natural gas via pipelines to Mexico and LNG to the rest of the world remain a key demand driver, especially considering continued worldwide geo-political disruptions. Demand for energy in general, and electricity and natural gas in particular, remains a positive tailwind for the Fund.

_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

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Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Investments are focused in the natural gas distribution and transmission industry; sector funds may be subject to a higher degree of market risk. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Correlation measures the relationship between the changes of two or more financial variables over time.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
EQT Corp.	5.27%
Sempra	5.12%
The Southern Co.	5.06%
Atmos Energy Corp.	5.02%
ONEOK, Inc.	5.02%
TC Energy Corp.	4.99%
Cheniere Energy, Inc.	4.90%
Kinder Morgan, Inc.	4.82%
Berkshire Hathaway, Inc., Class A	4.81%
Enbridge, Inc.	4.79%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor's Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 99.52%	Number of		% of
	Shares	Value	Net Assets
Energy – 31.88%
Cheniere Energy, Inc.	129,817	$21,604,145	4.90%
DT Midstream, Inc.	164,000	8,851,080	2.01%
Enbridge, Inc.	659,765	21,138,871	4.79%
EQT Corp.	549,500	23,287,810	5.27%
Kinder Morgan, Inc.	1,313,801	21,283,576	4.82%
ONEOK, Inc.	339,500	22,135,400	5.02%
TC Energy Corp.	638,400	21,992,880	4.99%
Tellurian, Inc. (a)	503,190	347,201	0.08%
		140,640,963	31.88%

Financials – 4.81%
Berkshire Hathaway, Inc., Class A (a)	41	21,230,825	4.81%

Industrials – 0.80%
MDU Resources Group, Inc.	190,707	3,549,057	0.80%

Utilities – 62.03%
Algonquin Power & Utilities Corp.	111,964	563,179	0.13%
ALLETE, Inc.	375	20,078	0.00%
Alliant Energy Corp.	33,900	1,653,981	0.37%
Ameren Corp.	45,840	3,470,546	0.79%
Atmos Energy Corp.	205,686	22,144,155	5.02%
Avangrid, Inc.	89,900	2,685,313	0.61%
Avista Corp.	26,072	826,222	0.19%
Black Hills Corp.	64,547	3,120,847	0.71%
CenterPoint Energy, Inc.	493,028	13,252,593	3.00%
Chesapeake Utilities Corp.	22,358	1,981,142	0.45%
CMS Energy Corp.	186,898	10,156,037	2.30%
Consolidated Edison, Inc.	138,936	12,197,191	2.77%
Dominion Energy, Inc.	327,777	13,215,969	3.00%
DTE Energy Co.	56,204	5,416,942	1.23%
Duke Energy Corp.	118,887	10,567,865	2.40%
Entergy Corp.	3,760	359,418	0.08%
Essential Utilities, Inc.	182,300	6,099,758	1.38%
Eversource Energy	87,875	4,726,796	1.07%
Exelon Corp.	157,531	6,134,257	1.39%
Fortis, Inc.	127,176	5,052,702	1.15%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number of		% of
	Shares	Value	Net Assets
Utilities (Continued)
MGE Energy, Inc.	10,779	$772,100	0.18%
National Fuel Gas Co.	88,424	4,505,203	1.02%
National Grid PLC	172,344	10,366,492	2.34%
New Jersey Resources Corp.	129,934	5,272,722	1.20%
NiSource, Inc.	439,481	11,057,342	2.51%
Northwest Natural Holding Co.	54,503	2,000,805	0.45%
Northwestern Energy Group, Inc.	19,298	926,497	0.21%
ONE Gas, Inc.	94,775	5,724,410	1.30%
PG&E Corp. (a)	922,149	15,031,029	3.41%
PPL Corp.	124,619	3,061,889	0.69%
Public Service Enterprise Group, Inc.	193,090	11,903,999	2.70%
RGC Resources, Inc.	17,154	268,289	0.06%
Sempra	322,380	22,576,270	5.12%
Southwest Gas Holdings, Inc.	78,917	4,625,325	1.05%
Spire, Inc.	61,791	3,437,433	0.78%
The Southern Co.	331,700	22,323,410	5.06%
UGI Corp.	97,752	2,033,242	0.46%
Unitil Corp.	16,898	771,732	0.17%
WEC Energy Group, Inc.	199,540	16,240,561	3.68%
Xcel Energy, Inc.	118,899	7,047,144	1.60%
		273,590,885	62.03%

Total Common Stocks
(Cost $255,079,825)		439,011,730	99.52%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 0.42%	Number of		% of
	Shares	Value	Net Assets
Money Market Funds – 0.42%
First American Treasury Obligations Fund – Class X, 5.275% (b)	1,844,630	$1,844,630	0.42%

Total Short-Term Investments
(Cost $1,844,630)		1,844,630	0.42%

Total Investments
(Cost $256,924,455) – 99.94%		440,856,360	99.94%
Other Assets in Excess of Liabilities – 0.06%		265,748	0.06%

TOTAL NET ASSETS – 100.00%		$441,122,108	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$140,640,963	$—	$—	$140,640,963
Financials	21,230,825	—	—	21,230,825
Industrials	3,549,057	—	—	3,549,057
Utilities	273,590,885	—	—	273,590,885
Total Common Stocks	$439,011,730	$—	$—	$439,011,730
Short-Term Investments
Money Market Funds	$1,844,630	$—	$—	$1,844,630
Total Short-Term Investments	$1,844,630	$—	$—	$1,844,630
Total Investments	$440,856,360	$—	$—	$440,856,360

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $256,924,455)	$440,856,360
Dividends and interest receivable	691,000
Receivable for fund shares sold	27,701
Return of capital receivable	175,080
Prepaid expenses and other assets	41,875
Total assets	441,792,016

LIABILITIES:
Payable for fund shares redeemed	230,678
Payable to advisor	150,868
Payable to administrator	81,983
Payable to auditor	22,746
Accrued distribution fees	60,885
Accrued service fees	32,787
Accrued trustees fees	9,881
Accrued expenses and other payables	80,080
Total liabilities	669,908
NET ASSETS	$441,122,108

NET ASSETS CONSISTS OF:
Capital stock	$262,922,778
Total distributable earnings	178,199,330
Total net assets	$441,122,108

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$384,374,147
Shares issued and outstanding	17,033,515
Net asset value, offering price, and redemption price per share	$22.57

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$56,747,961
Shares issued and outstanding	2,521,517
Net asset value, offering price, and redemption price per share	$22.51

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income(1)	$15,977,224
Interest income	138,651
Total investment income	16,115,875

EXPENSES:
Investment advisory fees (See Note 5)	2,005,569
Sub-transfer agent expenses – Investor Class (See Note 5)	724,410
Sub-transfer agent expenses – Institutional Class (See Note 5)	86,424
Distribution fees – Investor Class (See Note 5)	646,278
Administration, accounting, custody, and transfer agent fees (See Note 5)	475,622
Service fees – Investor Class (See Note 5)	430,852
Reports to shareholders	43,628
Federal and state registration fees	43,243
Trustees’ fees and expenses	28,585
Audit fees	22,747
Compliance expense (See Note 5)	22,676
Interest expense (See Note 7)	14,649
Legal fees	11,281
Other expenses	273,099
Total expenses	4,829,063
NET INVESTMENT INCOME	$11,286,812

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$20,986,535
Net change in unrealized appreciation/depreciation on investments	(54,552,818)
Net loss on investments	(33,566,283)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,279,471)

(1)	Net of foreign taxes withheld and issuance fees of $559,768.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$11,286,812	$10,843,179
Net realized gain on investments	20,986,535	49,402,174
Net change in unrealized
appreciation/depreciation on investments	(54,552,818)	(11,790,358)
Net increase (decrease) in
net assets resulting from operations	(22,279,471)	48,454,995

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(38,297,319)	(46,296,164)
Distributable earnings – Institutional Class	(6,775,915)	(7,042,572)
Total distributions	(45,073,234)	(53,338,736)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	8,286,887	38,263,106
Proceeds from shares subscribed – Institutional Class	13,926,472	60,525,251
Dividends reinvested – Investor Class	36,097,085	43,695,547
Dividends reinvested – Institutional Class	6,392,644	6,632,283
Cost of shares redeemed – Investor Class	(61,097,011)	(77,677,738)
Cost of shares redeemed – Institutional Class	(48,130,570)	(33,930,524)
Net increase (decrease) in net assets derived
from capital share transactions	(44,524,493)	37,507,925
TOTAL INCREASE (DECREASE) IN NET ASSETS	(111,877,198)	32,624,184

NET ASSETS:
Beginning of year	552,999,306	520,375,122
End of year	$441,122,108	$552,999,306

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	335,314	1,378,820
Shares sold – Institutional Class	578,892	2,219,309
Shares issued to holders as reinvestment
of dividends – Investor Class	1,467,946	1,762,321
Shares issued to holders as reinvestment
of dividends – Institutional Class	260,586	266,844
Shares redeemed – Investor Class	(2,499,516)	(2,942,205)
Shares redeemed – Institutional Class	(1,939,801)	(1,288,690)
Net increase (decrease) in shares outstanding	(1,796,579)	1,396,399

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$25.91	$26.09	$24.08	$29.64	$28.68

0.54	0.50	0.52	0.58	0.56
(1.70)	1.98	4.00	(4.14)	3.50
(1.16)	2.48	4.52	(3.56)	4.06

(0.53)	(0.50)	(0.57)	(0.56)	(0.62)
(1.65)	(2.16)	(1.94)	(1.44)	(2.48)
(2.18)	(2.66)	(2.51)	(2.00)	(3.10)
$22.57	$25.91	$26.09	$24.08	$29.64

-5.01%	10.14%	19.91%	-12.49%	15.28%

$384.37	$459.41	$457.31	$483.56	$764.10
1.00%	1.00%	1.00%	1.02%	1.00%
2.21%	1.88%	2.06%	2.24%	1.98%
12%	31%	15%	16%	12%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$25.84	$26.01	$24.01	$29.56	$28.65

0.62	0.57	0.59	0.66	0.64
(1.70)	1.99	3.99	(4.13)	3.50
(1.08)	2.56	4.58	(3.47)	4.14

(0.60)	(0.58)	(0.65)	(0.64)	(0.73)
(1.65)	(2.15)	(1.93)	(1.44)	(2.50)
(2.25)	(2.73)	(2.58)	(2.08)	(3.23)
$22.51	$25.84	$26.01	$24.01	$29.56

-4.74%	10.53%	20.29%	-12.22%	15.63%

$56.75	$93.58	$63.06	$66.46	$107.18
0.71%	0.68%	0.69%	0.70%	0.69%
2.52%	2.13%	2.35%	2.57%	2.25%
12%	31%	15%	16%	12%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total Distributable
Earnings	Capital Stock
$(2,841,901)	$2,841,901

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are

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NOTES TO THE FINANCIAL STATEMENTS

listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria

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considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $61,137,787 and $135,414,185, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

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The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $193,381 and 7.47%, respectively. The interest expensed by the Fund during fiscal year 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $8,822,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$280,951,523
Gross tax unrealized appreciation	$205,117,524
Gross tax unrealized depreciation	(45,212,687)
Net tax unrealized appreciation/(depreciation)	$159,904,837
Undistributed ordinary income	$276,605
Undistributed long-term capital gains	18,017,888
Total distributable earnings	$18,294,493
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$178,199,330

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$13,981,342	$10,974,058
Long-term capital gains	31,091,892	42,364,678
Total distributions	$45,073,234	$53,338,736

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2023, capital gains were declared and paid to shareholders of record on December 6, 2023, as follows:

Long-term
Investor Class	0.93724
Institutional Class	0.93500

HENNESSY FUNDS	1-800-966-4354
27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Gas Utility Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Gas Utility Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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30

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

HENNESSY FUNDS	1-800-966-4354
31

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354
33

Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$ 922.10	$4.84
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09

Institutional Class
Actual	$1,000.00	$ 923.30	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Investor Class shares or 0.70% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period.

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 98.24%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 21.25%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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WWW.HENNESSYFUNDS.COM
36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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37

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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38

PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers of the Fund	28
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Liquidity Risk Management Program	35
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2023

Dear Hennessy Funds Shareholder:

The Japanese stock market returned 17.58% as measured by the Tokyo Stock Price Index (TOPIX) over the 12-month period ended October 31, 2023 (in U.S. dollar terms). During this period, the TOPIX recorded a 33-year high. Increasing global geopolitical risks, the monetary policy of the Bank of Japan (BOJ) under new governor Kazuo Ueda, inflationary trends and pressure on wage increases, along with yen depreciation, were among the factors pushing Japanese equities higher.

On the macroeconomic front, Japan is showing resilience despite a darkening outlook abroad. One of the tailwinds is continued expansionary monetary policy. Contrary to the rest of the world, the new BOJ governor Ueda has repeatedly reaffirmed that the current ultra-low interest rates will remain unchanged until there are clear signs of stable 2% inflation rate. A pro-growth, pro-inflation central bank is what Japan needs to overcome a decades-long deflationary mindset.

Another factor boosting positive momentum included continued efforts around corporate governance and stock market reform by the Tokyo Stock Exchange (TSE). The TSE has requested listed companies with price-to-book (PB) ratios below 1 to increase shareholder value, aiming to improve the share prices of these companies to PB ratios above 1. This initiative is part of a series of corporate governance reforms that have been making progress since the introduction of the stewardship code and corporate governance code in 2014 and 2015 respectively, under so-called Abenomics. Prior to these initiatives, shareholders’ interests were hardly among the top priorities of management resulting in below-cost-of-equity ROEs (around mid-single digits). Fast forward to today, Japan’s ROEs have improved meaningfully to an average of around 10% due to a greater focus on profitability and capital efficiency. Nevertheless, approximately 1,800 stocks (out of 3,300 listed on TSE Prime and Standard section), or over 50% of the entire Japanese stock market as of the end of March, are still trading below book value. The TSE aims to reduce the number of such companies.

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LETTER TO SHAREHOLDERS

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

Price-to-book ratio is a valuation measure calculated by dividing a company’s market price per share by its book value per share. Return on equity (ROE) is the measure of a company’s net income divided by its shareholders’ equity.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	18.89%	1.01%	6.04%
Hennessy Japan Fund –
Institutional Class (HJPIX)	19.36%	1.41%	6.41%
Russell/Nomura Total Market™ Index	17.77%	3.18%	4.56%
Tokyo Stock Price Index (TOPIX)	17.58%	2.89%	4.36%

Expense ratios: 1.44% (Investor Class); 1.05% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index represents approximately 98% of the investable Japan equity market. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Masakazu Takeda, CFA and CMA*, Angus Lee, CFA*, and Kohei Matsui
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Japan Fund returned 18.89%, outperforming both the Russell/Nomura Total Market™ Index (the Fund’s primary benchmark) and the Tokyo Stock Price Index (TOPIX), which returned 17.77% and 17.58%, respectively, for the same period in U.S. dollar terms.

Among positive contributors in the Fund during the period were Mitsubishi Corporation, the largest trading company in Japan, Hitachi, Ltd., one of Japan’s oldest electric equipment and heavy industrial machinery manufacturers, and Rohto Pharmaceuticals Company, Ltd., a leading skincare cosmetics and over-the-counter (OTC) ophthalmic medicines producer. Mitsubishi Corp’s share price rose on expectations of an upturn in earnings this fiscal year due to higher resource prices since the beginning of the year. Hitachi is steadily increasing its order backlog in its Hitachi Energy and railway systems businesses and is expected to contribute to the global decarbonization trend by combining this with its IT-related Lumada business in the future. Personal care products of Rohto, such as OTC eye drops, skincare cosmetics, and sunscreen, are selling well both in Japan and overseas.

The main detractors to the Fund’s performance were Olympus Corporation, a leading company in the medical field with a 70% share of the world market in gastrointestinal endoscopy, Recruit Holdings Co., Ltd., Japan’s unique HR and media company and the owner of U.S.-based online job advertisement subsidiary Indeed, and Renesas Electronics Corporation, Japan’s largest semiconductor maker specializing in microcontroller units (MCUs) and analog chips. Olympus’ share price was weighed down by a warning letter from the FDA to the company’s domestic production plant regarding design verification and documentation-related matters. Recruit’s share price fell as the market became aware of weakness due to the economic slowdown. Renesas saw a correction in share price due to rising industry inventory levels, which resulted in lower factory utilization.

The Fund continues to own all of the companies mentioned.

Portfolio Strategy:

The Fund seeks long-term capital appreciation by investing in equity securities of Japanese companies regardless of market capitalization. We screen for companies that we believe have strong businesses and management and that are trading at attractive valuations. Through in-depth and rigorous analysis and on-site research, we identify stocks with a potential “value gap.” The portfolio is limited to our best ideas and maintains a concentrated number of holdings.

Investment Commentary:

Our portfolio approach is to construct a concentrated portfolio of what we believe are great global companies based in Japan, and we hold these companies for the long term to capture the potential capital compounding effect. Seeking out great companies means looking not just for businesses with sustainably high returns on invested capital, but also for those that can grow consistently regardless of macroeconomic conditions. In our portfolio, you will find consumer stocks that we consider defensive, economically-sensitive but high-quality industrials, and recession-resistant healthcare and internet stocks, as well as companies with diversified business portfolios. We aim to blend these types of

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businesses to pursue our goal of a portfolio that we believe can perform better than average in both strong and weak markets. This strategy serves as our first line of defense against downside risk to the Fund’s performance in both absolute and relative terms.

The recent inflationary trend and the expectation for interest rate hikes in Japan can be seen as positive developments for the economy. But the prospects are not “definitive positives” yet as it remains to be seen whether the current inflation becomes “good inflation” or “bad inflation,” though we are cautiously optimistic. There is a persistent view that Japan could always fall back into deflation if a recession hits, but we see the possibility of unexpectedly high and sticky inflation. We learned last year that overseas inflation could spread to Japan when a sharp rise in U.S. Treasury yields triggered a rapid depreciation of the yen, fueling domestic inflation through soaring import prices. In the meantime, we believe the portfolio is positioned well. It continues to remain concentrated around select attractive mid-to-large cap Japanese companies with global operations, yet sufficiently diversified to weather unexpected adverse macro-economic events, be it higher-than-expected inflation, higher interest rates, or currency movements. Some of the Fund’s holdings are genuinely fast-growing companies with attractive valuations, while others are growth companies trading at value stock-like multiples with significant ability to buy back shares and maintain high dividend yields. The overarching characteristics of all these names are that they have strong durable competitive advantages and huge addressable markets.

______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than larger companies. The Fund invests in the stocks of companies operating in Japan; single-country funds and those that are concentrated in one or more industry sectors may be subject to a higher degree of market risk. Funds that invest in other investment companies, including exchange-traded funds, may experience higher fees. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Hitachi Ltd.	7.40%
Mitsubishi Corp.	7.04%
Mitsubishi UF J Financial Group, Inc.	5.69%
Shin-Etsu Chemical Co., Ltd.	5.41%
Seven & i Holdings Co., Ltd.	5.32%
Sony Group Corp.	5.29%
ORIX Corp.	5.22%
Recruit Holdings Co., Ltd.	4.84%
Tokyo Electron Ltd.	4.70%
Tokyo Marine Holdings, Inc.	4.57%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.58%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.96%
Nippon Telegraph & Telephone Corp.	7,023,000	$8,264,496	2.96%

Consumer Discretionary – 10.62%
Asics Corp.	152,500	4,830,740	1.73%
Fast Retailing Co., Ltd.	45,400	10,051,397	3.60%
Sony Group Corp.	177,400	14,748,838	5.29%
		29,630,975	10.62%

Consumer Staples – 11.75%
Rohto Pharmaceutical Co., Ltd.	510,600	11,912,966	4.27%
Seven & i Holdings Co., Ltd.	405,000	14,838,678	5.32%
Unicharm Corp.	177,900	6,044,842	2.16%
		32,796,486	11.75%

Financials – 22.74%
Japan Exchange Group, Inc.	322,300	6,373,417	2.28%
Mitsubishi UFJ Financial Group, Inc.	1,892,000	15,872,266	5.69%
MS&AD Insurance Group Holdings, Inc.	199,200	7,298,795	2.62%
ORIX Corp.	800,700	14,561,812	5.22%
Sompo Holdings, Inc.	152,200	6,593,299	2.36%
Tokio Marine Holdings, Inc.	570,600	12,765,598	4.57%
		63,465,187	22.74%

Health Care – 8.64%
Hoya Corp.	35,900	3,456,044	1.24%
Olympus Corp.	852,700	11,388,108	4.08%
Santen Pharmaceutical Co., Ltd.	640,100	5,551,938	1.99%
Terumo Corp.	136,200	3,726,186	1.33%
		24,122,276	8.64%

Industrials – 22.06%
Daikin Industries, Ltd.	44,500	6,415,963	2.30%
Hitachi Ltd.	325,700	20,645,025	7.40%
MISUMI Group, Inc.	88,700	1,342,799	0.48%
Mitsubishi Corp.	421,500	19,648,459	7.04%
Recruit Holdings Co., Ltd.	470,600	13,493,376	4.84%
		61,545,622	22.06%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 12.57%
Keyence Corp.	21,600	$8,361,764	3.00%
Renesas Electronics Corp. (a)	586,800	7,707,982	2.76%
Rohm Co. Ltd.	18,700	299,611	0.11%
Socionext, Inc.	57,100	5,569,369	2.00%
Tokyo Electron Ltd.	99,300	13,121,273	4.70%
		35,059,999	12.57%

Materials – 7.24%
Nissan Chemical Corp.	125,300	5,110,384	1.83%
Shin-Etsu Chemical Co., Ltd.	504,700	15,092,235	5.41%
		20,202,619	7.24%

Total Common Stocks
(Cost $225,142,204)		275,087,660	98.58%

SHORT-TERM INVESTMENTS – 0.00%

Money Market Funds – 0.00%
First American Treasury Obligations Fund - Class X, 5.275% (b)	320	320	0.00%

Total Short-Term Investments
(Cost $320)		320	0.00%

Total Investments
(Cost $225,142,524) – 98.58%		275,087,980	98.58%
Other Assets in Excess of Liabilities - 1.42%		3,960,990	1.42%

TOTAL NET ASSETS – 100.00%		$279,048,970	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$8,264,496	$—	$8,264,496
Consumer Discretionary	—	29,630,975	—	29,630,975
Consumer Staples	—	32,796,486	—	32,796,486
Financials	—	63,465,187	—	63,465,187
Health Care	—	24,122,276	—	24,122,276
Industrials	—	61,545,622	—	61,545,622
Information Technology	—	35,059,999	—	35,059,999
Materials	—	20,202,619	—	20,202,619
Total Common Stocks	$—	$275,087,660	$—	$275,087,660
Short-Term Investments
Money Market Funds	$320	$—	$—	$320
Total Short-Term Investments	$320	$—	$—	$320
Total Investments	$320	$275,087,660	$—	$275,087,980

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $225,142,524)	$275,087,980
Dividends and interest receivable	2,494,041
Receivable for fund shares sold	220,122
Receivable for securities sold	5,246,872
Prepaid expenses and other assets	109,070
Total assets	283,158,085

LIABILITIES:
Loans payable	3,640,000
Payable for fund shares redeemed	162,375
Payable to advisor	196,873
Payable to administrator	50,565
Payable to auditor	22,750
Accrued distribution fees	7,982
Accrued service fees	3,979
Accrued trustees fees	7,463
Accrued expenses and other payables	17,128
Total liabilities	4,109,115
NET ASSETS	$279,048,970

NET ASSETS CONSISTS OF:
Capital stock	$213,501,457
Total distributable earnings	65,547,513
Total net assets	$279,048,970

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$45,607,762
Shares issued and outstanding	1,303,532
Net asset value, offering price, and redemption price per share	$34.99

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$233,441,208
Shares issued and outstanding	6,426,892
Net asset value, offering price, and redemption price per share	$36.32

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income(1)	$5,011,845
Interest income	473,684
Total investment income	5,485,529

EXPENSES:
Investment advisory fees (See Note 5)	2,288,901
Administration, accounting, custody, and transfer agent fees (See Note 5)	273,192
Sub-transfer agent expenses – Investor Class (See Note 5)	94,245
Sub-transfer agent expenses – Institutional Class (See Note 5)	145,604
Distribution fees – Investor Class (See Note 5)	68,570
Federal and state registration fees	47,792
Service fees – Investor Class (See Note 5)	45,714
Interest expense (See Note 7)	44,693
Reports to shareholders	28,245
Audit fees	22,747
Compliance expense (See Note 5)	22,676
Trustees’ fees and expenses	19,754
Legal fees	5,983
Other expenses	58,588
Total expenses	3,166,704
NET INVESTMENT INCOME	$2,318,825

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$42,400,692
Net change in unrealized appreciation/depreciation on investments	6,442,668
Net gain on investments	48,843,360
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,162,185

(1)	Net of foreign taxes withheld of $557,038.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$2,318,825	$4,811
Net realized gain (loss) on investments	42,400,692	(12,342,481)
Net change in unrealized
appreciation/depreciation on investments	6,442,668	(265,779,808)
Net increase (decrease) in net
assets resulting from operations	51,162,185	(278,117,478)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	—	(747,296)
Distributable earnings – Institutional Class	—	(11,015,401)
Total distributions	—	(11,762,697)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	20,718,473	15,554,341
Proceeds from shares subscribed – Institutional Class	125,835,127	190,629,014
Dividends reinvested – Investor Class	—	703,285
Dividends reinvested – Institutional Class	—	10,598,719
Cost of shares redeemed – Investor Class	(21,606,576)	(30,693,545)
Cost of shares redeemed – Institutional Class	(211,849,600)	(395,706,790)
Net decrease in net assets derived
from capital share transactions	(86,902,576)	(208,914,976)
TOTAL DECREASE IN NET ASSETS	(35,740,391)	(498,795,151)

NET ASSETS:
Beginning of year	314,789,361	813,584,512
End of year	$279,048,970	$314,789,361

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	585,760	403,264
Shares sold – Institutional Class	3,442,909	4,980,990
Shares issued to holders as reinvestment
of dividends – Investor Class	—	15,157
Shares issued to holders as reinvestment
of dividends – Institutional Class	—	221,545
Shares redeemed – Investor Class	(626,166)	(876,884)
Shares redeemed – Institutional Class	(6,060,158)	(10,842,081)
Net decrease in shares outstanding	(2,657,655)	(6,098,009)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$29.43	$47.78	$42.79	$37.17	$33.63

0.23	(0.11)	(0.23)	(0.14)	0.05
5.33	(17.83)	5.22	5.81	3.50
5.56	(17.94)	4.99	5.67	3.55

—	(0.41)	—	(0.02)	(0.01)
—	—	—	(0.03)	—
—	(0.41)	—	(0.05)	(0.01)
$34.99	$29.43	$47.78	$42.79	$37.17

18.89%	-37.86%	11.66%	15.27%	10.60%

$45.61	$39.55	$86.11	$142.30	$87.22
1.44%	1.44%	1.43%	1.43%	1.43%
0.65%	(0.30)%	(0.49)%	(0.37)%	0.14%
57%	21%	16%	23%	9%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021		2020	2019

$30.43	$49.54	$44.19		$38.37	$34.67

0.30	0.02	(0.03)		0.02	0.21
5.59	(18.39)	5.38		5.99	3.60
5.89	(18.37)	5.35		6.01	3.81

—	(0.74)	(0.00	)(2)	(0.16)	(0.11)
—	—	—		(0.03)	—
—	(0.74)	(0.00	)(2)	(0.19)	(0.11)
$36.32	$30.43	$49.54		$44.19	$38.37

19.36%	-37.63%	12.11%		15.72%	11.02%

$233.44	$275.24	$727.47		$608.11	$611.41
1.04%	1.05%	1.04%		1.04%	1.03%
0.84%	0.04%	(0.07)%		0.04%	0.59%
57%	21%	16%		23%	9%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$3,146,828	$(3,146,828)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

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j).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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20

NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

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If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $157,409,935 and $227,584,781, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

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22

NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2023, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

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The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Gas Utility Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $564,244 and 7.81%, respectively. The interest expensed by the Fund during fiscal year 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $27,613,000. As of October 31, 2023, the Fund had $3,640,000 outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$226,792,994
Gross tax unrealized appreciation	$60,153,235
Gross tax unrealized depreciation	(11,916,315)
Net tax unrealized appreciation/(depreciation)	$48,236,920
Undistributed ordinary income	$—
Undistributed long-term capital gains	17,310,593
Total distributable earnings	$17,310,593
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$65,547,513

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

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24

NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2023, the capital losses utilized by the Fund were $22,702,721.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$—	$11,762,697
Long-term capital gains	—	—
Total distributions	$—	$11,762,697

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

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10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2023, capital gains were declared and paid to shareholders of record on December 6, 2023, as follows:

Long-term
Investor Class	2.17988
Institutional Class	2.26393

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
31

Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$1,015.70	$7.16
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

Institutional Class
Actual	$1,000.00	$1,017.70	$4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.41% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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34

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

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•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	37
Liquidity Risk Management Program	37
Privacy Policy	38

HENNESSY FUNDS	1-800-966-4354

December 2023

Dear Hennessy Funds Shareholder:

The Japanese stock market returned 17.58% as measured by the Tokyo Stock Price Index (TOPIX) over the 12-month period ended October 31, 2023 (in U.S. dollar terms). During this period, the TOPIX recorded a 33-year high. Increasing global geopolitical risks, the monetary policy of the Bank of Japan (BOJ) under new governor Kazuo Ueda, inflationary trends and pressure on wage increases, along with yen depreciation, were among the factors pushing Japanese equities higher.

On the macroeconomic front, Japan is showing resilience despite a darkening outlook abroad. One of the tailwinds is continued expansionary monetary policy. Contrary to the rest of the world, the new BOJ governor Ueda has repeatedly reaffirmed that the current ultra-low interest rates will remain unchanged until there are clear signs of stable 2% inflation rate. A pro-growth, pro-inflation central bank is what Japan needs to overcome a decades-long deflationary mindset.

Another factor boosting positive momentum included continued efforts around corporate governance and stock market reform by the Tokyo Stock Exchange (TSE). The TSE has requested listed companies with price-to-book (PB) ratios below 1 to increase shareholder value, aiming to improve the share prices of these companies to PB ratios above 1. This initiative is part of a series of corporate governance reforms that have been making progress since the introduction of the stewardship code and corporate governance code in 2014 and 2015 respectively, under so-called Abenomics. Prior to these initiatives, shareholders’ interests were hardly among the top priorities of management resulting in below-cost-of-equity ROEs (around mid-single digits). Fast forward to today, Japan’s ROEs have improved meaningfully to an average of around 10% due to a greater focus on profitability and capital efficiency. Nevertheless, approximately 1,800 stocks (out of 3,300 listed on TSE Prime and Standard section), or over 50% of the entire Japanese stock market as of the end of March, are still trading below book value. The TSE aims to reduce the number of such companies.

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LETTER TO SHAREHOLDERS

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

Price-to-book ratio is a valuation measure calculated by dividing a company’s market price per share by its book value per share. Return on equity (ROE) is the measure of a company’s net income divided by its shareholders’ equity.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	13.22%	0.82%	7.19%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(1)	13.60%	1.23%	7.52%
Russell/Nomura Small Cap™ Index	14.33%	0.22%	4.19%
Tokyo Stock Price Index (TOPIX)	17.58%	2.89%	4.36%

Expense ratios: 1.58% (Investor Class); 1.18% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index comprises the bottom 15% of the Russell/Nomura Total Market™ Index based on market capitalization. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may

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4

PERFORMANCE OVERVIEW

rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Tadahiro Fujimura, CFA and CMA*, and Takenari Okumura, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Japan Small Cap Fund returned 13.22%, underperforming both the Russell/Nomura Small Cap™ Index (the Fund’s primary benchmark) and the Tokyo Stock Price Index (TOPIX), which returned 14.33% and 17.58%, respectively, for the same period in U.S. dollar terms.

The Japanese stock market performed well, buoyed by the Bank of Japan’s continued monetary easing, improved U.S. economic indicators, and yen depreciation. A marked increase in Japanese equity investment from overseas investors drove the market rally. On the other hand, there were some declines due to concerns over continued monetary tightening in the U.S. and the Chinese property crisis. The performance of Japanese mid- and small-cap stocks this year was inferior to large caps as foreign investors appeared to primarily focus on the latter.

In terms of individual stocks, semiconductor production equipment manufacturer Towa Corporation, Italian restaurant chain operator Saizeriya Company, Ltd., and a regional bank based in the Saitama prefecture, Musashino Bank, Ltd., positively contributed to the Fund’s performance. Towa’s share price climbed in response to a sense that its incoming orders have continued to turn the corner in the third quarter of 2023. Saizeriya was buoyed by an increase in operating profit in its third quarter earnings. Musashino Bank benefited from expectations of the Bank of Japan’s monetary policy change, boosting prospects for future earnings.

One of the stocks that detracted most from the Fund’s performance was employee benefits outsourcing contractor Benefit One, Inc., an internet advertising agency and consultancy company ValueCommerce Co., Ltd., and peptide-based drug discovery support service provider PeptiDream, Inc. Benefit One saw its share price drop due to the trend of selling growth stocks. There was no specific news on ValueCommerce’s share price decline, which was possibly due to broad-based selling in internet-related names. PeptiDream also suffered amid a sell-off of stocks with high growth expectations.

The Fund continues to own all the companies mentioned.

Portfolio Strategy and Investment Commentary:

While the stock market has been performing well, domestic demand-related stocks, which we think have particularly high growth potential among small and mid-cap stocks, has been relatively weak. In this context, we increased the portfolio weighting in the Manufacturing sector where future growth is expected due to infrastructure and environment-related investments. Furthermore, we reduced our investment weighting in some non-manufacturing sectors, which have been experiencing weakness for a longer period than expected in spite of their promising characteristics.

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Despite a highly uncertain environment in terms of interest rate trends, the Chinese economy, and geopolitical risks, Japanese equities have performed well in terms of both relative and absolute returns, because absolute valuations are still low and there is a high potential for continued earnings recovery for the Japanese market in our view. Given the continued strong appetite for investment in Japanese equities among both domestic and foreign investors, we believe that Japanese equities will continue to perform well toward the calendar year end. Although rising oil prices and weak yen are risks, we believe that the market will continue to be firm, mainly in domestic demand-related sectors, due to price transfers and accelerating wage increases. The relative undervaluation of small- and mid-cap stocks continues, and we expect a reassessment of small- and mid-cap companies to follow future positive earnings announcements.

_______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than larger companies. The Fund invests in the stocks of companies operating in Japan; single-country funds and those that are concentrated in one or more industry sectors may be subject to a higher degree of market risk. Funds that invest in other investment companies, including exchange-traded funds, may experience higher fees. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Saizeriya Co. Ltd.	3.10%
Towa Corp.	2.87%
Musashino Bank Ltd.	2.29%
Iwatani Corp.	2.25%
Penta-Ocean Construction Co. Ltd.	2.17%
Takasago Thermal Engineering Co. Ltd.	2.17%
Nishimoto Co. Ltd.	2.15%
Asia Pile Holdings Corp.	2.07%
Tsubakimoto Chain Co.	2.07%
Tsukishima Holdings Co. Ltd.	2.06%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 95.37%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.19%
Imagica Group, Inc.	259,600	$1,019,209	0.99%
Kufu Co., Inc. (a)	201,600	407,460	0.39%
Macromill, Inc.	200,000	888,643	0.86%
ValueCommerce Co. Ltd.	118,600	985,901	0.95%
		3,301,213	3.19%

Consumer Discretionary – 15.97%
Aeon Fantasy Co. Ltd.	90,400	1,617,718	1.56%
Benesse Holdings, Inc.	106,100	1,254,461	1.21%
J Front Retailing Co. Ltd.	196,800	1,876,154	1.81%
Matsuoka Corp.	127,500	1,350,595	1.30%
Musashi Seimitsu Industry Co. Ltd.	177,000	1,703,572	1.65%
Nojima Corp.	216,900	1,931,764	1.87%
Onward Holdings Co. Ltd.	446,200	1,412,832	1.36%
Sac’s Bar Holdings, Inc.	167,400	930,401	0.90%
Saizeriya Co. Ltd.	78,900	3,205,833	3.10%
Topre Corp.	115,900	1,248,872	1.21%
		16,532,202	15.97%

Consumer Staples – 3.80%
Ariake Japan Co. Ltd.	36,600	1,157,480	1.12%
Cosmos Pharmaceutical Corp.	5,300	551,558	0.53%
Nishimoto Co. Ltd.	56,000	2,221,230	2.15%
		3,930,268	3.80%

Energy – 2.25%
Iwatani Corp.	48,700	2,329,249	2.25%

Financials – 4.12%
Musashino Bank Ltd.	125,600	2,368,236	2.29%
Nishi-Nippon Financial Holdings, Inc.	159,000	1,898,956	1.83%
		4,267,192	4.12%

Health Care – 4.46%
Nihon Kohden Corp.	81,300	1,920,205	1.86%
PeptiDream, Inc. (a)	134,900	983,399	0.95%
Ship Healthcare Holdings, Inc.	111,100	1,715,285	1.65%
		4,618,889	4.46%

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 37.07%
Amada Co. Ltd.	218,300	$2,117,610	2.05%
Benefit One, Inc.	148,400	1,064,084	1.03%
Creek & River Co. Ltd.	96,300	1,256,174	1.21%
Daihen Corp.	62,200	1,960,422	1.89%
Furukawa Co. Ltd.	84,400	1,184,144	1.14%
Glory Ltd.	66,700	1,243,576	1.20%
Hanwa Co. Ltd.	34,500	1,039,937	1.00%
Integrated Design & Engineering Holdings Co. Ltd.	80,100	1,778,019	1.72%
Keihan Holdings Co. Ltd.	78,400	1,917,504	1.85%
Kyudenko Corp.	51,800	1,547,317	1.49%
Mitsubishi Logisnext Co. Ltd.	183,000	1,435,710	1.39%
Nichiha Corp.	71,700	1,415,788	1.37%
Nissei ASB Machine Co. Ltd.	54,700	1,688,091	1.63%
Nittoku Co. Ltd.	80,200	1,175,980	1.14%
Penta-Ocean Construction Co. Ltd.	381,900	2,245,162	2.17%
Raksul, Inc. (a)	137,300	1,153,850	1.11%
SBS Holdings, Inc.	96,200	1,707,874	1.65%
Tadano Ltd.	278,400	2,093,046	2.02%
Takasago Thermal Engineering Co. Ltd.	113,700	2,244,963	2.17%
Tanseisha Co. Ltd.	299,900	1,685,128	1.63%
Tocalo Co. Ltd.	55,000	497,132	0.48%
TRE Holdings Corp.	212,700	1,660,313	1.60%
Tsubakimoto Chain Co.	84,900	2,146,125	2.07%
Tsukishima Holdings Co. Ltd.	251,200	2,132,782	2.06%
		38,390,731	37.07%

Information Technology – 13.20%
Macnica Holdings, Inc.	26,100	1,060,428	1.02%
Maxell Ltd.	190,500	2,037,544	1.97%
Mimaki Engineering Co., Ltd.	285,200	1,397,597	1.35%
NEC Networks & System Integration Corp.	87,900	1,189,609	1.15%
Nippon Signal Co. Ltd.	212,300	1,312,823	1.27%
SIIX Corp.	196,400	1,839,978	1.78%
Towa Corp.	86,700	2,973,819	2.87%
WingArc1st, Inc.	72,500	1,296,981	1.25%

The accompanying notes are an integral part of these financial statements.

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9

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Yamaichi Electronics Co. Ltd.	48,600	$562,129	0.54%
		13,670,908	13.20%

Materials – 8.30%
Asia Pile Holdings Corp.	434,900	2,138,029	2.07%
Daicel Corp.	97,300	827,408	0.80%
Kyoei Steel Ltd.	89,400	1,134,076	1.10%
Maeda Kosen Co. Ltd.	87,700	1,708,541	1.65%
Tokyo Ohka Kogyo Co. Ltd.	34,800	2,010,772	1.94%
Toyobo Co. Ltd.	114,800	770,243	0.74%
		8,589,069	8.30%

Real Estate – 2.26%
Star Mica Holdings Co. Ltd.	165,400	663,718	0.64%
Tosei Corp.	141,900	1,676,787	1.62%
		2,340,505	2.26%

Utilities – 0.75%
EF-ON, Inc.	244,900	776,534	0.75%

Total Common Stocks
(Cost $100,785,561)		98,746,760	95.37%

SHORT-TERM INVESTMENTS – 3.54%

Money Market Funds – 3.54%
First American Treasury Obligations Fund – Class X, 5.275% (b)	3,667,081	3,667,081	3.54%

Total Short-Term Investments
(Cost $3,667,081)		3,667,081	3.54%

Total Investments
(Cost $104,452,642) – 98.91%		102,413,841	98.91%
Other Assets in Excess of Liabilities – 1.09%		1,130,882	1.09%

TOTAL NET ASSETS – 100.00%		$103,544,723	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$3,301,213	$—	$3,301,213
Consumer Discretionary	—	16,532,202	—	16,532,202
Consumer Staples	—	3,930,268	—	3,930,268
Energy	—	2,329,249	—	2,329,249
Financials	—	4,267,192	—	4,267,192
Health Care	—	4,618,889	—	4,618,889
Industrials	—	38,390,731	—	38,390,731
Information Technology	—	13,670,908	—	13,670,908
Materials	—	8,589,069	—	8,589,069
Real Estate	—	2,340,505	—	2,340,505
Utilities	—	776,534	—	776,534
Total Common Stocks	$—	$98,746,760	$—	$98,746,760
Short-Term Investments
Money Market Funds	$3,667,081	$—	$—	$3,667,081
Total Short-Term Investments	$3,667,081	$—	$—	$3,667,081
Total Investments	$3,667,081	$98,746,760	$—	$102,413,841

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $104,452,642)	$102,413,841
Foreign currencies	21,604
Dividends and interest receivable	623,938
Receivable for fund shares sold	147,273
Receivable for securities sold	384,569
Dividend tax reclaim receivable	204,251
Prepaid expenses and other assets	27,954
Total assets	103,823,430

LIABILITIES:
Payable for fund shares redeemed	142,038
Payable to advisor	71,640
Payable to administrator	18,692
Payable to auditor	22,746
Accrued distribution fees	5,289
Accrued service fees	2,787
Accrued trustees fees	6,295
Accrued expenses and other payables	9,220
Total liabilities	278,707
NET ASSETS	$103,544,723

NET ASSETS CONSISTS OF:
Capital stock	$106,183,441
Accumulated deficit	(2,638,718)
Total net assets	$103,544,723

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$32,557,416
Shares issued and outstanding	2,208,315
Net asset value, offering price, and redemption price per share	$14.74

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$70,987,307
Shares issued and outstanding	4,874,808
Net asset value, offering price, and redemption price per share	$14.56

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income(1)	$2,314,973
Interest income	294,838
Total investment income	2,609,811

EXPENSES:
Investment advisory fees (See Note 5)	824,948
Sub-transfer agent expenses – Investor Class (See Note 5)	73,636
Sub-transfer agent expenses – Institutional Class (See Note 5)	47,519
Administration, accounting, custody, and transfer agent fees (See Note 5)	105,681
Distribution fees – Investor Class (See Note 5)	50,867
Federal and state registration fees	39,755
Service fees – Investor Class (See Note 5)	33,912
Audit fees	22,747
Compliance expense (See Note 5)	22,664
Trustees’ fees and expenses	21,057
Reports to shareholders	15,033
Legal fees	3,095
Other expenses	19,864
Total expenses	1,280,778
NET INVESTMENT INCOME	$1,329,033

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$207,238
Net change in unrealized appreciation/depreciation on investments	9,306,806
Net gain on investments	9,514,044
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,843,077

(1)	Net of foreign taxes withheld of $257,562.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$1,329,033	$949,649
Net realized gain (loss) on investments	207,238	(2,110,306)
Net change in unrealized
appreciation/depreciation on investments	9,306,806	(29,078,282)
Net increase (decrease) in net
assets resulting from operations	10,843,077	(30,238,939)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(198,569)	(186,236)
Distributable earnings – Institutional Class	(658,423)	(589,255)
Total distributions	(856,992)	(775,491)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	5,265,277	6,437,217
Proceeds from shares subscribed – Institutional Class	44,132,157	38,467,373
Dividends reinvested – Investor Class	191,702	180,038
Dividends reinvested – Institutional Class	641,326	571,970
Cost of shares redeemed – Investor Class	(7,954,407)	(8,822,706)
Cost of shares redeemed – Institutional Class	(27,597,536)	(39,666,483)
Net increase (decrease) in net assets
derived from capital share transactions	14,678,519	(2,832,591)
TOTAL INCREASE (DECREASE) IN NET ASSETS	24,664,604	(33,847,021)

NET ASSETS:
Beginning of year	78,880,119	112,727,140
End of year	$103,544,723	$78,880,119

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	350,407	424,356
Shares sold – Institutional Class	3,029,428	2,624,209
Shares issued to holders as reinvestment
of dividends – Investor Class	13,791	10,154
Shares issued to holders as reinvestment
of dividends – Institutional Class	46,881	33,206
Shares redeemed – Investor Class	(538,838)	(598,751)
Shares redeemed – Institutional Class	(1,876,510)	(2,693,301)
Net increase (decrease) in shares outstanding	1,025,159	(200,127)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022		2021	2020	2019

$13.10	$18.12		$15.73	$15.43	$14.99

0.14	0.12		0.03	0.01	0.03
1.58	(5.07)		2.40	0.50	0.88
1.72	(4.95)		2.43	0.51	0.91

(0.08)	(0.00	)(2)	(0.04)	(0.21)	—
—	(0.07)		—	—	(0.47)
(0.08)	(0.07)		(0.04)	(0.21)	(0.47)
$14.74	$13.10		$18.12	$15.73	$15.43

13.22%	-27.41%		15.46%	3.27%	6.30%

$32.56	$31.23		$46.15	$46.41	$66.30
1.51%	1.57%		1.53%	1.55%	1.52%
0.97%	0.83%		0.16%	0.09%	0.23%
32%	45%		24%	17%	21%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$12.97	$17.94	$15.58	$15.28	$14.83

0.21	0.18	0.11	0.07	0.09
1.54	(4.99)	2.37	0.50	0.86
1.75	(4.81)	2.48	0.57	0.95

(0.16)	(0.09)	(0.12)	(0.27)	(0.04)
—	(0.07)	—	—	(0.46)
(0.16)	(0.16)	(0.12)	(0.27)	(0.50)
$14.56	$12.97	$17.94	$15.58	$15.28

13.60%	-27.05%	15.90%	3.69%	6.73%

$70.99	$47.65	$66.58	$34.58	$63.78
1.11%	1.17%	1.13%	1.13%	1.12%
1.44%	1.22%	0.63%	0.45%	0.61%
32%	45%	24%	17%	21%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2023, no such reclassifications were required for fiscal year 2023.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax

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20

NOTES TO THE FINANCIAL STATEMENTS

jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).	REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital.

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Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all

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NOTES TO THE FINANCIAL STATEMENTS

significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to

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maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $45,706,183 and $30,977,474, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

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NOTES TO THE FINANCIAL STATEMENTS

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During fiscal year 2023, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing

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agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund, the Hennessy Gas Utility Fund, and the Hennessy Japan Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$105,018,160
Gross tax unrealized appreciation	$12,719,525
Gross tax unrealized depreciation	(15,360,514)
Net tax unrealized appreciation/(depreciation)	$(2,640,989)
Undistributed ordinary income	$1,194,105
Undistributed long-term capital gains	—
Total distributable earnings	$1,194,105
Other accumulated gain/(loss)	$(1,191,834)
Total accumulated gain/(loss)	$(2,638,718)

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NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2023, the Fund had $1,191,834 in unlimited short-term capital loss carryforwards. During fiscal year 2023, the capital losses utilized by the Fund were $243,739.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$856,992	$327,698
Long-term capital gains	—	447,793
Total distributions	$856,992	$775,491

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of

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businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Small Cap Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Small Cap Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$ 964.70	$7.43
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63

Institutional Class
Actual	$1,000.00	$ 966.80	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Investor Class shares or 1.09% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2023, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Country	Gross Foreign Income	Foreign Tax Paid
Japan	$2,572,534	$257,562

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — LIQUIDITY RISK MANAGEMENT PROGRAM

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

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Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

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2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

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LIQUIDITY RISK MANAGEMENT PROGRAM/PRIVACY POLICY

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

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November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	-19.62%	0.13%	4.14%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(1)	-19.41%	0.46%	4.45%
Russell 1000® Index Financials	-1.43%	9.37%	10.44%
Russell 1000® Index	9.48%	10.71%	10.88%

Expense ratios: 1.69% (Investor Class); 1.33% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of securities classified in the Financials sector of the large-cap U.S. equity market. The Russell 1000® Index is a subset of the Russell 3000® Index that measures the performance of the large-cap segment of the U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 93% of the total market capitalization of the Russell 3000® Index. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

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PERFORMANCE OVERVIEW

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Large Cap Financial Fund returned -19.62%, underperforming both the Russell 1000® Index Financials (the Fund’s primary benchmark) and the Russell 1000® Index, which returned -1.43% and 9.48%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark predominantly stemmed from its overweight allocation to regional and large cap banks, which performed poorly in the period. Among the biggest detractors from Fund performance during the period were Signature Bank, Citizens Financial Group, Inc., and Fifth Third Bancorp. Positive contributors to Fund performance included investments in J.P. Morgan Chase & Co., Apple, Inc., and Regions Financial Corporation.

The Fund continues to own all the companies mentioned except Apple, Regions Financial, and Signature Bank.

Portfolio Strategy:

Historically, the Fund has been invested primarily in large-cap banks and, to a lesser degree, insurance, real estate, and asset managers. While we have increased our exposure to electronic payment companies and other financial technology companies at various times in the past, in recent years we have repositioned the Fund back towards large-cap banks and regional banks, as we believe the more traditional financial institutions currently offer the best relative valuations in the sector.

In general, we seek companies that we believe have high-quality management teams, less complex business models, and the prospect of sustainable earnings growth over time. We believe the timing of changes in macro industry dynamics is difficult to predict and that greater opportunity exists by investing in companies that focus on the long term. We also try to identify companies that we expect will do better relative to peers in the current environment, which is characterized by high interest rates, competitive loan markets, evolving electronic payment platforms, growing attention to costs, increasing potential for loan charge-offs, and business model repositioning.

Investment Commentary:

The Financials sector has been challenged for the last couple of years as the Federal Reserve has tightened financial conditions to fight inflation. Not only have interest rates increased, but the yield curve has inverted with short term rates moving higher than longer-term rates. This development has pressured lending margins, reduced capital via mark-to-market accounting and heightened concerns about a recession leading to higher

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loan losses. While these pressures persisted throughout 2023, companies are making adjustments and working through this difficult macro backdrop. We view the difficult operating environment as an opportunity to invest in high quality companies at a discount as group valuations currently reflect investor fears about rising rates and credit losses. The best opportunities in this space occur when operating conditions move from ugly to ok to good to great. We view today as ugly to ok conditions. We are positioning the portfolio in the companies we believe have the management and/or valuation to allow us the chance to outperform as operating conditions improve.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused on the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in medium-sized companies, which may have limited liquidity and greater volatility than larger companies. Investments in foreign securities may involve political, economic, and currency risk, greater volatility, and differences in accounting methods. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway, Inc., Class B	5.80%
Visa, Inc., Class A	5.60%
Wells Fargo & Co.	5.41%
JPMorgan Chase & Co.	5.19%
Mastercard, Inc., Class A	5.11%
Bank of America Corp.	5.10%
KeyCorp	5.10%
Fifth Third Bancorp.	4.99%
Webster Financial Corp.	4.90%
Citizens Financial Group, Inc.	4.85%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 91.62%	Number		% of
	of Shares	Value	Net Assets
Financials – 91.62%
Bank of America Corp.	57,000	$1,501,380	5.10%
Berkshire Hathaway, Inc., Class B (a)	5,000	1,706,650	5.80%
Capital One Financial Corp.	6,000	607,740	2.06%
Charles Schwab Corp.	13,000	676,520	2.30%
Citigroup, Inc.	20,000	789,800	2.68%
Citizens Financial Group, Inc.	61,000	1,429,230	4.85%
Comerica, Inc.	14,000	551,600	1.87%
Fidelity National Information Services, Inc.	9,000	441,990	1.50%
Fifth Third Bancorp	62,000	1,470,020	4.99%
Fiserv, Inc. (a)	4,000	455,000	1.54%
JPMorgan Chase & Co.	11,000	1,529,660	5.19%
KeyCorp	147,000	1,502,340	5.10%
M&T Bank Corp.	10,500	1,183,875	4.02%
Mastercard, Inc., Class A	4,000	1,505,400	5.11%
Morgan Stanley	20,000	1,416,400	4.81%
New York Community Bancorp, Inc.	144,000	1,365,120	4.63%
PayPal Holdings, Inc. (a)	21,000	1,087,800	3.69%
SoFi Technologies, Inc. (a)	70,000	528,500	1.79%
The Goldman Sachs Group, Inc.	2,500	759,025	2.58%
Truist Financial Corp.	31,000	879,160	2.98%
U.S. Bancorp	26,000	828,880	2.81%
Visa, Inc., Class A	7,000	1,645,700	5.60%
Webster Financial Corp.	38,000	1,442,860	4.90%
Wells Fargo & Co.	40,000	1,590,800	5.41%
Zions Bancorp NA	3,000	92,550	0.31%
		26,988,000	91.62%

Total Common Stocks
(Cost $26,100,283)		26,988,000	91.62%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 9.01%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 9.01%
First American Government Obligations Fund – Class X, 5.276% (b)	1,196,274	$1,196,274	4.06%
First American Treasury Obligations Fund – Class X, 5.275% (b)	1,457,135	1,457,135	4.95%

Total Short-Term Investments
(Cost $2,653,409)		2,653,409	9.01%

Total Investments
(Cost $28,753,692) – 100.63%		29,641,409	100.63%
Liabilities in Excess of Other Assets – (0.63)%		(185,816)	(0.63)%

TOTAL NET ASSETS – 100.00%		$29,455,593	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$26,988,000	$—	$—	$26,988,000
Total Common Stocks	$26,988,000	$—	$—	$26,988,000
Short-Term Investments
Money Market Funds	$2,653,409	$—	$—	$2,653,409
Total Short-Term Investments	$2,653,409	$—	$—	$2,653,409
Total Investments	$29,641,409	$—	$—	$29,641,409

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $28,753,692)	$29,641,409
Dividends and interest receivable	54,824
Receivable for fund shares sold	108
Prepaid expenses and other assets	16,116
Total assets	29,712,457

LIABILITIES:
Payable for securities purchased	186,771
Payable to advisor	23,233
Payable to administrator	6,897
Payable to auditor	22,746
Accrued distribution fees	2,719
Accrued service fees	1,476
Accrued trustees fees	5,660
Accrued expenses and other payables	7,362
Total liabilities	256,864
NET ASSETS	$29,455,593

NET ASSETS CONSISTS OF:
Capital stock	$32,900,724
Accumulated deficit	(3,445,131)
Total net assets	$29,455,593

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$16,879,577
Shares issued and outstanding	909,160
Net asset value, offering price, and redemption price per share	$18.57

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,576,016
Shares issued and outstanding	670,273
Net asset value, offering price, and redemption price per share	$18.76

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income	$1,164,455
Interest income	122,299
Total investment income	1,286,754

EXPENSES:
Investment advisory fees (See Note 5)	336,344
Sub-transfer agent expenses – Investor Class (See Note 5)	38,906
Sub-transfer agent expenses – Institutional Class (See Note 5)	20,133
Administration, accounting, custody, and transfer agent fees (See Note 5)	46,217
Federal and state registration fees	31,958
Distribution fees – Investor Class (See Note 5)	30,385
Audit fees	22,747
Compliance expense (See Note 5)	22,664
Service fees – Investor Class (See Note 5)	20,257
Trustees’ fees and expenses	20,020
Reports to shareholders	10,435
Legal fees	1,749
Other expenses	11,176
Total expenses	612,991
NET INVESTMENT INCOME	$673,763

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments:	$(3,665,381)
Net change in unrealized appreciation/deprecation on investments:	(4,861,309)
Net loss on investments	(8,526,690)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,852,927)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$673,763	$415,244
Net realized gain (loss) on investments	(3,665,381)	3,448,215
Net change in unrealized
appreciation/depreciation on investments	(4,861,309)	(23,178,978)
Net decrease in net assets resulting from operations	(7,852,927)	(19,315,519)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,558,247)	(1,687,916)
Distributable earnings – Institutional Class	(1,514,267)	(1,797,726)
Total distributions	(3,072,514)	(3,485,642)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	760,547	2,685,032
Proceeds from shares subscribed – Institutional Class	1,148,806	11,877,575
Dividends reinvested – Investor Class	1,514,582	1,636,787
Dividends reinvested – Institutional Class	1,483,154	1,782,399
Cost of shares redeemed – Investor Class	(3,144,689)	(6,195,638)
Cost of shares redeemed – Institutional Class	(7,157,957)	(14,692,333)
Net decrease in net assets derived
from capital share transactions	(5,395,557)	(2,906,178)
TOTAL DECREASE IN NET ASSETS	(16,320,998)	(25,707,339)

NET ASSETS:
Beginning of year	45,776,591	71,483,930
End of year	$29,455,593	$45,776,591

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	38,167	92,861
Shares sold – Institutional Class	54,558	380,400
Shares issued to holders as reinvestment
of dividends – Investor Class	66,892	50,270
Shares issued to holders as reinvestment
of dividends – Institutional Class	64,811	54,242
Shares redeemed – Investor Class	(148,352)	(221,850)
Shares redeemed – Institutional Class	(331,352)	(536,409)
Net decrease in shares outstanding	(255,276)	(180,486)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$24.80	$35.32	$22.33	$22.63	$21.43

0.35	0.15	(0.15)	(0.05)	(0.05)
(4.92)	(9.02)	13.14	(0.25)	1.84
(4.57)	(8.87)	12.99	(0.30)	1.79

(0.13)	—	—	—	—
(1.53)	(1.65)	—	—	(0.59)
(1.66)	(1.65)	—	—	(0.59)
$18.57	$24.80	$35.32	$22.33	$22.63

-19.62%	-26.22%	58.17%	-1.33%	8.75%

$16.88	$23.63	$36.42	$22.51	$23.63
1.79%	1.69%	1.68%	1.75%	1.82%
1.64%	0.55%	(0.47)%	(0.21)%	(0.23)%
114%	78%	62%	88%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$25.11	$35.63	$22.44	$22.68	$21.39

0.43	0.25	(0.03)	0.02	0.01
(4.99)	(9.10)	13.22	(0.26)	1.87
(4.56)	(8.85)	13.19	(0.24)	1.88

(0.24)	—	—	—	—
(1.55)	(1.67)	—	—	(0.59)
(1.79)	(1.67)	—	—	(0.59)
$18.76	$25.11	$35.63	$22.44	$22.68

-19.41%	-25.95%	58.78%	-1.06%	9.16%

$12.58	$22.15	$35.06	$21.15	$21.97
1.46%	1.33%	1.32%	1.45%	1.43%
1.99%	0.89%	(0.11)%	0.08%	0.05%
114%	78%	62%	88%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2023, no such reclassifications were required for fiscal year 2023.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually

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engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the

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NOTES TO THE FINANCIAL STATEMENTS

Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will

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regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $39,902,719 and $49,396,884, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may

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NOTES TO THE FINANCIAL STATEMENTS

be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$30,980,881
Gross tax unrealized appreciation	$4,621,781
Gross tax unrealized depreciation	(5,961,253)
Net tax unrealized appreciation/(depreciation)	$(1,339,472)
Undistributed ordinary income	$462,310
Undistributed long-term capital gains	—
Total distributable earnings	$462,310
Other accumulated gain/(loss)	$(2,567,969)
Total accumulated gain/(loss)	$(3,445,131)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had $2,567,969 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$338,619	$—
Long-term capital gains	2,733,895	3,485,642
Total distributions	$3,072,514	$3,485,642

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Large Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Large Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$ 950.80	$8.95
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25

Institutional Class
Actual	$1,000.00	$ 952.30	$7.33
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.82% for Investor Class shares or 1.49% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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2

LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	-24.53%	2.71%	4.82%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	-24.32%	3.06%	5.20%
Russell 2000® Index Financials	-17.55%	1.42%	5.28%
Russell 2000® Index	-8.56%	3.31%	5.63%

Expense ratios: 1.59% (Investor Class); 1.22% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index Financials is a subset of the Russell 2000® Index that measures the performance of securities classified in the Financials sector of the small-cap U.S. equity market. The Russell 2000® Index is a subset of the Russell 3000® Index that measures the performance of the small-cap segment of the U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization and current index membership, representing approximately 7% of the total market capitalization of the Russell 3000® Index. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may

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PERFORMANCE OVERVIEW

rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley, CFA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Small Cap Financial Fund returned -24.53%, underperforming both the Russell 2000® Index Financials (the Fund’s primary benchmark) and the Russell 2000® Index, which returned -17.55% and -8.56%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted predominantly from a heavier allocation to both medium and small banks as well as stock selection within those sub-categories. In general, regional banks and other smaller, more traditional banking institutions significantly underperformed this year compared to the broader stock market as well as other types of financials. Top detractors from performance included PacWest Bancorp, OceanFirst Financial Corporation, and Hancock Whitney Corporation. Conversely, the largest contributors to fund performance were First Citizens BancShares, Inc. of North Carolina, New York Community Bancorp, Inc., and First Internet Bancshares, Inc.

The Fund continues to own all the companies mentioned except New York Community and First Internet.

Portfolio Strategy:

Generally, the Fund invests more heavily within the Financials sector in regional banks, thrifts, and, at times, mortgage finance companies. Within these preferred sub-industries, we seek companies that we believe have high-quality management teams, uncomplicated business models, strong balance sheets, and sustainable earnings growth opportunities. Moreover, we seek to identify companies that we expect will do better than peers in the current environment, which is characterized by high interest rates, competitive loan markets, growing attention to costs, and the potential for increased loan charge-offs. Finally, we believe the timing of changes in macro industry dynamics is difficult to predict, and we prefer to focus on companies that remain competitive over the long term.

Investment Commentary:

The Financials sector has been challenged for the last couple of years as the Federal Reserve has tightened financial conditions to fight inflation. Not only have interest rates increased, but the yield curve has inverted with short-term rates moving higher than longer-term rates. This development has pressured lending margins, reduced capital via mark-to-market accounting and heightened concerns about a recession leading to higher loan losses. While these pressures persisted throughout 2023, companies are making adjustments and working through this difficult macro backdrop. We view the difficult operating environment as an opportunity to invest in high-quality companies at a discount as group valuations currently reflect investor fears about rising rates and credit losses. The best opportunities in this space occur when operating conditions move from

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ugly to ok to good to great. We view today as ugly to ok conditions. We are positioning the portfolio in the companies we believe have the management or valuation to allow us the chance to outperform as operating conditions improve.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused on the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than larger companies. Investments in foreign securities may involve political, economic, and currency risk, greater volatility, and differences in accounting methods. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Midland States Bancorp, Inc.	4.62%
Flushing Financial Corp.	4.54%
Texas Capital Bancshares, Inc.	4.39%
Western New England Bancorp, Inc.	4.26%
ConnectOne Bancorp, Inc.	4.19%
Wintrust Financial Corp.	4.13%
Associated Banc-Corp	4.11%
BankUnited, Inc.	4.08%
Pacific Premier Bancorp, Inc.	3.89%
WaFD, Inc.	3.69%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 88.07%	Number		% of
	of Shares	Value	Net Assets
Financials – 88.07%
Associated Banc-Corp.	156,000	$2,528,760	4.11%
BankUnited, Inc.	115,000	2,508,150	4.08%
Banner Corp.	20,000	844,200	1.37%
Brookline Bancorp, Inc.	245,000	1,994,300	3.24%
Cambridge Bancorp	40,000	2,148,400	3.50%
Columbia Banking System, Inc.	68,000	1,337,560	2.18%
ConnectOne Bancorp, Inc.	158,000	2,573,820	4.19%
Dime Community Bancshares, Inc.	90,000	1,655,100	2.69%
Eastern Bankshares, Inc.	190,000	2,091,900	3.40%
First BanCorp.	105,000	1,401,750	2.28%
First Citizens BancShares, Inc.	700	966,518	1.57%
Flushing Financial Corp.	226,000	2,788,840	4.54%
Hancock Whitney Corp.	60,000	2,065,800	3.36%
Hingham Institution for Savings	7,500	1,114,350	1.81%
HomeTrust Bancshares, Inc.	70,000	1,442,700	2.35%
Independent Bank Corp.	26,000	1,268,800	2.06%
Lakeland Bancorp, Inc.	180,000	2,030,400	3.30%
Midland States Bancorp, Inc.	130,000	2,836,600	4.62%
Northeast Community Bancorp, Inc.	100,000	1,524,000	2.48%
OceanFirst Financial Corp.	160,000	2,025,600	3.30%
Old National Bancorp	126,000	1,726,200	2.81%
Orange County Bancorp, Inc.	12,000	529,200	0.86%
Pacific Premier Bancorp, Inc.	126,000	2,394,000	3.89%
PacWest Bancorp	165,000	1,168,200	1.90%
Texas Capital Bancshares, Inc. (a)	49,000	2,697,940	4.39%
Valley National Bancorp	135,000	1,050,300	1.71%
WaFd, Inc.	92,000	2,270,560	3.69%
Western New England Bancorp, Inc.	365,000	2,617,050	4.26%
Wintrust Financial Corp.	34,000	2,539,460	4.13%
		54,140,458	88.07%

Total Common Stocks
(Cost $54,745,608)		54,140,458	88.07%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 12.56%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 12.56%
Fidelity Government Portfolio – Class I, 5.240% (b)	1,540,376	$1,540,376	2.50%
First American Government Obligations Fund – Class X, 5.276% (b)	3,091,000	3,091,000	5.03%
First American Treasury Obligations Fund – Class X, 5.275% (b)	3,091,000	3,091,000	5.03%

Total Short-Term Investments
(Cost $7,722,376)		7,722,376	12.56%

Total Investments
(Cost $62,467,984) – 100.63%		61,862,834	100.63%
Liabilities in Excess of Other Assets – (0.63)%		(387,049)	(0.63)%

TOTAL NET ASSETS – 100.00%		$61,475,785	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$54,140,458	$—	$—	$54,140,458
Total Common Stocks	$54,140,458	$—	$—	$54,140,458
Short-Term Investments
Money Market Funds	$7,722,376	$—	$—	$7,722,376
Total Short-Term Investments	$7,722,376	$—	$—	$7,722,376
Total Investments	$61,862,834	$—	$—	$61,862,834

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $62,467,984)	$61,862,834
Dividends and interest receivable	47,096
Receivable for fund shares sold	767
Receivable for securities sold	178,912
Prepaid expenses and other assets	20,405
Total assets	62,110,014

LIABILITIES:
Payable for securities purchased	510,746
Payable for fund shares redeemed	7,402
Payable to advisor	48,824
Payable to administrator	11,989
Payable to auditor	22,754
Accrued distribution fees	9,131
Accrued service fees	4,810
Accrued trustees fees	6,092
Accrued expenses and other payables	12,481
Total liabilities	634,229
NET ASSETS	$61,475,785

NET ASSETS CONSISTS OF:
Capital stock	$61,472,198
Total distributable earnings	3,587
Total net assets	$61,475,785

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$54,603,386
Shares issued and outstanding	2,674,402
Net asset value, offering price, and redemption price per share	$20.42

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,872,399
Shares issued and outstanding	581,369
Net asset value, offering price, and redemption price per share	$11.82

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income(1)	$2,584,148
Interest income	262,186
Total investment income	2,846,334

EXPENSES:
Investment advisory fees (See Note 5)	743,349
Sub-transfer agent expenses – Investor Class (See Note 5)	134,651
Sub-transfer agent expenses – Institutional Class (See Note 5)	15,094
Distribution fees – Investor Class (See Note 5)	104,321
Administration, accounting, custody, and transfer agent fees (See Note 5)	86,804
Service fees – Investor Class (See Note 5)	69,547
Federal and state registration fees	37,659
Audit fees	22,755
Compliance expense (See Note 5)	22,674
Trustees’ fees and expenses	20,675
Reports to shareholders	15,099
Legal fees	2,518
Other expenses	20,101
Total expenses	1,295,247
NET INVESTMENT INCOME	$1,551,087

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,691,655
Net change in unrealized appreciation/depreciation on investments	(28,455,053)
Net loss on investments	(25,763,398)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,212,311)

(1)	Net of foreign taxes withheld of $11,580.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income	$1,551,087	$1,056,994
Net realized gain on investments	2,691,655	12,617,156
Net change in unrealized
appreciation/depreciation on investments	(28,455,053)	(22,730,488)
Net decrease in net assets resulting from operations	(24,212,311)	(9,056,338)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(7,452,661)	(1,276,583)
Distributable earnings – Institutional Class	(1,876,496)	(587,596)
Total distributions	(9,329,157)	(1,864,179)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,129,827	21,043,349
Proceeds from shares subscribed – Institutional Class	2,747,009	13,669,099
Dividends reinvested – Investor Class	7,283,862	1,243,912
Dividends reinvested – Institutional Class	1,825,197	549,827
Cost of shares redeemed – Investor Class	(20,718,495)	(60,100,417)
Cost of shares redeemed – Institutional Class	(11,825,149)	(24,017,634)
Net decrease in net assets
derived from capital share transactions	(18,557,749)	(47,611,864)
TOTAL DECREASE IN NET ASSETS	(52,099,217)	(58,532,381)

NET ASSETS:
Beginning of year	113,575,002	172,107,383
End of year	$61,475,785	$113,575,002

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	86,638	685,704
Shares sold – Institutional Class	172,929	758,917
Shares issued to holders as reinvestment
of dividends – Investor Class	274,193	39,265
Shares issued to holders as reinvestment
of dividends – Institutional Class	118,272	29,680
Shares redeemed – Investor Class	(855,557)	(1,998,475)
Shares redeemed – Institutional Class	(879,954)	(1,345,808)
Net decrease in shares outstanding	(1,083,479)	(1,830,717)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$29.47	$31.52	$17.46	$21.60	$21.96

0.43	0.22	0.25	0.16	0.10
(7.13)	(1.96)	14.01	(3.55)	0.93
(6.70)	(1.74)	14.26	(3.39)	1.03

(0.19)	(0.22)	(0.20)	(0.09)	(0.07)
(2.16)	(0.09)	—	(0.66)	(1.32)
(2.35)	(0.31)	(0.20)	(0.75)	(1.39)
$20.42	$29.47	$31.52	$17.46	$21.60

-24.53%	-5.60%	82.20%	-16.37%	5.27%

$54.60	$93.40	$140.03	$54.96	$89.36
1.62%	1.59%	1.58%	1.65%	1.58%
1.83%	0.72%	0.90%	0.96%	0.47%
72%	27%	28%	75%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Calculated using the average shares outstanding method.
(2)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023	2022	2021	2020	2019

$17.24	$18.57	$10.37	$12.92	$13.28

0.30	0.20	0.21	0.13	0.10
(4.14)	(1.14)	8.26	(2.10)	0.54
(3.84)	(0.94)	8.47	(1.97)	0.64

(0.31)	(0.34)	(0.27)	(0.19)	(0.18)
(1.27)	(0.05)	—	(0.39)	(0.82)
(1.58)	(0.39)	(0.27)	(0.58)	(1.00)
$11.82	$17.24	$18.57	$10.37	$12.92

-24.32%	-5.21%	82.88%	-16.05%	5.57%

$6.87	$20.17	$32.08	$10.61	$20.74
1.29%	1.22%	1.20%	1.29%	1.23%
2.13%	1.13%	1.31%	1.27%	0.84%
72%	27%	28%	75%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. The adjustments for fiscal year 2023 are as follows:

Total
Distributable
Earnings	Capital Stock
$(986,204)	$986,204

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).	Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to

HENNESSY FUNDS	1-800-966-4354
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Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and

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NOTES TO THE FINANCIAL STATEMENTS

ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current

HENNESSY FUNDS	1-800-966-4354
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sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $55,362,258 and $83,645,714, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to

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24

NOTES TO THE FINANCIAL STATEMENTS

0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$64,777,154
Gross tax unrealized appreciation	$7,591,484
Gross tax unrealized depreciation	(10,505,804)
Net tax unrealized appreciation/(depreciation)	$(2,914,320)
Undistributed ordinary income	$807,532
Undistributed long-term capital gains	2,110,375
Total distributable earnings	$2,917,907
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$3,587

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$995,722	$1,378,796
Long-term capital gains	8,333,435	485,383
Total distributions	$9,329,157	$1,864,179

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2023, capital gains were declared and paid to shareholders of record on December 6, 2023, as follows:

Long-term
Investor Class	0.71216
Institutional Class	0.41247

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Small Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Small Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$1,001.00	$8.27
Hypothetical (5% return before expenses)	$1,000.00	$1,016.94	$8.34

Institutional Class
Actual	$1,000.00	$1,002.50	$6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.64% for Investor Class shares or 1.34% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers of the Fund	30
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Availability of Quarterly Portfolio Schedule	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Electronic Delivery	36
Liquidity Risk Management Program	37
Privacy Policy	37

HENNESSY FUNDS	1-800-966-4354

November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund 10 years ago and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	14.47%	10.40%	9.12%
Hennessy Technology Fund –
Institutional Class (HTCIX)	14.77%	10.67%	9.42%
Nasdaq Composite Index	17.99%	12.94%	13.76%
S&P 500® Index	10.14%	11.01%	11.18%

Expense ratios:	Gross 3.06%, Net 1.23%(1)(2) (Investor Class);
Gross 2.73%, Net 0.98%(1)(2) (Institutional Class)

(1)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2024.
(2)
Certain service provider expenses will be voluntarily waived through July 31, 2025, at which time the arrangement will automatically terminate. In addition, the arrangement will not apply at any time the Fund’s net assets exceed $125 million.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The Nasdaq Stock Market LLC. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

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PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Ryan C. Kelley, CFA, and L. Joshua Wein, CAIA

Performance:

For the one-year period ended October 31, 2023, the Investor Class of the Hennessy Technology Fund returned 14.47%, underperforming the Nasdaq Composite Index (the Fund’s primary benchmark), which returned 17.99%, and outperforming the S&P 500® Index, which returned 10.14%, for the same period.

The Fund’s underperformance relative to its primary benchmark resulted predominantly from stock selection within the Information Technology sector. Among the holdings that detracted the most from Fund performance were Enphase Energy, Inc., a manufacturer of solar energy equipment, Tower Semiconductor, Ltd., a provider of manufacturing services to semiconductor companies, and dLocal, Ltd., a payment solutions provider. Among the holdings that contributed the most to Fund performance were Meta Platforms, Inc., a social media company, Jabil, Inc., a contract manufacturer, and Adobe, Inc., a print and electronic media software provider.

The Fund continues to own all the companies mentioned except Tower Semiconductor and dLocal.

Portfolio Strategy:

The Fund utilizes a formula-based investment strategy designed to identify technology-related stocks that (1) exhibit strong cash flows and profits, (2) demonstrate the ability to sustain profitability, (3) have historically delivered returns in excess of their cost of capital, (4) have attractive balance sheet risk profiles, and (5) trade at attractive relative valuations.

Investment Commentary:

Notwithstanding a rebound in equity prices over the last 12 months, we believe that the outlook for U.S. stocks remains positive. We continue to believe that equities are attractive from a valuation standpoint, even in the face of an expected slowdown in economic activity. While the Federal Reserve has raised interest rates several times throughout the last year, we believe that the prospect of slower economic growth and lower inflation numbers could prompt the Federal Reserve to put any further rate hikes on hold. With the unemployment rate near record lows, high levels of cash on the balance sheets of U.S. companies, and the prospect of a more dovish Federal Reserve in 2024, we remain bullish on equities long-term.

We believe that the outlook for technology-related stocks is also positive. Earnings growth for technology companies, as measured by the technology-heavy Nasdaq Composite Index, has been outpacing earnings growth for the market by a significant margin. We believe that many technology stocks remain attractive compared to the broader stock market, despite their recent rally.

_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments are focused in the Technology sector as well as the following sub-industries: Internet & Direct Marketing Retail, Interactive Home Entertainment, and Interactive Media Services. Sector funds may be subject to a higher degree of market risk. Investments in foreign securities

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may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater volatility than larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Cash flow refers to the net amount of cash and cash equivalents transferred into and out of a company.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Logitech International SA	1.97%
Microsoft Corp.	1.83%
Shutterstock, Inc.	1.81%
ServiceNow, Inc.	1.80%
Crowdstrike Holdings, Inc.	1.78%
Seagate Technology Holdings PLC	1.77%
Adobe, Inc.	1.76%
ASML Holding NV	1.76%
Motorola Solutions, Inc.	1.76%
Palo Alto Networks, Inc.	1.76%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.03%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.86%
Cargurus, Inc. (a)	6,283	$108,256	1.71%
Meta Platforms, Inc., Class A (a)	357	107,553	1.69%
Shutterstock, Inc.	2,832	115,206	1.81%
Ziff Davis, Inc. (a)	1,730	104,596	1.65%
		435,611	6.86%

Information Technology – 90.17%
Accenture PLC, Class A	356	105,764	1.67%
Adobe, Inc. (a)	210	111,733	1.76%
Apple, Inc.	628	107,243	1.69%
Applied Materials, Inc.	775	102,571	1.62%
Arrow Electronics, Inc. (a)	871	98,780	1.56%
ASE Technology Holding Co. Ltd.	14,502	108,040	1.70%
ASML Holding NV	187	111,977	1.76%
Atlassian Corp. (a)	546	98,629	1.55%
Autodesk, Inc. (a)	523	103,360	1.63%
Avnet, Inc.	2,253	104,381	1.64%
Broadcom, Inc.	131	110,219	1.74%
Cadence Design Systems, Inc. (a)	460	110,331	1.74%
CDW Corp.	546	109,418	1.72%
Cellebrite DI Ltd. (a)	14,435	96,426	1.52%
Check Point Software Technologies Ltd. (a)	819	109,951	1.73%
Cisco Systems, Inc.	2,038	106,241	1.67%
CommVault Systems, Inc. (a)	1,598	104,429	1.65%
Crowdstrike Holdings, Inc. (a)	638	112,780	1.78%
DXC Technology Co. (a)	5,174	104,360	1.64%
Enphase Energy, Inc. (a)	925	73,612	1.16%
Extreme Networks, Inc. (a)	4,411	90,955	1.43%
Fortinet, Inc. (a)	1,839	105,136	1.66%
Gartner, Inc. (a)	313	103,929	1.64%
Hackett Group, Inc.	4,599	102,512	1.62%
Hewlett Packard Enterprise Co.	6,248	96,094	1.51%
Infosys Ltd.	6,392	104,957	1.65%
Insight Enterprises, Inc. (a)	760	108,908	1.72%
Jabil, Inc.	859	105,485	1.66%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
KLA Corp.	235	$110,380	1.74%
Lam Research Corp.	171	100,586	1.59%
Logitech International SA	1,580	124,235	1.97%
MACOM Technology Solutions Holdings, Inc. (a)	1,326	93,536	1.47%
Microchip Technology, Inc.	1,390	99,093	1.56%
Microsoft Corp.	341	115,297	1.83%
Motorola Solutions, Inc.	401	111,663	1.76%
NetApp, Inc.	1,439	104,730	1.65%
NVIDIA Corp.	243	99,095	1.56%
NXP Semiconductors NV	545	93,974	1.48%
Palo Alto Networks, Inc. (a)	460	111,788	1.76%
Pure Storage, Inc. (a)	3,040	102,782	1.62%
QUALCOMM, Inc.	981	106,919	1.68%
Sanmina Corp. (a)	2,012	102,350	1.61%
ScanSource, Inc. (a)	3,579	108,802	1.71%
Seagate Technology Holdings PLC	1,645	112,271	1.77%
ServiceNow, Inc. (a)	196	114,044	1.80%
STMicroelectronics NV	2,536	96,317	1.52%
Super Micro Computer, Inc. (a)	375	89,801	1.42%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,238	106,852	1.68%
Telefonaktiebolaget LM Ericsson	22,956	102,384	1.61%
Teradata Corp. (a)	2,409	102,912	1.62%
Texas Instruments, Inc.	684	97,135	1.53%
United Microelectronics Corp. – ADR	15,466	110,118	1.74%
Vishay Intertechnology, Inc.	4,337	96,455	1.52%
VMware, Inc., Class A (a)	654	95,255	1.50%
Vontier Corp.	3,549	104,908	1.65%
		5,721,903	90.17%

Total Common Stocks
(Cost $5,551,359)		6,157,514	97.03%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 3.12%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.12%
First American Treasury Obligations Fund – Class X, 5.275% (b)	197,774	$197,774	3.12%

Total Short-Term Investments
(Cost $197,774)		197,774	3.12%

Total Investments
(Cost $5,749,133) – 100.15%		6,355,288	100.15%
Liabilities in Excess of Other Assets – (0.15)%		(9,495)	(0.15)%

TOTAL NET ASSETS– 100.00%		$6,345,793	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$435,611	$—	$—	$435,611
Information Technology	5,721,903	—	—	5,721,903
Total Common Stocks	$6,157,514	$—	$—	$6,157,514
Short-Term Investments
Money Market Funds	$197,774	$—	$—	$197,774
Total Short-Term Investments	$197,774	$—	$—	$197,774
Total Investments	$6,355,288	$—	$—	$6,355,288

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $5,749,133)	$6,355,288
Dividends and interest receivable	3,926
Prepaid expenses and other assets	15,097
Due from advisor	4,946
Total assets	6,379,257

LIABILITIES:
Payable to auditor	22,756
Accrued distribution fees	775
Accrued service fees	382
Accrued trustees fees	5,373
Accrued expenses and other payables	4,178
Total liabilities	33,464
NET ASSETS	$6,345,793

NET ASSETS CONSISTS OF:
Capital stock	$6,601,101
Accumulated deficit	(255,308)
Total net assets	$6,345,793

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$4,353,849
Shares issued and outstanding	256,978
Net asset value, offering price, and redemption price per share	$16.94

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$1,991,944
Shares issued and outstanding	114,266
Net asset value, offering price, and redemption price per share	$17.43

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2023

INVESTMENT INCOME:
Dividend income(1)	$61,374
Interest income	8,021
Total investment income	69,395

EXPENSES:
Investment advisory fees (See Note 5)	44,596
Federal and state registration fees	29,219
Audit fees	22,759
Compliance expense (See Note 5)	22,664
Trustees’ fees and expenses	19,646
Administration, accounting, custody, and transfer agent fees (See Note 5)	17,695
Reports to shareholders	6,702
Distribution fees – Investor Class (See Note 5)	6,576
Sub-transfer agent expenses – Investor Class (See Note 5)	5,159
Sub-transfer agent expenses – Institutional Class (See Note 5)	871
Service fees – Investor Class (See Note 5)	4,384
Legal fees	858
Interest expense (See Note 7)	114
Other expenses	4,745
Total expenses before waivers and reimbursements	185,988
Service provider expense waiver (See Note 5)	(17,695)
Expense reimbursement from advisor – Investor Class	(72,197)
Expense reimbursement from advisor – Institutional Class	(25,964)
Net expenses	70,132
NET INVESTMENT LOSS	$(737)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$42,670
Net change in unrealized appreciation/depreciation on investments	724,024
Net increase on investments	766,694
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$765,957

(1)	Net of foreign taxes withheld and issuance fees of $5,254.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
OPERATIONS:
Net investment income (loss)	$(737)	$5,524
Net realized gain (loss) on investments	42,670	(867,706)
Net change in unrealized
appreciation/depreciation on investments	724,024	(1,169,054)
Net increase (decrease) in net
assets resulting from operations	765,957	(2,031,236)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(2,801)	(1,498,176)
Distributable earnings – Institutional Class	(6,430)	(513,645)
Total distributions	(9,231)	(2,011,821)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	371,996	265,541
Proceeds from shares subscribed – Institutional Class	522,804	89,997
Dividends reinvested – Investor Class	2,743	1,465,101
Dividends reinvested – Institutional Class	6,429	513,645
Cost of shares redeemed – Investor Class	(569,642)	(779,866)
Cost of shares redeemed – Institutional Class	(121,520)	(262,162)
Net increase in net assets derived
from capital share transactions	212,810	1,292,256
TOTAL INCREASE (DECREASE) IN NET ASSETS	969,536	(2,750,801)

NET ASSETS:
Beginning of year	5,376,257	8,127,058
End of year	$6,345,793	$5,376,257

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	21,312	16,191
Shares sold – Institutional Class	29,720	5,427
Shares issued to holders as reinvestment
of dividends – Investor Class	189	73,365
Shares issued to holders as reinvestment
of dividends – Institutional Class	433	25,019
Shares redeemed – Investor Class	(33,810)	(45,743)
Shares redeemed – Institutional Class	(6,780)	(14,199)
Net increase in shares outstanding	11,064	60,060

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(4)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Certain service provider expenses were voluntarily waived during the fiscal year.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$14.81		$26.89		$20.50		$18.90		$18.04

(0.01)		0.00	(2)	(0.02)		0.02		(0.03)
2.15		(5.38)		8.82		2.10		3.15
2.14		(5.38)		8.80		2.12		3.12

(0.01)		—		(0.04)		—		—
—		(6.70)		(2.37)		(0.52)		(2.26)
(0.01)		(6.70)		(2.41)		(0.52)		(2.26)
$16.94		$14.81		$26.89		$20.50		$18.90

14.47%		-26.44%		45.11%		11.42%		20.47%

$4.35		$3.99		$6.06		$4.26		$3.89

3.17%		3.06%		2.79%		3.45%		3.84%
1.23	%(3)	1.23	%(3)	1.23	%(3)	1.23	%(3)	1.23%

(2.02)%		(1.81)%		(1.64)%		(2.12)%		(2.80)%
(0.08)%		0.02%		(0.08)%		0.10%		(0.19)%
101%		151%		200%		192%		185%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(3)

(1)	Calculated using the average shares outstanding method.
(2)	Certain service provider expenses were voluntarily waived during the fiscal year.
(3)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2023		2022		2021		2020		2019

$15.26		$27.65		$21.08		$19.40		$18.47

0.03		0.05		0.05		0.07		0.01
2.21		(5.55)		9.06		2.15		3.23
2.24		(5.50)		9.11		2.22		3.24

(0.07)		—		(0.11)		(0.01)		—
—		(6.89)		(2.43)		(0.53)		(2.31)
(0.07)		(6.89)		(2.54)		(0.54)		(2.31)
$17.43		$15.26		$27.65		$21.08		$19.40

14.77%		-26.28%		45.49%		11.67%		20.77%

$1.99		$1.39		$2.06		$1.47		$1.34

2.85%		2.73%		2.44%		3.08%		3.47%
0.98	%(2)	0.98	%(2)	0.98	%(2)	0.98	%(2)	0.98%

(1.70)%		(1.48)%		(1.29)%		(1.74)%		(2.43)%
0.17%		0.27%		0.17%		0.36%		0.06%
101%		151%		200%		192%		185%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified in the Statement of Assets and Liabilities, as needed. As of October 31, 2023, no such reclassifications were required for fiscal year 2023.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually

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engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

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NOTES TO THE FINANCIAL STATEMENTS

Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated Hennessy Advisors, Inc. (the “Advisor”) as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will

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regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2023 were $6,074,307 and $5,912,430, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2023.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2024.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the

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24

NOTES TO THE FINANCIAL STATEMENTS

Advisor recoups such expenses. As of October 31, 2023, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2024	2025	2026	Total
Investor Class	$75,956	$73,628	$72,197	$221,781
Institutional Class	$23,799	$23,122	$25,964	$72,885

The Advisor did not recoup expenses from the Fund during fiscal year 2023.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2023 are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during fiscal year 2023 are included in the Statement of Operations.

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Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2023 for reimbursement payments to the Advisor are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund, the Hennessy Japan Fund, and the Hennessy Japan Small Cap Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2023, the Fund had an outstanding average daily balance and a weighted average interest rate of $1,359 and 8.25%, respectively. The interest expensed by the Fund during fiscal year 2023 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2023 was $60,000. As of October 31, 2023, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$5,762,718
Gross tax unrealized appreciation	$961,825
Gross tax unrealized depreciation	(369,255)
Net tax unrealized appreciation/(depreciation)	$592,570
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(847,878)
Total accumulated gain/(loss)	$(255,308)

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26

NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2023, the Fund had $106,038 in unlimited long-term and $741,103 in unlimited short-term capital loss carryforwards. During fiscal year 2023, the capital losses utilized by the Fund were $5,730.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2023, the Fund deferred, on a tax basis, a late-year ordinary loss of $737. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal years 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2023	October 31, 2022
Ordinary income(1)	$9,231	$1,183,102
Long-term capital gains	—	828,719
Total distributions	$9,231	$2,011,821

(1) Ordinary income includes short-term capital gains.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of

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businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Technology Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Technology Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyfunds.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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32

TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$1,068.80	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Institutional Class
Actual	$1,000.00	$1,070.00	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 7.34%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2023 was 5.48%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As currently permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign for eDelivery or elect to receive paper copies as detailed below, you will be notified by mail each time a report is posted and provided with a website link to access the report.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless a shareholder elects to receive reports electronically via eDelivery. To sign up for eDelivery, please visit http://www.hennessyfunds.com/account.

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36

PROXY VOTING — PRIVACY POLICY

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), we have adopted and implemented a liquidity risk management program (the “Liquidity Program”). The purpose of the Liquidity Program is to assess and manage the Fund’s liquidity risk, which is the risk that the Fund would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) designated a committee comprising representatives of Hennessy Advisors, Inc., the investment adviser to the Fund, as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Board in advance of its meeting on June 7, 2023. The report covered the period from June 1, 2022, through May 31, 2023. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The Trust’s chief compliance officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program and considered, among other items, the following:

1.
The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Fund has historically been able to meet requests to redeem Fund shares without significant dilution to the Fund’s remaining shareholders, and the Program Administrator expects the Fund to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.
The Fund primarily holds assets that are highly liquid investments and is not required to establish a highly liquid investment minimum for the Fund or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make or recommend any material changes to the Liquidity Program during the review period.

4.
The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Fund’s liquidity risk, complies with the requirements of the Liquidity Rule, and was operating as intended during the review period.

Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

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3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

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PRIVACY POLICY

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2023

HENNESSY STANCE ESG ETF
Ticker  STNC

This ETF is different from traditional ETFs.

Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

• You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

• The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

• These additional risks may be even greater in bad or uncertain market conditions.

• The ETF will publish on its website each day a “Portfolio Reference Basket” designed to help trading in shares of the ETF. While the Portfolio Reference Basket includes all the names of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF portfolio secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.

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Contents

Letter to Shareholders	2
Performance Overview	6
Financial Statements
Schedule of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	33
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Premium/Discount Information	34
Important Notice Regarding Delivery of Shareholder Documents	35
Privacy Policy	36

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November 2023

Dear Hennessy Funds Shareholder:

Market Myopia: Tough Beginnings & Fantastic Finishes

During an interview this summer, I was reminded how important it is to maintain a long-term view of the market and investing and how easy it is to focus on the very recent past. In mid-July, when the Nasdaq Composite Index was soaring to new 2023 highs and large-cap tech was once again dominating both returns and news headlines, the interviewer seemed confused – and somewhat disappointed – when I mentioned that even with 2023’s stellar performance, the Nasdaq was negative if you included the prior year (2022) and that during that same time, utilities had outperformed. As of the time of writing this letter, a similar story can be seen when considering eight technology giants: Microsoft, Tesla, Facebook (Meta), Apple, Amazon, Netflix, Nvidia, and Google, or “MT. FAANNG” as a much easier to say (and remember) acronym.(1)  MT. FAANNG is up on average a whopping 89.69% in 2023 on a total return basis as of November 7, 2023. However, this same group was down -46.71% in 2022, a dismal year for large-cap tech. Due to the unforgiving nature of percentages, from the end of 2021 until now, this group of highflyers, believe it or not, is still down -3.14% on average, despite an incredible 2023.

I like to call this phenomenon “market myopia.” Investors tend to be optimists, as am I. This makes it so much more comforting to forget the “tough beginnings” when you’d rather remember the “fantastic finishes.” In continuing with the example above, unless you were an investor with prescient foresight, you likely didn’t sell all your MT. FAANNG stocks on January 4, 2022, as the market started its correction, and you probably didn’t then buy them all back on September 30, 2022, when the market hit its low. An average investor’s experience would be much different than that. Which brings me to the point of all this: what are some elements of our investment philosophy here at Hennessy Funds?

First, what about timing the market? Simply put, we don’t do it. As Neil Hennessy, our Chief Market Strategist and long-tenured Portfolio Manager, aptly put it, “It’s not about timing the market, but rather about time in the market.” The long-term annualized return of the market, as measured by the Dow Jones Industrial Average going back 104 years to 1920, is about 9.6%, and that number would be closer to 7-8% on a real return basis when factoring in inflation. If an investor is poorly timing when to enter and when to exit the market, it would be very difficult to achieve similar, attractive returns to what they would experience simply by staying invested through a complete market cycle.

We are optimistic investors. We understand that some years or months may be tougher than others, but we tend to think in longer timeframes. An investor solely invested in the Nasdaq might have looked at their portfolio at the end of 2022 and been extremely disappointed with a -32.51% return. But as Josh Wein, one of our Portfolio Managers with over 25 years of experience, pointed out, “2022 was what 8% real returns look like.” In other words, with the year prior (2021) providing a +22.21% return and the year after (2023) hitting a +31.21% return, 2022’s dismal performance of -32.51% created an annualized total return for the Nasdaq of 8.22% over the entire period (December 31, 2020, to November 7, 2023). Josh simply observed that while corrections happen over the course of a market cycle, it’s best not to panic by selling when stocks are hitting new lows.

_______________

(1)
The acronym, MT. FAANNG, refers to the following companies: Microsoft Corporation, Tesla, Inc., Meta Platforms, Inc., Amazon.com, Inc., Apple, Inc., Netflix, Inc., NVIDIA Corporation, and Alphabet, Inc.

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LETTER TO SHAREHOLDERS

Downside risk mitigation is relevant. While we normally remain fully invested within our individual funds, we seek to reduce risk through other means, including sector diversification and investing in companies that exhibit strong fundamentals at compelling valuations. Dave Ellison, the long-tenured Portfolio Manager of our two financial funds, consistently reminds us, “Losing less money in difficult markets is more important than making the most in rising ones.”

Finally, we are investors in companies, not traders of stocks. Many of our portfolios hold certain positions for long periods of time, a demonstration of the Portfolio Managers’ convictions. In fact, both the Hennessy Focus Fund and the Hennessy Large Cap Financial Fund have held some positions for 25 years or more. We recognize that much of the performance of the Hennessy Funds comes from the actual stocks we own (stock selection) and not from our weightings within certain sectors (sector allocation). Moving in and out of sectors can enhance performance, but it can also hinder it in the same way as market timing, and it takes a significant number of correct “calls” regarding the macro-environment. We’d rather invest long term than rely on lucky calls. Our highly experienced energy funds Portfolio Manager, Ben Cook, summed up our philosophy on the macro environment nicely: “While macro-economic trends help to inform our investment process, ultimately it’s the individual stocks with solid fundamentals and attractive valuations that, over time, drive positive risk-adjusted returns for our funds.”

We are long term investors, staying ever mindful of downside risk while striving to participate in the upside, with each individual fund having its own objective, process, portfolio construction, and investment criteria.

The stock market has once again seen dramatic differences in stock performance. For our fiscal year ended October 31, 2023, all three broad-based indexes were positive, although with a large dispersion of total returns, with the Dow Jones Industrial Average up 3.17%, the S&P 500® Index up 10.14%, and the Nasdaq Composite Index up 17.99%. During our fiscal year, large caps significantly outperformed mid caps and small caps, and growth substantially outperformed value. Large-cap tech once again pushed the overall broader market higher, as evidenced by the Nasdaq-100 Index posting a return of 27.45%. From a sector point of view, besides Technology, the only other sector with outsized (greater than 10%) returns was Communication Services, while six of the 11 GICS sectors of the S&P 500® Index were negative.

Similar to the overall market, our funds experienced mixed results. Many of our funds exhibit more value-oriented characteristics and, given that value underperformed growth this year by a significant amount, that negatively affected our relative performance. In addition, three of our funds are sector-specific funds that were invested in underperforming sectors, while six more are focused on small- and mid-cap stocks in a time period when large caps substantially outperformed. Ten of our 16 mutual funds and our exchange-traded-fund (ETF) posted positive returns for the fiscal year ended October 31, 2023.

Several factors caused this disparity of returns in the market: interest rates and inflation being two of the most important. With the Federal Reserve pausing interest rate hikes and inflation numbers subsiding, the market reacted positively once it became more apparent that we were not heading into a recession. Consumer demand also remained strong, and unemployment numbers remained historically low.

We believe that the outlook for U.S. stocks remains positive, primarily as we believe that the Federal Reserve may be done, or close to done, raising interest rates. Inflation has shown signs of easing, creating a better environment for consumers as well as businesses. The unemployment rate remains near record lows, there are elevated levels of cash on the

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balance sheets of U.S. companies and in the pockets of many consumers and investors, and there is the prospect of a more dovish Federal Reserve heading into 2024. However, we are cautiously watching certain parts of the economy for any hints of weakness, including consumer spending and credit issues. While volatility and uncertainty may impact the markets, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective.

We thank you for your continued interest in our Funds and are grateful that you have chosen to invest with us. If you have any questions or would like to speak with us directly, please call us at (800) 966-4354.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The Nasdaq Composite Index comprises all common stocks listed on The Nasdaq Stock Market and is commonly used to measure the performance of technology-related stocks. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

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LETTER TO SHAREHOLDERS

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2023

			Since
	Two	One	Inception
	Months(1)(2)	Year	(3/15/21)
Hennessy Stance ESG ETF
(STNC) – NAV(3)	-10.31%	-5.99%	-1.24%
Hennessy Stance ESG ETF
(STNC) – Market Price(3)	-10.34%	-5.97%	-1.22%
S&P 500® Index	-6.77%	10.14%	3.70%

Expense ratio:  Gross 0.95%, Net 0.85%(4)

(1)	The period from September 1, 2023, to October 31, 2023, consists of two months because the Fund changed its fiscal year end from August 31 to October 31, effective October 8, 2023.
(2)	Periods of less than one year are not annualized.
(3)
Fund performance is shown based on both a net asset value (“NAV”) and market price basis. The Fund’s per share NAV is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the fair value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV return is based on the NAV of the Fund, and the market price return is based on the market price per share of the Fund. The price used to calculate market price return is determined using the official closing price of the primary stock exchange (generally, 4:00 p.m. Eastern time) and may not represent the returns you would receive if shares were traded at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively.

(4)	The Fund’s investment advisor has contractually agreed to limit expenses until December 31, 2024.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Shares are bought and sold at market price (closing price), not NAV, and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyetfs.com. Performance for periods including or prior to December 22, 2022, is that of the Stance Equity ESG Large Cap Core ETF.

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PERFORMANCE OVERVIEW

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. This index is used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Bill Davis and Kyle Balkissoon
Stance Capital, LLC (portfolio composition sub-advisor)

Performance:

For the two-month period ended October 31, 2023, the Hennessy Stance ESG ETF (ticker: STNC) returned -10.31%, underperforming the S&P 500® Index (the Fund’s primary benchmark), which returned -6.77% for the same period.

During this two-month period, the Fund’s returns were more closely aligned with the S&P 500® Equal Weight Index, which returned -9.0%, as the Fund tends to avoid over allocation to mega caps and has a targeted maximum position size in a single security of 3.5%. In terms of rate exposure risk, the Fund had insignificant exposure to interest rates as proxied by long term Treasuries, while the S&P 500® Index had a significant risk due to the growth orientation of mega cap stocks.

For the month of September 2023, the Fund slightly underperformed the average security of the S&P 500® Index. This was largely driven by our aversion to the riskiest, highly-correlated mega-cap names, leading to the optimizer allocating in a manner that detracted from performance.

For the month of October 2023, the Fund performed slightly worse than the average security of the S&P 500® Index, as our quant and environmental, social, and governance (“ESG”) models detracted from performance, while our optimizer reduced risk in the portfolio and added significant value.

Portfolio Strategy:

The Fund seeks long-term growth of capital by combining ESG and machine learning/artificial intelligence (“ML/AI”) in an ETF structure. We seek exposure to companies that score well on ESG metrics and that we believe will outperform based on ML/AI models. The Fund leverages optimization in an attempt to reduce portfolio level tail risk and mitigate downside losses.

Investment Commentary:

We continue to believe strongly that the market will soon transition to greater breadth, and there is a historical context for this view. Using the performance of the S&P 500® Equal Weight Index as a proxy, since its inception in 1989, Equal Weight has actually outperformed the cap-weighted S&P 500® Index. Thus far in 2023, the cap-weighted S&P 500® Index has dramatically outperformed S&P 500® Equal Weight Index, although less so during September and October 2023. After similar rolling 6-month periods of outperformance by 9% or more by the S&P 500® Index, the S&P 500® Equal Weight Index posted significantly higher returns than the S&P 500® Index over subsequent 6- and 12-month periods. Thus, we expect to see a reversion to broader participation by the full S&P 500® Index, which certainly favors the Fund.

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_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks across all major industries. The S&P 500® Equal Weight Index is comprised of the same companies as the S&P 500® Index, but each stock’s return is equally weighted on a daily basis. Index return does not include trading and management costs, which would lower performance. The indexes are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2023

HENNESSY STANCE ESG ETF
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Nike Inc., Class A	3.85%
The Cigna Group	3.81%
Microsoft Corp.	3.78%
A. O. Smith Corp.	3.74%
Adobe, Inc.	3.69%
Synopsys, Inc.	3.54%
Apple, Inc.	3.53%
Marriott International, Inc., Class A	3.50%
Masco Corp.	3.48%
Yum! Brands, Inc.	3.47%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 99.22%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.11%
Alphabet, Inc., Class A (a)	10,136	$1,257,675	3.11%

Consumer Discretionary – 17.01%
AutoZone, Inc. (a)	384	951,218	2.35%
Expedia Group, Inc. (a)	14,194	1,352,546	3.35%
Marriott International, Inc., Class A	7,492	1,412,692	3.50%
Nike Inc., Class A	15,107	1,552,546	3.85%
Tesla, Inc. (a)	987	198,229	0.49%
Yum! Brands, Inc.	11,610	1,403,185	3.47%
		6,870,416	17.01%

Financials – 11.48%
Aon PLC	4,501	1,392,609	3.44%
Mastercard, Inc., Class A	3,669	1,380,828	3.42%
MSCI, Inc.	1,265	596,511	1.48%
PayPal Holdings, Inc. (a)	24,494	1,268,789	3.14%
		4,638,737	11.48%

Health Care – 23.55%
Agilent Technologies, Inc.	13,085	1,352,596	3.35%
Biogen, Inc. (a)	5,601	1,330,462	3.29%
DaVita, Inc. (a)	15,400	1,189,342	2.94%
Edwards Lifesciences Corp. (a)	3,559	226,779	0.56%
Regeneron Pharmaceuticals, Inc. (a)	1,658	1,293,058	3.20%
The Cigna Group	4,969	1,536,415	3.81%
Waters Corp. (a)	5,347	1,275,420	3.16%
Zoetis, Inc.	8,338	1,309,066	3.24%
		9,513,138	23.55%

Industrials – 18.53%
A. O. Smith Corp.	21,689	1,513,025	3.74%
Fortive Corp.	19,090	1,246,195	3.09%
Generac Holdings, Inc. (a)	2,254	189,494	0.47%
Masco Corp.	26,981	1,405,440	3.48%
Pentair PLC	22,422	1,303,167	3.23%
Verisk Analytics, Inc.	6,122	1,391,898	3.45%
WW Grainger, Inc.	594	433,519	1.07%
		7,482,738	18.53%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 24.36%
Adobe, Inc. (a)	2,799	$1,489,236	3.69%
Amphenol Corp., Class A	17,412	1,402,537	3.47%
Apple, Inc.	8,341	1,424,393	3.53%
Enphase Energy, Inc. (a)	4,744	377,528	0.93%
Fortinet, Inc. (a)	6,888	393,787	0.97%
Microsoft Corp.	4,503	1,522,509	3.78%
Palo Alto Networks, Inc. (a)	5,168	1,255,927	3.11%
SolarEdge Technologies, Inc. (a)	4,261	323,623	0.80%
Synopsys, Inc. (a)	3,050	1,431,792	3.54%
Texas Instruments, Inc.	1,535	217,985	0.54%
		9,839,317	24.36%

Materials – 1.18%
Nucor Corp.	1,576	232,917	0.58%
Steel Dynamics, Inc.	2,293	244,227	0.60%
		477,144	1.18%

Total Common Stocks
(Cost $42,354,009)		40,079,165	99.22%

SHORT-TERM INVESTMENTS – 0.79%

Money Market Funds – 0.79%
First American Treasury Obligations Fund – Class X, 5.275% (b)	319,802	319,802	0.79%

Total Short-Term Investments
(Cost $319,802)		319,802	0.79%

Total Investments
(Cost $42,673,811) – 100.01%		40,398,967	100.01%
Liabilities in Excess of Other Assets – (0.01)%		(3,814)	(0.01)%

TOTAL NET ASSETS – 100.00%		$40,395,153	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of October 31, 2023

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2023 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$1,257,675	$—	$—	$1,257,675
Consumer Discretionary	6,870,416	—	—	6,870,416
Financials	4,638,737	—	—	4,638,737
Health Care	9,513,138	—	—	9,513,138
Industrials	7,482,738	—	—	7,482,738
Information Technology	9,839,317	—	—	9,839,317
Materials	477,144	—	—	477,144
Total Common Stocks	$40,079,165	$—	$—	$40,079,165
Short-Term Investments
Money Market Funds	$319,802	$—	$—	$319,802
Total Short-Term Investments	$319,802	$—	$—	$319,802
Total Investments	$40,398,967	$—	$—	$40,398,967

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2023

ASSETS:
Investments in securities, at value (cost $42,673,811)	$40,398,967
Dividends and interest receivable	26,100
Total assets	40,425,067

LIABILITIES:
Payable to advisor	29,914
Total liabilities	29,914
NET ASSETS	$40,395,153

NET ASSETS CONSIST OF:
Par Value	$1,685
Capital stock	46,823,850
Accumulated deficit	(6,430,382)
Total net assets	$40,395,153

NET ASSETS:
Shares authorized ($0.001 par value)	100,000,000
Net assets applicable to outstanding shares	$40,395,153
Shares issued and outstanding	1,685,000
Net asset value, offering price, and redemption price per share	$23.97

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations

	Two-Month
	Period Ended	Year Ended
	October 31, 2023(1)	August 31, 2023
INVESTMENT INCOME:
Dividend income	$58,240	$487,041	(2)
Interest income	1,532	5,240
Total investment income	59,772	492,281

EXPENSES:
Investment advisory fees (See Note 5)	67,243	418,300
Total expenses before waivers	67,243	418,300
Expense reimbursement from advisor	(7,067)	(44,032)
Net expenses	60,176	374,268
NET INVESTMENT INCOME (LOSS)	$(404)	$118,013

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments	$(2,649,850)	$2,720,539
Net realized gain from redemption in-kind	12,471	228,423
Net change in unrealized
appreciation/depreciation on investments	(1,930,821)	454,119
Net gain (loss) on investments	(4,568,200)	3,403,081
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,568,604)	$3,521,094

(1)	The period ended October 31, 2023, consists of 2 months due to the Fund’s fiscal year end change from August 31 to October 31, effective October 8, 2023.
(2)	Net of foreign taxes and issuance fees withheld of $195.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Two-Month
	Period Ended	Year Ended	Year Ended
	October 31, 2023(1)	August 31, 2023	August 31, 2022
OPERATIONS:
Net investment income (loss)	$(404)	$118,013	$285,024
Net realized gain (loss) on investments	(2,637,379)	2,948,962	(1,557,093)
Net change in unrealized
appreciation/depreciation on investments	(1,930,821)	454,119	(3,140,125)
Net increase (decrease) in net assets
resulting from operations	(4,568,604)	3,521,094	(4,412,194)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	—	(247,449)	(164,737)
Total distributions	—	(247,449)	(164,737)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed	596,298	4,008,931	34,013,802
Cost of shares redeemed	(938,382)	(4,506,305)	(24,191,858)
Net increase (decrease) in net assets
derived from capital share transactions	(342,084)	(497,374)	9,821,944
TOTAL INCREASE
(DECREASE) IN NET ASSETS	(4,910,688)	2,776,271	5,245,013

NET ASSETS:
Beginning of period	45,305,841	42,529,570	37,284,557
End of period	$40,395,153	$45,305,841	$42,529,570

CHANGES IN SHARES OUTSTANDING:
Shares sold	25,000	155,000	1,245,000
Shares redeemed	(35,000)	(175,000)	(870,000)
Net increase (decrease)
in shares outstanding	(10,000)	(20,000)	375,000

(1)	The period ended October 31, 2023, consists of 2 months due to the Fund’s fiscal year end change from August 31 to October 31, effective October 8, 2023.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For a share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

Market value, end of period

TOTAL RETURN ON NET ASSET VALUE(4)
TOTAL RETURN ON MARKET PRICE(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(8)

(1)	Inception date of the Fund was March 15, 2021.
(2)	Calculated using the average shares outstanding method.
(3)	Amount is between $(0.005) and $0.005.
(4)
Total investment return/(loss) on net asset value is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)
Total investment return/(loss) on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period, and redemption at market price on the last day of the period.

(6)	Not annualized.
(7)	Annualized.
(8)	Excludes effect of in-kind transfers.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS

Two-Month
Period Ended		Year Ended August 31,		Period Ended
October 31,				August 31,
2023		2023	2022	2021(1)

$26.73		$24.80	$27.82	$25.00

(0.00	)(3)	0.07	0.20	0.02
(2.76)		2.01	(3.10)	2.80
(2.76)		2.08	(2.90)	2.82

—		(0.15)	(0.10)	—
—		—	(0.02)	—
—		(0.15)	(0.12)	—
$23.97		$26.73	$24.80	$27.82
$23.98		$26.74	$24.83	$27.91

-10.31	%(6)	8.39%	-10.50%	11.23	%(6)
-10.34	%(6)	8.32%	-10.63%	11.56	%(6)

$40.40		$45.31	$42.53	$37.29

0.95	%(7)	0.95%	0.95%	0.95	%(7)
0.85	%(7)	0.85%	0.85%	0.85	%(7)

(0.11	)%(7)	0.17%	0.64%	0.09	%(7)
(0.01	)%(7)	0.27%	0.74%	0.19	%(7)
62	%(6)	274%	290%	180	%(6)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2023

1).  ORGANIZATION

The Hennessy Stance ESG ETF (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an actively managed exchange-traded fund that operates pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”). The Fund is a successor to the Stance Equity ESG Large Cap Core ETF (the “Predecessor Fund”) pursuant to a reorganization that took place after the close of business on December 22, 2022. Prior to December 22, 2022, the Fund had no investment operations. The Fund is the accounting and performance information successor of the Predecessor Fund. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund and offers one class of shares. Effective October 8, 2023, the Fund changed its fiscal year end for financial reporting purposes from August 31 to October 31.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting are identified and appropriately reclassified

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NOTES TO THE FINANCIAL STATEMENTS

in the Statement of Assets and Liabilities, as needed. The adjustments for the period ended October 31, 2023, are as follows:

Total
Distributable
Earnings	Capital Stock
$(208,980)	$208,980

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of the Fund. As discussed further in Note 5, most expenses of the Fund are paid by Hennessy Advisors, Inc. (the “Advisor”) under a unitary fee arrangement.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The NAV per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading.

i).
Illiquid Securities – Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (the “Liquidity Program”). The Liquidity Program requires, among other things, that the Fund limit its illiquid investments to no more than 15% of its net assets. An illiquid investment is any

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investment that the Fund reasonably expects cannot be sold or disposed of by the Fund in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2022, the Securities and Exchange Commission (“SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (ETFs); Fee Information in Investment Company Advertisements. The rule and form amendments will require mutual funds and ETFs to transmit concise and visually engaging shareholder reports that highlight key information. The amendments also will require that funds tag information in a structured data format. In addition, the rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures related to equity securities subject to contractual sale restrictions. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its NAV and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange- traded funds, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary

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NOTES TO THE FINANCIAL STATEMENTS

exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act. The Board of Trustees of the Fund (the “Board”) has designated the Advisor as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s portfolio investments under the Fund’s fair value pricing procedures, subject to the Board’s oversight. There are numerous criteria considered in determining a fair value

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of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of October 31, 2023, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the two-month period ended October 31, 2023, were $26,345,300 and $26,601,479, respectively. For the fiscal year ended August 31, 2023, the purchases and sales of investment securities (excluding government and short-term investments) for the Fund were $120,620,332 and $120,596,628, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the two-month period ended October 31, 2023, or the fiscal year ended August 31, 2023.

Purchases and sales of in-kind transactions for the Fund during the two-month period ended October 31, 2023 were $593,476 and $904,720, respectively. For the fiscal year ended August 31, 2023, purchases and sales of in-kind transactions for the Fund were $3,928,126 and $4,415,168, respectively.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Prior to the close of business on December 22, 2022, Red Gate Advisors, LLC acted as the investment advisor to the Predecessor Fund. Red Gate Advisors, LLC furnished all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, Red Gate Advisors, LLC was entitled to a unitary management fee from the Predecessor Fund. The fee was based upon the average daily net assets of the Predecessor Fund at an annual rate of 0.95%. From the unitary management fee, Red Gate Advisors, LLC paid most of the expenses of the Predecessor Fund, including

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NOTES TO THE FINANCIAL STATEMENTS

the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, and other services. The net investment advisory fees expensed by the Predecessor Fund during the period from September 1, 2022, to December 22, 2022, were $127,031.

Effective following the close of business on December 22, 2022, the Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a unitary management fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.95%. From the unitary management fee, the Advisor pays most of the expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, and other services. The net investment advisory fees expensed by the Fund during the two-month period ended October 31, 2023, are included in the Statement of Operations. The net investment advisory fees expensed by the Fund during the period from December 23, 2022, to August 31, 2023, were $291,269.

The Advisor has contractually agreed to waive a portion of its unitary management fee to the extent necessary to limit the Fund’s annual operating expenses (excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) to 0.85% of the Fund’s net assets through December 31, 2024.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses. As of October 31, 2023, expenses subject to potential recovery and the periods in which they expire were as follows:

August 31,	October 31,
2026	2026	Total
$30,660	$7,067	$37,727

During the period from September 1, 2022, to the close of business on December 22, 2022, Red Gate Advisors, LLC had contractually agreed to limit total annual operating expenses and to maintain the expense limitation for the Predecessor Fund on the same terms as described above. The net investment advisory fees waived by the Predecessor Fund during the period from September 1, 2022, to December 22, 2022, were $13,372.

Stance Capital, LLC (“Stance Capital”) and Vident Advisory, LLC (“Vident”) each serve as an investment sub-advisor to the Fund. The Advisor has delegated the day-to-day management of the portfolio composition of the Fund to Stance Capital. Following the close of business on December 22, 2022, the Advisor (not the Fund) paid a sub-advisory fee to Stance Capital at the average rate of 0.40% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays Stance Capital sub-advisory fees at an annual rate of 0.40% of the average daily net assets up to $125 million, 0.37% of average daily net assets for assets over $125 million and up to $250 million, and 0.35% for average daily net assets over $250 million. Prior to July 14, 2023, the Advisor had delegated the responsibility for selecting broker-dealers to execute purchase and sale transactions for the Fund to Vident Investment Advisory, LLC (“VIA”), as instructed by Stance Capital and subject to the supervision of the Advisor and the Board. On July 14, 2023, VIA completed an acquisition transaction that resulted in a change of control of

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VIA and automatic termination of our sub-advisory agreement with VIA. On the same date, we entered into a new sub-advisory agreement with Vident with the same terms and conditions as the prior sub-advisory agreement with VIA. Following the close of business on December 22, 2022, the Advisor (not the Fund) paid a sub-advisory fee to VIA or Vident, as applicable, at the average rate of 0.05% of the daily net assets of the Fund. Pursuant to the prior sub-advisory agreement with VIA and the current sub-advisory agreement with Vident, the Advisor pays sub-advisory fees at an annual rate of 0.05% of the Fund’s average daily net assets up to $250 million, 0.045% of average daily net assets for assets over $250 million and up to $500 million, and 0.04% for average daily net assets in excess of $500 million, subject to a minimum sub-advisory fee to of $18,750 on an annual basis. Prior to the close of business on December 22, 2022, Red Gate Advisors, LLC paid the sub-advisory fees to Stance Capital and VIA from its own assets, and these fees were not an additional expense of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. Under the terms of the Investment Advisory Agreement, the Advisor pays the Fund’s administrative, accounting, custody, and transfer agency fees.

Quasar Distributors, LLC, a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

During the period from September 1, 2022, to the close of business on December 22, 2022, the officers and Chief Compliance Officer of the Predecessor Fund were employees of Fund Services. Chief Compliance Officer fees paid by the Predecessor Fund to Fund services during the period from September 1, 2022, to December 22, 2022 were paid by Red Gate Advisors, LLC. Effective following the close of business on December 22, 2022, the officers of the Fund are affiliated with the Advisor. Under the terms of the Investment Advisory Agreement, the Advisor pays the Fund’s Chief Compliance Officer fees.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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24

NOTES TO THE FINANCIAL STATEMENTS

7).  FEDERAL TAX INFORMATION

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$42,691,300
Gross tax unrealized appreciation	$542,957
Gross tax unrealized depreciation	(2,835,290)
Net tax unrealized appreciation/(depreciation)	$(2,292,333)
Undistributed ordinary income	$50,006
Undistributed long-term capital gains	—
Total distributable earnings	$50,006
Other accumulated gain/(loss)	$(4,188,055)
Total accumulated gain/(loss)	$(6,430,382)

As of October 31, 2023, the Fund had $4,188,055 in unlimited short-term capital loss carryforwards.

As of October 31, 2023, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2022, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During the two-month period ended October 31, 2023, and the fiscal years ended August 31, 2023 and 2022, the tax character of distributions paid by the Fund was as follows:

	Two-Month Period Ended	Year Ended	Year Ended
	October 31, 2023	August 31, 2023	August 31, 2022
Ordinary income(1)	$—	$247,449	$134,419
Long-term capital gains	—	—	30,318
Total distributions	$—	$247,449	$164,737

(1) Ordinary income includes short-term capital gains.

8).  SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 5,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants and do not have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

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The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets. Shares of the Fund have equal rights and privileges.

From time to time, settlement of securities related to in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

9).  GLOBAL EVENTS

A rise in protectionist trade policies, the possibility of a national or global recession, risks associated with pandemic and epidemic diseases, trade tensions, the possibility of changes to some international trade agreements, political events, and continuing political tension and armed conflicts may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Ukraine and Russia in Europe and among Israel, Hamas, and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility with the markets in Europe and the Middle East, and have had negative impacts on markets in the United States. These events could also have negative effects on the Fund’s investments that cannot be foreseen at the present time. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Your investment would be negatively impacted if the value of your portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Advisor or other key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and could have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, or exacerbate pre-existing risks to the Fund.

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NOTES TO THE FINANCIAL STATEMENTS

10).  AGREEMENT AND PLAN OF REORGANIZATION

On December 6, 2022, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and The RBB Fund, Inc., a Maryland corporation, on behalf of the Predecessor Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Fund by the Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective and substantially similar principal investment strategies as the Predecessor Fund. The following table illustrates the specifics of the reorganization of the Predecessor Fund into the Fund as of December 22, 2022:

	Shares Issued to
Predecessor	Shareholders of	Fund	Combined	Tax Status
Fund Net Assets	Predecessor Fund	Net Assets	Net Assets	of Transfer
$42,147,609(1)	1,670,000	$0	$42,147,609	Non-taxable

(1)	Includes accumulated net investment income, accumulated realized gains, and unrealized appreciation in the amounts of $14,189, $5,465,299, and $2,059,710, respectively.

11).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2023, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On October 24, 2023, shareholders of the CCM Small/Mid Cap Impact Value Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and the Quaker Investment Trust, a Delaware statutory trust, on behalf of the CCM Small/Mid Cap Impact Value Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the CCM Small/Mid Cap Impact Value Fund to the Fund and the assumption of all liabilities of the CCM Small/ Mid Cap Impact Value Fund by the Fund. The CCM Small/Mid Cap Impact Value Fund and the Fund have substantially similar investment objectives. The reorganization was completed following the close of business on November 10, 2023.

The meeting of shareholders of the CCM Core Impact Equity Fund was postponed to January 31, 2024.

In addition, the Fund paid a distribution to shareholders as follow:

Record Date	Ex-Date	Payable Date	Ordinary Income Rate
12/15/2023	12/14/2023	12/18/2023	0.02314927

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Stance ESG ETF
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Stance ESG ETF (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2023, the related statements of operations, the statements of changes in net assets, and financial highlights for the two-month period ended October 31, 2023, and for the year ended August 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations, the changes in its net assets and the financial highlights for the two-month period ended October 31, 2023 and for the year ended August 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year ended August 31, 2022, and the financial highlights for the year ended August 31, 2022, and for the period March 15, 2021 (commencement of operations) through August 31, 2021, were audited by other auditors, whose report dated October 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 22, 2023

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the officers of the Trust (“Officers”). From time to time, the Board of Trustees also has appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently two Advisers, Brian Alexander and A.J. Hennessy. As Advisers, Mr. Alexander and Mr. A.J. Hennessy attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees all 17 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available without charge by calling 800-966-4354 or by visiting www.hennessyetfs.com.

Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Disinterested Trustees(1) and Disinterested Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
87
Trustee

Robert T. Doyle	January 1996	Mr. Doyle is retired. He served as the	None.
76		Sheriff of Marin County, California
Trustee		from 1996 to June 2022.

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
59	as an Adviser	industry executive. From 1987
Trustee	to the Board	through 2015, he was employed by
	and June 2023	the Allianz-Fireman’s Fund Insurance
	as a Trustee	Company in various positions,
including as its Chief Actuary and
Chief Risk Officer.

Claire Garvie	December 2015	Ms. Garvie is a founder of Kiosk and	None.
49	as an Adviser	has served as its Chief Operating
Trustee	to the Board and	Officer since 2004. Kiosk is a
	December 2021	full-service marketing agency with
	as a Trustee	offices in the San Francisco Bay Area
and Liverpool, UK and staff across
nine states in the U.S.

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Other
Directorships
Held Outside
Name, Age,			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years
Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
78		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has served as the	None.
42		Chief Operating Officer of Solis
Adviser to the Board		Mammography since March 2023.
Prior to that, he worked for the
Sutter Health organization from
2011 to 2023 in various positions.
He served as the Chief Executive
Officer of the North Valley Hospital
Area from 2021 to March 2023.
From 2018 to 2021, he served as the
Chief Executive Officer of Sutter
Roseville Medical Center. From 2016
through 2018, he served as the Vice
President of Strategy for the Sutter
Health Valley Area, which includes
11 hospitals, 13 ambulatory surgery
centers, 16,000 employees, and
1,900 physicians.

Interested Trustee and Interested Adviser(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
67	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Chairman of the Board,	June 2008 as	1989 and currently serves as its
Chief Market Strategist,	an Officer	Chairman and Chief Executive Officer.
Portfolio Manager,
and President

A.J. Hennessy	December 2022	Mr. A.J. Hennessy has been employed	None.
37		by Hennessy Advisors, Inc. since 2011.
Adviser to the Board
and Vice President,
Corporate Development
and Operations

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TRUSTEES AND OFFICERS OF THE FUND

Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
57		since 1989 and currently serves as its President, Chief
Executive Vice President		Operating Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
67		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
51		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

David Ellison(3)	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc.
65		since October 2012. He has served as a Portfolio Manager of
Senior Vice President		the Hennessy Large Cap Financial Fund and the Hennessy
and Portfolio Manager		Small Cap Financial Fund since their inception. Mr. Ellison also served as a Portfolio Manager of the Hennessy Technology
Fund from its inception until February 2017. Mr. Ellison served as Director, CIO, and President of FBR Fund Advisers, Inc.
from December 1999 to October 2012.

Jennifer Emerson(4)	June 2013	Ms. Emerson has been employed by Hennessy Advisors, Inc.
46		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

Ryan Kelley(5)	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
51		October 2012. He has served as Chief Investment Officer of the
Senior Vice President,		Hennessy Funds since March 2021 and has served as a Portfolio
Chief Investment Officer,		Manager of the Hennessy Gas Utility Fund, the Hennessy Large
and Portfolio Manager		Cap Financial Fund, and the Hennessy Small Cap Financial Fund
since October 2014. Mr. Kelley served as Co-Portfolio Manager of these same funds from March 2013 through September
2014 and as a Portfolio Analyst for the Hennessy Funds from
October 2012 through February 2013. He has also served as a
Portfolio Manager of the Hennessy Cornerstone Growth Fund,
the Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017 and as a Portfolio
Manager of the Hennessy Total Return Fund, the Hennessy
Balanced Fund, and the Hennessy Technology Fund since May
2018. He previously served as Co-Portfolio Manager of the
Hennessy Technology Fund from February 2017 until May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund
Advisers, Inc. from January 2008 to October 2012.

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Name, Age,
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
L. Joshua Wein(5)	September 2018	Mr. Wein has been employed by Hennessy Advisors, Inc. since
50		2018. He has served as Portfolio Manager of the Hennessy
Vice President and		Cornerstone Growth Fund, the Hennessy Cornerstone Mid Cap
Portfolio Manager		30 Fund, the Hennessy Cornerstone Large Growth Fund, the
Hennessy Cornerstone Value Fund, Hennessy Total Return Fund,
the Hennessy Balanced Fund, the Hennessy Gas Utility Fund,
and the Hennessy Technology Fund since February 2021, and
as the Co-Portfolio Manager of these Funds since February
2019. He served as a Senior Analyst of those same Funds from
September 2018 through February 2019. He also has served as
a Portfolio Manager of the Hennessy Energy Transition Fund
and the Hennessy Midstream Fund since January 2022.
Mr. Wein served as Director of Alternative Investments and
Co-Portfolio Manager at Sterling Capital Management
from 2008 to 2018.
_______________

(1)
The Funds have determined that Mr. DeSousa, Mr. Doyle, Mr. Franklin, Ms. Garvie, and Mr. Richardson are not interested persons, as defined in the 1940 Act, of the Investment Manager or of any predecessor investment adviser for purposes of Section 15(f) of the 1940 Act.

(2)	Each of Neil J. Hennessy and A.J. Hennessy is considered an interested person, as defined in the 1940 Act, because he is an officer of the Trust.
(3)	The address of this officer is 101 Federal Street, Suite 1615B, Boston, MA 02110.
(4)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(5)	The address of this officer is 1340 Environ Way, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND/EXPENSE EXAMPLE

Expense Example (Unaudited)
October 31, 2023

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023, through October 31, 2023.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. You may pay brokerage commissions on your purchases and sales of Fund shares, which are not reflected in the example.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2023 –
	May 1, 2023	October 31, 2023	October 31, 2023
Investor Class
Actual	$1,000.00	$ 896.40	$4.06
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.85, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Fund’s website at www.hennessyetfs.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Fund’s website at www.hennessyetfs.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For tax year 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for tax year 2023 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Frequency Distributions of Premiums
and Discounts

Information regarding how often the shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund is available, without charge, on the Fund’s website at www.hennessyetfs.com.

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34

PROXY VOTING — IMPORTANT NOTICE

Important Notice Regarding Delivery
of Shareholder Documents

All of our shareholders other than banks, broker-dealers and other financial intermediaries acting as authorized participants of the Fund are beneficial owners, as shown on the records of The Depository Trust Company (“DTC”) or its participants. The DTC participants are the banks, broker-dealers and other financial intermediaries acting as authorized participants of the Fund, and these financial intermediaries are responsible to pass along communications to you, including notices, account statements, prospectuses, tax forms, and shareholder reports. Please contact your financial intermediary for information regarding electronic delivery of the Fund’s shareholder reports.

Householding is a method of delivery, based on the preference of the individual beneficial owner, in which a single copy of certain shareholder documents can be delivered to beneficial owners who share the same address, even if their accounts are registered under different names. Householding for the Fund may be available through the banks, broker-dealers and other financial intermediaries acting as authorized participants of the Fund. If you are interested in enrolling in householding and receiving a single copy of the prospectus and other shareholder documents, please contact your financial intermediary. If you currently are enrolled in householding and wish to change your householding status, please contact your financial intermediary.

As permitted by SEC regulations, the Fund’s shareholder reports are made available to banks, broker-dealers and other financial intermediaries on a website, and unless the intermediaries sign for eDelivery or elect to receive paper copies, the financial intermediaries will be notified by mail each time a report is posted and provided with a website link to access the report.

Shareholder reports transmitted after July 24, 2024, will comply with the new tailored shareholder reporting requirements, which require streamlined annual and semi-annual reports to shareholders that highlight key information. These reports will be transmitted in paper unless banks, broker-dealers, and other financial intermediaries elect to receive reports electronically via eDelivery.

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HENNESSY FUNDS	1-800-966-4354
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Privacy Policy

We collect the following personal information about you:

1.
Information we receive from you in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth;

2.
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information; and

3.	Other personal information we collect from various sources, even if you have not entered into a prior transaction with us, including the following:

•	Name, alias, address, unique personal identifier, online identifier, IP address, email address, telephone number, account name, and other similar identifiers;

•	Age and marital status;

•	Commercial information, including records of products purchased;

•	Browsing history, search history, and information on interaction with our website;

•	Geolocation data;

•	Employment and employment history, educational history, financial information, and purchasing and consuming histories or tendencies; and

•	Inferences drawn from the above-listed information to create a profile about your preferences, characteristics, predispositions, and behavior.

We collect this information directly from you, indirectly in the course of providing services to you, directly and indirectly from your activity on our website, from broker dealers, marketing agencies, and other third parties that interact with us in connection with the services we perform and products we offer, and from anonymized and aggregated consumer information.

We use this information to fulfill the reason you provided the information to us, to provide you with other relevant products that you request from us, to provide you with information about products that may interest you, to improve our website or present our website’s contents to you, and as otherwise described to you when collecting your personal information.

We do not disclose any personal information to unaffiliated third parties, except as permitted by law. We may disclose your personal information to our affiliates, vendors, and service providers for a business purpose. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. When disclosing your personal information to third parties, we enter into a contract with each third party describing the purpose of such disclosure and requiring that such personal information be kept confidential and not used for any purpose except to perform the services contracted or respond to regulatory or law enforcement requests.

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36

PRIVACY POLICY

Furthermore, we restrict access to your personal information to those persons who require such information to provide products or services to you. As a result, we do not provide a means for opting out of our limited sharing of your information. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

If you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your personal information is shared with unaffiliated third parties.

If you live in a state such as California where the laws provide further privacy rights, we will not share information unless the law allows, and we will comply with the other state-specific requirements.

Supplemental Privacy Notice for Residents of California

The California Consumer Privacy Act of 2018 (the “CCPA”) provides you, as a California resident, with certain additional rights relating to your personal information.

Under the CCPA, you have the right to request that we disclose to you the categories of personal information we have collected about you over the past 12 months, the categories of sources of such information, our business purpose for collecting the information, the categories of third parties, if any, with whom we shared the information, and the specific information we have collected about you. You also have the right to request that we delete any of your personal information, and, unless an exception applies, we will delete such information upon receiving and confirming your request. To make a request, call us at 1-800-966-4354, email us at privacy@hennessyfunds.com, or go to www.hennessyfunds.com/contact. We will not discriminate against you for exercising your rights under the CCPA. Further, we will not collect additional categories of your personal information or use the personal information we collected for materially different, unrelated, or incompatible purposes without providing you notice.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Doug Franklin
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyetfs.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)

NOTICE:

Important Shareholder Report(s) Available Online and in Print by Request

Shareholder reports contain important information about your investments, including portfolio holdings and financial statements. We encourage you to review the shareholder report(s) and other information by visiting: www.hennessyfunds.com/funds/fund-documents

You may request printed copies or change your delivery preferences at any time by calling:

U.S. Bank Global Fund Services
1-800-261-6950 or 1-414-765-4124

Please contact U.S. Bank Global Fund Services if you would like to:

✔	Request a paper copy of a specific shareholder report, free of charge. Unless you contact U.S. Bank Global Fund Services, you will NOT receive a paper copy.

✔	Elect to receive paper copies of ALL future shareholder reports, free of charge.

✔	Elect to receive shareholder reports and other communications (including quarterly statements, annual tax statements, and prospectuses) electronically delivered to your email.

Note: You may also elect eDelivery by accessing your account online at www.hennessyfunds.com/account

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code of ethics in February 2023 and again in August 2023 to (1) specify that each of the registrant and the investment advisor to the registrant’s series, as an entity, is prohibited from trading on the basis of material non‑public information or communicating material non‑public information to others in violation of law, (2) add a requirement that the implementation, modification, or termination of any Rule 10b5‑1 plan under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the investment advisor to the registrant’s series or any director, trustee, officer, or employee of the registrant or the investment advisor to the registrant’s series must be approved in advance by external or internal legal counsel to the investment advisor to the registrant’s series, (3) exclude summer associates or other temporary employees of the registrant or of the investment advisor to the registrant’s series as access persons, (4) explicitly exempt in‑kind transfers from pre‑clearance requirements, and (5) remove the prohibition of frequent trading of securities (while retaining the 14‑day short swing period). The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith, along with an exhibit that shows the portions of the Code of Ethics that were updated, as discussed above.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the financial and business experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged the principal accountant to the Hennessy Funds, Tait, Weller & Baker LLP, to perform audit services, audit-related services, tax services, and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit‑related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, tax planning, and review of federal and state tax returns. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and other fees by the principal accountant to the Hennessy Funds.

	FYE 10/31/2023	FYE 8/31/2023(1)	FYE 10/31/2022	FYE 8/31/2022(2)
(a) Audit Fees	$322,300	$12,500	$315,800	$22,155
(b) Audit-Related Fees	-	-	-	-
(c) Tax Fees	$69,900	-	$67,400	$4,220
(d) All Other Fees	-	-	-	-
(1)
Fees relate to the audit for the Hennessy Stance ESG ETF for the fiscal year ended August 31, 2023. At a meeting of the Board of Trustees of the registrant held on October 8, 2023, the Board of Trustees approved changing the fiscal year end of the Hennessy Stance ESG ETF for financial reporting purposes from August 31 to October 31.

(2)	Fees relate to the predecessor of the Hennessy Stance ESG ETF, the Stance Equity ESG Large Cap Core ETF, which was audited by a previous independent registered public accounting firm.

(e)(1) The audit committee has adopted pre-approval procedures for audit and non-audit services provided to the registrant. Under the procedures, at any regularly scheduled audit committee meeting, the audit committee may pre-approve any audit, audit-related, tax, and other non-audit services to be rendered or that may be rendered by a principal accountant to the registrant and certain non-audit services to be rendered by a principal accountant to the investment advisor to the registrant’s series or such advisor’s affiliates that provide ongoing services to the registrant. The audit committee either specifically pre-approves the services or pre-approves a type of a service. No pre-approval is required for non-audit services that meet the following criteria: (1) the aggregate amount of fees to be paid for all such non-audit services is not more than 5% of the total revenues paid by the registrant to the principal accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

The audit committee must pre-approve a principal accountant’s engagements for non-audit services with the investment advisor to the registrant’s series and such advisor’s affiliates that provide ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, unless the aggregate amount of fees to be paid for all such services provided constitutes no more than 5% of the aggregate revenues paid to the principal accountant by the registrant, the investment advisor and such advisor’s affiliates that provide ongoing services to the registrant, during the fiscal year in which the services are to be provided.

If a service has not been pre-approved at a regularly scheduled audit committee meeting, and if, in the opinion of the Chief Compliance Officer of the registrant, a proposed engagement must commence before the next regularly scheduled audit committee meeting, any member of the audit committee is authorized under the procedures to pre-approve the engagement. The Chief Compliance Officer of the registrant will arrange for this interim review, coordinate with the designated member of the audit committee and provide, with the assistance of the principal accountant, information about the service to be pre-approved for the interim period. Any interim pre-approval decisions are reported (for informational purposes) to the audit committee at its next regularly scheduled meeting.

All of the tax services referenced above were pre-approved in accordance with the pre-approval procedures for audit and non-audit services.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 8/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%	0%
Tax Fees	0%	0%	0%
All Other Fees	0%	0%	0%

The percentage of fees billed by the previous independent registered public accounting firm of the predecessor to the Hennessy Stance ESG ETF, the Stance Equity ESG Large Cap Core ETF, applicable to non-audit services pursuant to waiver of pre‑approval requirement were as follows:

FYE 8/31/2022
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The principal accountant has not provided any non-audit services in the last two fiscal years to the registrant, to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or to any entity controlling, controlled by, or under common control with Hennessy Advisors, Inc.

(h) In assessing the independence of the registrant’s principal accountant, the board of trustees noted that the principal accountant has not provided any non-audit services to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or to any entity controlling, controlled by, or under common control with Hennessy Advisors, Inc.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The independent members of the committee are as follows: Robert Doyle, J. Dennis DeSousa, Claire Garvie, and Gerald Richardson.

Item 6. Investments.

(a) The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act. Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/Neil J. Hennessy
Neil J. Hennessy
President

Date: January 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Neil J. Hennessy Neil J. Hennessy, President and Principal Executive Officer

Date: January 4, 2024

By: /s/Teresa M. Nilsen Teresa M. Nilsen, Treasurer and Principal Financial Officer

Date: January 4, 2024